UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22037

Stone Harbor Investment Funds

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: May 31

Date of reporting period: May 31, 2018

Item 1. Report to Stockholders.

Stone Harbor
Investment Partners

May 31, 2018

Annual Report

Emerging Markets Debt Fund | High Yield Bond Fund | Local Markets Fund | Emerging Markets Corporate Debt Fund

Table of Contents

Shareholder Letter	2
Disclosure of Fund Expenses	8
Summaries of Portfolio Holdings	9
Growth of $10,000 Investment
Stone Harbor Emerging Markets Debt Fund	12
Stone Harbor High Yield Bond Fund	13
Stone Harbor Local Markets Fund	14
Stone Harbor Emerging Markets Corporate Debt Fund	15
Stone Harbor Investment Grade Fund	16
Stone Harbor Strategic Income Fund	17
Stone Harbor Emerging Markets Debt Allocation Fund	18
Stone Harbor 500 Plus Fund	19
Report of Independent Registered Public Accounting Firm	20
Statements of Investments
Stone Harbor Emerging Markets Debt Fund	21
Stone Harbor High Yield Bond Fund	31
Stone Harbor Local Markets Fund	39
Stone Harbor Emerging Markets Corporate Debt Fund	45
Stone Harbor Investment Grade Fund	50
Stone Harbor Strategic Income Fund	56
Stone Harbor Emerging Markets Debt Allocation Fund	59
Stone Harbor 500 Plus Fund	60
Statements of Assets & Liabilities	64
Statements of Operations	66
Statements of Changes in Net Assets	68
Financial Highlights
Stone Harbor Emerging Markets Debt Fund	72
Stone Harbor High Yield Bond Fund	73
Stone Harbor Local Markets Fund	74
Stone Harbor Emerging Markets Corporate Debt Fund	75
Stone Harbor Investment Grade Fund	76
Stone Harbor Strategic Income Fund	77
Stone Harbor Emerging Markets Debt Allocation Fund	78
Stone Harbor 500 Plus Fund	79
Notes to Financial Statements	80
Additional Information	102
Board Approval of Investment Advisory Agreement	104
Trustees & Officers	107

Stone Harbor Investment Funds Annual Report | May 31, 2018	1

Stone Harbor Investment Funds	Shareholder Letter

May 31, 2018 (Unaudited)

Dear Shareholder,

The 12-month period ended May 31, 2018 was a mixed investment environment. A key factor that continued to have a pronounced impact on markets was global monetary policy. While growth remained generally solid, central bank responses to growth reflected the different stages of the economic cycle in each region and ranged from multiple interest rate increases in the U.S. to continued, albeit slowing, Quantitative Easing (“QE”) in Europe. Other important themes that impacted credit markets included the uncertainty surrounding the Trump administration’s policies, especially on trade; and on the positive side, the stabilization of commodity prices at higher levels. This mixed macroeconomic backdrop produced varying investment results across global credit markets during the period.

In the U.S., the Federal Reserve (“Fed”) raised the Fed Funds rate from 1.25% to 1.75% during the period and continues to raise rates in response to solid growth and tightening labor markets accompanied by still limited inflation. During the 12-month period, two year yields rose by 129 basis points (“bps”) to 2.42%, while ten year yields rose a more modest 63 bps to 2.84%. In Europe, faced with clearly above trend growth but with a larger output gap, the European Central Bank (“ECB”) moved to tentatively reduce accommodation by slowing the pace of QE. As a consequence, German two year yields rose by 6 bps to -0.62% and ten year yields were virtually unchanged on the year at 0.34%. During the reporting period, the U.K. saw growth moderate to levels below those of Europe. However, inflation pressure rose as a result of weak Sterling, rising commodity prices, and tight labor markets. The Monetary Policy Committee (“MPC”) in the UK raised rates once to 50 bps from 25 bps. Over the reporting period, U.K. ten year yields rose by 18 bps to 1.23%. Japanese ten year yields were unchanged over the same period. In emerging markets, despite signs of improved growth and inflation in many countries, as well as stronger commodity prices, emerging markets debt (“EMD”) spreads widened over the reporting period. Higher bond yields in the U.S. and other developed markets and the U.S. dollar appreciation in the latter part of the reporting period negatively impacted emerging markets.

Looking forward, growth in the U.S. appears to us to remain strong over the first part of the next 12 months, supported by tax cuts, but is expected to slow somewhat thereafter. On the other hand, we believe European growth is likely to soften in the near term from elevated readings, but remain stable, whereby the ECB may be encouraged to begin the process of raising rates towards the latter half of 2019. Generally, we believe politics is likely to play a heightened role in influencing market sentiment and growth prospects. In our view, heightened trade tensions and more aggressive tariffs from the U.S., combined with retaliatory measures, remain the central risk and suggest a greater degree of growth uncertainty.

While implicit risk of increased trade tensions may pressure emerging markets, recent bond price weakness as a result of local developments, particularly in Argentina, Turkey, Russia, Brazil, and Mexico, have left EMD with attractive valuations, in our view. In this context, a diminution of current risks may support EMD relative performance.

At Stone Harbor Investment Partners LP (“Stone Harbor”), we will continue to focus on capturing excess return from stable and improving credit situations in corporate and sovereign markets worldwide. As we continue to monitor these developments, please follow our progress throughout the year by visiting our website at www.shiplp.com. There you will find updates on our view of credit markets, as well as related news and research. We appreciate the confidence you have placed in Stone Harbor and look forward to providing you with another update in the next six months.

Market Review: Emerging Markets Debt

The trailing 12-month period ended May 31, 2018 was broadly characterized by continued global growth and strong underlying fundamental trends in developing countries. However, the threat of inflation in the U.S. and trade war rhetoric - particularly, trade tariffs implemented by the U.S. and China - dominated headlines and led to a spike in global equity and credit market volatility. Despite this market disruption, the U.S. Fed remained on track for slow and steady rate increases and delivered three rate hikes during the reporting period (i.e., June 2017, December 2017, and March 2018). At the same time, the ECB maintained its accommodative monetary policy stance. Rising oil prices provided further support to improving economic activity in several large emerging market (“EM”) countries - particularly emerging markets oil exporters. EM technical conditions also remained supportive with inflows into all EM debt asset classes during the period.

Nevertheless, as detailed in the table below, total returns on the three major sectors of EM debt remained well below their strong performances from the prior year.

		Last 12-month Total Return
EMD Sector	Benchmark	31-May-18	31-May-17
USD Sovereign	JP Morgan EMBI Global Diversified	-0.56%	9.77%
Local Currency Sovereign	JP Morgan GBI EM Global Diversified	1.01%	12.17%
USD Corporate	JP Morgan CEMBI Broad Diversified	0.48%	8.50%

*	Past performance does not guarantee future results. Cannot invest directly in an index.

2	www.shiplp.com

Stone Harbor Investment Funds	Shareholder Letter

May 31, 2018 (Unaudited)

Several factors constrained total returns on EM debt during the most recent 12 month period. U.S. and other developed market bond yields moved higher, negatively impacting returns on hard currency-denominated sovereign and corporate bonds. While the Euro strengthened relative to the U.S. dollar until April 2018, U.S. dollar appreciation in the latter part of the period detracted from returns on local currency assets. Credit spreads movements, on average, narrowed within the period until February, but then began to widen afterwards, reducing returns from sovereign and corporate bonds.

Stone Harbor Emerging Markets Debt Fund

The total return of the Stone Harbor Emerging Markets Debt Fund (the “Fund”) for the 12-month period ended May 31, 2018 was 0.08% (net of expenses) and 0.79% (gross of expenses). This performance compares to a benchmark return of -0.56% for the JPMorgan EMBI Global Diversified Index.

The Fund outperformed its benchmark primarily as a result of issue selection decisions in external sovereign bonds. Off-currency exposure in corporate and local currency bonds had mixed success. The corporate debt positions enhanced excess returns on average, while the local currency exposure detracted from relative performance. Duration-adjusted returns that are explained by U.S. Treasury movements were negative, while miscellaneous differences, which represents pricing differences among other factors, enhanced performance.

Positioning in Central Europe, the Middle East, and Africa contributed most to returns in excess of the benchmark, driven primarily by an overweight and issue selection in Ukraine. The most important factors driving Ukraine’s outperformance this period, in our view, were the ongoing recovery in growth, proven success in implementing reforms, and the International Monetary Fund (“IMF”) support. Overweights in Ghana and Iraq also enhanced performance. In Iraq, several key factors, including the country’s strong capacity and demonstrated willingness to pay, a successful IMF program, and rising oil prices and oil output, buoyed asset prices. In Latin America, the largest positive contributor to relative performance was issue selection in Argentina, where the Fund owned Euro-denominated sovereign bonds which outperformed comparable U.S. dollar denominated securities. In Asia, an underweight in the Philippines, and issue selection in Indonesia and Malaysia also enhanced performance. Top detractors included overweights in Argentina, Ecuador, and Venezuela.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net exposure to these derivatives of approximately -$630 thousand. Over the course of the reporting period these derivative positions generated a net realized loss of approximately $7.1 million and $4.7 million in unrealized appreciation for a decrease in operations of $2.4 million. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Stone Harbor Local Markets Fund

The total return of the Stone Harbor Local Markets Fund (the “Fund”) for the 12-month period ended May 31, 2018 was -0.33% (net of expenses) and 0.57% (gross of expenses). This performance compares to a benchmark return of 1.01% for the JPMorgan GBI-EM Global Diversified Index. Contributions to the index total return from foreign currency exchange (“FX”) spot transactions and carry/duration were -3.39% and 4.55%, respectively. The Fund’s positive attribution from duration positioning was offset by FX exposure and issues, taxes and other considerations. Miscellaneous differences also detracted from relative performance.

Sources of the Fund’s underperformance included FX overweights in Argentina, Brazil, and Turkey. In the case of Argentina and Turkey, sharp currency depreciations led to emergency actions by the respective central banks to intervene in the FX markets to restore market confidence in May. In Asia, FX underweights in Malaysia and Thailand detracted most from relative performance. In Thailand, export-led growth and forecasts of a current account surplus supported the baht.

Other detractors to relative returns included issues, taxes, and curve positioning in Brazil, Chile, Czech Republic, Poland, Romania, and Russia.

The top positive contributors to relative performance included duration underweights in Argentina, Chile, Czech Republic, and Romania, as well as duration overweights in Brazil, Russia, and South Africa. Off-benchmark U.S. dollar-denominated securities in Argentina, which we added in the third quarter 2017 and in Ukraine also enhanced performance.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net exposure to these derivatives of approximately $1.5 million. Over the course of the reporting period these derivative positions generated a net realized gain of approximately $204 thousand and $5.7 million in unrealized depreciation, for a decrease in operations of $5.5 million. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Stone Harbor Investment Funds Annual Report | May 31, 2018	3

Stone Harbor Investment Funds	Shareholder Letter

May 31, 2018 (Unaudited)

Stone Harbor Emerging Markets Corporate Debt Fund

The total return of the Stone Harbor Emerging Markets Corporate Debt Fund (the “Fund”) for the 12-month period ended May 31, 2018 was 0.80% (net of expenses) and 1.81% (gross of expenses). This performance compares to a benchmark return of 0.48% for the JPMorgan CEMBI Broad Diversified Index. The index spread over comparable maturity U.S. Treasury securities widened by 27 basis points, ending the period at 284 basis points. The high yield sub-sector outperformed, returning 1.43%, while the investment grade sector returned -0.14%. Returns from the major EM regions (i.e., Africa, Asia, Eastern Europe, Latin America, and the Middle East) were mixed. Africa generated the strongest returns, followed by Latin America. Top country performers included Iraq (+20.29%), Latvia (+11.59%), and Ukraine (+17.98%); the bottom performers included Israel (-5.00%), Jamaica (-7.91%), and Russia (-2.90%).

The Fund outperformed its benchmark due to both country and regional exposures and issue selection decisions. The largest positive contributor to Fund performance was an overweight exposure in Ukraine. Ukraine corporate debt benefited from positive country developments - namely, ongoing recovery in growth, proven success in implementing reforms, and support from the IMF. An overweight exposure in Ghana and underweight exposures in Israel and Russia also enhanced returns. In Ghana, portfolio exposure in the oil and gas sector was helped by rising oil prices. Israel lagged other country returns at the index level, declining primarily in response to the weak performance of Teva Pharmaceutical debt; and the portfolio’s underweight enhanced performance. In Latin America, the top positive contributor to excess returns was an overweight exposure in Brazil, which was supported by strong performance from the oil and mining sectors. In Asia, an overweight exposure in Macau and Thailand contributed positively to excess returns.

In terms of issue selection, positive issue selection in Asia, particularly in India, Indonesia, and Thailand contributed most to excess returns. In other regions, strong issue selection in Chile and Mexico, as well as in Israel and Russia enhanced relative performance. Some of this positive attribution was offset by issue selection in Brazil, Jamaica, and Ukraine.

From an industry perspective, overweight exposures to exploration & production, and metals/mining/steel, and an underweight exposure to pharmaceuticals were among the top contributors to excess returns. Issue selection in several industries, including banking, energy & production, metals/mining/steel, and railroads also enhanced performance.

Attribution from credit rating was positive, with the largest positive contribution from an underweight in higher quality BBB rated credits. Overweights in B and BB rated credits also enhanced returns, as did an overweight in A rated credits.

The Fund may use various derivative instruments to implement its strategies. These derivatives may be used to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period, the Fund did not have exposure to these derivatives.

Stone Harbor Emerging Markets Debt Allocation Fund

The Stone Harbor Emerging Markets Debt Allocation Fund’s (the “Fund”) performance for the 12-month period ended May 31, 2018 was 0.21% (net of direct and indirect expenses) and 1.06% (gross of direct and indirect expenses). This compares to a blended benchmark (50% JPMorgan EMBI Global Diversified Index / 50% JPMorgan GBI-EM Global Diversified Index) return of 0.29%.

The Fund generated positive performance from asset allocation decisions, driven primarily by the timely decisions to overweight local currency assets between November and January and then to reduce this exposure through the end of the reporting period.

Allocations to hard currency sovereign debt and out-of-benchmark exposure to U.S. dollar-denominated corporate debt enhanced relative performance, while local currency positioning detracted. Relative duration-adjusted returns that are explained by U.S. Treasury movements were positive; and miscellaneous difference, which represents pricing differences among other factors, was also positive.

Within the hard currency sovereign debt allocation, positioning in Central Europe, the Middle East, and Africa contributed most to returns in excess of the benchmark, driven primarily by an overweight and issue selection in Ukraine. The most important factors driving Ukraine’s outperformance this period, in our view, have been the ongoing recovery in growth, proven success in implementing reforms, and the IMF support. Overweights in Ghana and Iraq also enhanced performance. In Iraq, several key factors, including the country’s strong capacity and demonstrated willingness to pay, a successful IMF program, and rising oil prices and oil output, supported bond prices. In Latin America, the largest positive contributor to relative performance was issue selection in Argentina, where the Fund owned Euro-denominated sovereign bonds, which outperformed comparable U.S. dollar denominated securities. In Asia, an underweight in the Philippines, and issue selection in Indonesia and Malaysia also enhanced performance.

Within the local currency debt allocation, positioning in Argentina, Thailand, and Turkey detracted most from relative performance. In the case of Argentina and Turkey, sharp currency depreciations led to emergency actions by the respective central banks to intervene in the FX markets to restore market confidence in May 2018. In Thailand, an underweight to the baht detracted most from relative performance as export-led growth and forecasts of a current account surplus supported the currency. Some of the negative attribution was offset by overweight positioning in Poland, Russia, and South Africa.

4	www.shiplp.com

Stone Harbor Investment Funds	Shareholder Letter

May 31, 2018 (Unaudited)

Out-of-benchmark exposure to hard currency corporate debt, particularly in Brazil, Ghana, and Indonesia, enhanced performance.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net exposure to these derivatives of approximately -$2.0 thousand. Over the course of the reporting period these derivative positions generated a net realized loss of approximately $13.6 thousand and $2 thousand in unrealized appreciation, for a decrease in operations of $11.4 thousand. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Stone Harbor High Yield Bond Fund

The Stone Harbor High Yield Bond Fund (the “Fund”) return for the 12-months ended May 31, 2018 was 0.87% (net of expenses) and 1.53% (gross of expenses). This compares to a benchmark return of 2.09%. The benchmark was changed from the Citigroup High Yield Market Capped Index to the ICE BofAML US High Yield Master Constrained Index effective September 30, 2017.

During the reporting period, the high yield market was supported by overall positive earnings trends, improving credit fundamentals and fiscal stimulus from the recently passed Tax Cuts and Job Act of 2017. Oil prices rose to the highest level since 2014 as OPEC agreements to cut production remained in place. Market volatility increased during the latter part of the reporting period as U.S. trade tensions particularly with China and a lack of progress on NAFTA weighed on the market. The market was also negatively impacted by rising interest rates, volatility in equity markets, increasing idiosyncratic risks (an indication of, in our view, the latter part of a credit cycle), and increasing geopolitical tensions.

The par value of the Index declined slightly as new issuance declined from the same period last year. Over seventy percent of new issuance proceeds were used to repay or refinance existing debt, more companies were upgraded to investment grade than downgraded, and companies opted to refinance in the leveraged loan market. Market technicals were pressured by retail outflows, which were significantly higher than the prior 12 month period. High yield spreads, as represented by the current Index, tightened 15 basis points to end the period at 374 basis points. The average yield increased from 5.54% to 6.36%.

Top performing sectors at the index level for the period included Pharmaceuticals, which benefitted from a stabilization of the base business and improved fundamentals; Transportation-other; and Utilities, which benefitted from mergers and acquisitions activity. The bottom performers included Telecommunications, which underperformed due to weak operating results and Banking. Lower rated securities outperformed as earnings trends were strong and higher rated securities were negatively impacted by higher rates. Shorter duration securities outperformed longer duration bonds due to rising interest rates.

The high yield portfolio underperformed the index as a result of negative industry selection. Issue selection decisions contributed positively to performance. In terms of industry selection, an overweight to Cable & Media and an underweight to Finance detracted from performance. This performance was partially offset by an overweight and strong security selection to the Utilities sector. Security selection decisions in the consumer sectors, including Retail-Food & Drug and Retail Stores, detracted from relative returns as did security selection in Consumer Products. Negative contributions were partially offset by positive security selection in the Energy and Textile/Apparel sectors. From a credit quality perspective, weak credit selection decisions in B-rated securities was partly offset by favorable issue selection in BB- and CCC-rated bonds. The portfolio’s exposure to bank loans also enhanced performance, benefitting from the shorter duration, better capital structure positioning, and lower volatility of the asset class.

We continue to see some inflationary pressure building across many sectors related to labor, raw materials and transportation. For sectors where secular concerns are growing and negative surprises are rising, spread widening has occurred. Idiosyncratic events have continued to rise amid maturing credit cycles. We also have witnessed more shareholder friendly actions by companies. As the BB-rated sector has significantly underperformed and with macro concerns growing, we believe the BB sector and leveraged loans offers good relative value.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund did not have exposure to these derivatives. Over the course of the reporting period these derivative positions generated a net realized loss of approximately $84 thousand and $36 thousand in unrealized appreciation for a decrease in operations of $48 thousand. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Stone Harbor Investment Funds Annual Report | May 31, 2018	5

Stone Harbor Investment Funds	Shareholder Letter

May 31, 2018 (Unaudited)

Stone Harbor Investment Grade Fund

The total return of the Stone Harbor Investment Grade Fund (the “Fund”) for the 12 months ended May 31, 2018 was -0.81% (net of expenses) and -0.30% (gross of expenses). This performance compares to a benchmark return of -0.37% for the Bloomberg Barclays U.S. Aggregate Index. The Fund’s performance benefitted during the period by maintaining an average duration position modestly shorter than that of the benchmark. The 12-month period was characterized by rising U.S. Treasury rates, which can negatively affect bond prices. Additionally, the Fund was aided by an overweight to corporate bonds during the 12-month period as credit spreads moved tighter. Partially offsetting these gains were the effects of certain security selection decisions within the securitized sector.

During the reporting period, the U.S. Federal Reserve raised the Fed Funds rate from 1.25% to 1.75%, with forward guidance suggesting further rate increases. As a consequence, two year yields rose by 129 bps to 2.42%, while ten year yields rose a more modest 63 bps to 2.84%, resulting in a flatter yield curve. The investment grade corporate market -- with a heavy weighting in financial debt, which is often negatively impacted by a flatter curve -- saw spreads rise by 2 bps to 115 bps. Conversely, the U.S. high yield market benefitted from continued strong growth, improved corporate earnings, stronger commodity prices, and tax cuts and posted a spread tightening of 31 bps, ending the period at a spread of 332 bps.

Looking forward, growth in the U.S. appears to remain strong over the first part of the year, supported by tax cuts, but is expected to slow somewhat thereafter. The Fed is likely to continue to raise interest rates over the next six months, but we suspect, it will adopt a more conservative stance thereafter, adjusting for softer GDP readings and a flatter yield curve.

The Fund may use various derivative instruments to implement its strategies. These derivatives may be used to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund did not have exposure to these derivatives.

Stone Harbor Strategic Income Fund

The total return of the Strategic Income Fund (the “Fund”) for the 12 month period ending May 31, 2018 was 0.60% (net of direct and indirect expenses) and 1.30% (gross of direct and indirect expenses). This performance compares to a benchmark return of 1.04% for the Bloomberg Barclays Global Credit Index (Hedged USD). The Fund outperformed its benchmark as a result of certain asset allocation, duration, and individual credit decisions. All portfolio sectors posted positive contributions from asset allocation, with U.S. high yield and emerging local currency debt the leaders. Partially offsetting these positive effects were costs associated with credit hedges (i.e. use of derivatives as an efficient and effective way to manage our credit exposure) during a period of tighter credit spreads. Within individual portfolio sectors, the Fund experienced outperformance in investment grade, hard currency emerging markets sovereign debt and emerging market corporates, while underperforming within the high yield and emerging markets local currency segments. In emerging markets hard currency, Argentina and Ukraine generated the largest positive contributions. In the high yield segment, an overweight to the Cable/Media sector had a negative effect. The Fund’s duration positioning (long relative to the benchmark) generated a negative contribution during the period as developed market government rates moved higher.

During the reporting period, the U.S. Federal Reserve raised the Fed Funds rate from 1.25% to 1.75%, with forward guidance suggesting further rate increases. As a consequence, two year yields rose by 129 bps to 2.42%, while ten year yields rose a more modest 63 bps to 2.84%, resulting in a flatter yield curve. The investment grade corporate market -- with a heavy weighting in financial debt, which is often negatively impacted by a flatter curve -- saw spreads rise by 2 bps to 115 bps. Conversely, the U.S. high yield market benefitted from continued strong growth, improved corporate earnings, stronger commodity prices, and tax cuts and posted a spread tightening of 31 bps, ending the period at a spread of 332 bps. In Europe, the ECB moved to slow the pace of QE. As a consequence, German two year yields rose by 6 bps to -0.62% and ten year yields were virtually unchanged on the year at 0.34%. European investment grade spreads widened 10 bps and High Yield spreads widened 30 bps. The Euro rallied modestly over the reporting period to 1.17 from 1.13, although it was markedly stronger during the first quarter of 2018. The MPC in the UK raised rates once to 50 bps from 25 bps. Over the reporting period, U.K. ten year yields rose by 18 bps to 1.23%. Japanese ten year yields were unchanged over the same period. In EMD, spread widened by nearly 50 bps over the reporting period, despite signs of improved growth and inflation recording in many countries, as well as stronger commodity price.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net exposure to these derivatives of approximately $355 thousand. Over the course of the reporting period these derivative positions generated a net realized loss of approximately $200 thousand and $210 thousand in unrealized appreciation for an increase in operations of $10 thousand. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

6	www.shiplp.com

Stone Harbor Investment Funds	Shareholder Letter

May 31, 2018 (Unaudited)

Stone Harbor 500 Plus Fund

The total return of the Stone Harbor 500 Plus Fund (the “Fund”) for the 12 month period ending May 31, 2018 was 14.32% (net of expenses) and 14.93% (gross of expenses). This performance compares favorably versus the Fund’s benchmark, the S&P 500 Index, which returned 14.38% over that time period.

The Fund’s strategy of purchasing S&P futures, in an attempt to replicate the performance of the S&P 500 Index, while investing the remainder of the Fund’s cash in a portfolio of fixed income instruments designed to outperform USD 3-month LIBOR proved advantageous during the period. The 62 bps of performance above the S&P 500 can be attributed to two key areas: 1) overlay portfolio 2) the index replication. The overlay portfolio, which comprises mainly floating rate or short weighted average life fixed rate securitized bonds (i.e. less than 3-year weighted average life backed by residential mortgages), outperformed 3-month LIBOR by approximately 161 basis points during the past year. The majority of that performance resulted from carry and spread tightening in the non-agency and commercial mortgage backed bonds in the portfolio. At the end of May, the Fund was allocated approximately 37% to non-agency residential mortgage backed securities (RMBS), 34% to commercial mortgage backed securities (CMBS), 23% to asset backed securities (ABS), and 6% cash, which resulted in a yield-to-maturity of 2.68% and AA+ rated average credit quality. The Fund’s index replication strategy underperformed the S&P 500 by 83 bps over the time period due to unattractive calendar roll pricing in December 2017 and cash drag associated with maintaining the margin on the long futures position.

Due to the considerable spread tightening in 2017 and early 2018, we have become more defensive in the overlay portfolio. We have reduced the non-agency RMBS weighting, while increasing the allocation to asset backed securities; specifically, the auto and student loan sectors of the ABS market. We remain overweight in floating rate bonds in the overlay portfolio as we expect the Federal Reserve to continue to raise interest rates well into 2019.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net exposure to these derivatives of approximately $86 thousand. Over the course of the period these derivative positions generated a net realized gain of approximately $426 thousand and $156 thousand in unrealized depreciation for an increase in operations of $270 thousand. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Sincerely,

Thomas K. Flanagan

Chairman of the Board of Trustees

Stone Harbor Investment Funds Annual Report | May 31, 2018	7

Stone Harbor Investment Funds	Disclosure of Fund Expenses

May 31, 2018 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and/or redemption fees (if applicable) and (2) ongoing costs, including management fees and other Fund expenses. The below examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on December 1, 2017 and held until May 31, 2018.

Actual Expenses. The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees, sales charges (loads) or exchange fees. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON ACTUAL TOTAL RETURN

	Actual Total Return	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expense Ratio(1)	Expenses Paid During Period(2)
STONE HARBOR EMERGING MARKETS DEBT FUND	-3.15%	$ 1,000.00	$968.50	0.70%	$3.44
STONE HARBOR HIGH YIELD BOND FUND	-0.12	1,000.00	998.80	0.66	3.29
STONE HARBOR LOCAL MARKETS FUND	-2.34	1,000.00	976.60	0.90	4.44
STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND	-2.84	1,000.00	971.60	1.01	4.99
STONE HARBOR INVESTMENT GRADE FUND	-1.57	1,000.00	984.30	0.51	2.52
STONE HARBOR STRATEGIC INCOME FUND	-0.51	1,000.00	994.90	0.07	0.35
STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND	-2.45	1,000.00	975.50	0.04	0.20
STONE HARBOR 500 PLUS FUND	2.84	1,000.00	1,028.40	0.61	3.08

BASED ON HYPOTHETICAL TOTAL RETURN

	Hypothetical Annualized Total Return	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expense Ratio(1)	Expenses Paid During Period(2)
STONE HARBOR EMERGING MARKETS DEBT FUND	5.00%	$ 1,000.00	$1,021.44	0.70%	$3.53
STONE HARBOR HIGH YIELD BOND FUND	5.00	1,000.00	1,021.64	0.66	3.33
STONE HARBOR LOCAL MARKETS FUND	5.00	1,000.00	1,020.44	0.90	4.53
STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND	5.00	1,000.00	1,019.90	1.01	5.09
STONE HARBOR INVESTMENT GRADE FUND	5.00	1,000.00	1,022.39	0.51	2.57
STONE HARBOR STRATEGIC INCOME FUND	5.00	1,000.00	1,024.58	0.07	0.35
STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND	5.00	1,000.00	1,024.73	0.04	0.20
STONE HARBOR 500 PLUS FUND	5.00	1,000.00	1,021.89	0.61	3.07

(1)	Annualized, based on the Fund's most recent fiscal half-year expenses.

(2)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365. Note this expense example is typically based on a six-month period.

8	www.shiplp.com

Stone Harbor Investment Funds	Summaries of Portfolio Holdings

May 31, 2018 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT FUND

Country Breakdown(1)%
Argentina	8.23%
Ukraine	7.78%
Ecuador	7.05%
Mexico	6.76%
Brazil	5.71%
Turkey	5.60%
Egypt	5.17%
Indonesia	4.39%
Iraq	3.15%
Nigeria	2.86%
Lebanon	2.72%
Oman	2.47%
Dominican Republic	2.39%
Ghana	2.36%
Ivory Coast	2.21%
Venezuela	2.10%
Malaysia	2.08%
Uruguay	1.91%
Colombia	1.46%
Sri Lanka	1.41%
Zambia	1.40%
Angola	1.38%
Gabon	1.18%
South Africa	1.15%
El Salvador	1.04%
Cameroon	0.95%
Azerbaijan	0.89%
China	0.88%
Kenya	0.76%
Russia	0.71%
Senegal	0.70%
Kazakhstan	0.66%
Jordan	0.63%
Panama	0.60%
Paraguay	0.57%
Costa Rica	0.56%
Luxembourg	0.42%
Peru	0.35%
Bahrain	0.30%
India	0.28%
Thailand	0.23%
Georgia	0.20%
Chile	0.19%
Jamaica	0.18%
Netherlands	0.15%
Total	94.17%
Short Term Investments	2.99%
Other Assets in Excess of Liabilities	2.84%
Total Net Assets	100.00%

STONE HARBOR HIGH YIELD BOND FUND

Industry Breakdown	%
Exploration & Production	7.15%
Media Cable	7.06%
Chemicals	6.06%
Industrial Other	5.67%
Media Other	5.65%
Technology	5.61%
Healthcare	5.39%
Food/Beverage/Tobacco	5.29%
Electric	4.93%
Drillers/Services	3.98%
Building Products	3.67%
Gaming	3.01%
Leisure	2.94%
Containers/Packaging	2.83%
Wireless	2.78%
Metals/Mining/Steel	2.73%
Paper/Forest Products	2.71%
Pharmaceuticals	2.52%
Automotive	2.47%
Services Other	2.45%
Wirelines	1.88%
Consumer Products	1.75%
Diversified Manufacturing	1.61%
Satellite	1.13%
Retail Food/Drug	1.11%
Textile/Apparel	0.87%
Retail Non Food/Drug	0.76%
Gas Pipelines	0.73%
Utility Non Electric/Gas	0.53%
Construction Machinery	0.44%
Transportation Non Air/Rail	0.00%
Total	95.71%
Short Term Investments	2.47%
Other Assets in Excess of Liabilities	1.82%
Total Net Assets	100.00%

(1)	Country refers to country of primary risk exposure, as determined by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”). In certain instances, a security’s country of incorporation may be different from its country of risk.

Stone Harbor Investment Funds Annual Report | May 31, 2018	9

Stone Harbor Investment Funds	Summaries of Portfolio Holdings

May 31, 2018 (Unaudited)

STONE HARBOR LOCAL MARKETS FUND

Country Breakdown(1)%
Indonesia	11.09%
Mexico	10.94%
Brazil	10.55%
South Africa	9.93%
Turkey	8.55%
Russia	8.29%
Colombia	5.77%
Poland	4.84%
Thailand	2.39%
Czech Republic	1.85%
Romania	1.34%
Malaysia	1.23%
Argentina	0.95%
Uruguay	0.74%
Ukraine	0.65%
Peru	0.62%
Luxembourg	0.50%
Chile	0.30%
Kazakhstan	0.19%
Total	80.72%
Short Term Investments	4.90%
Other Assets in Excess of Liabilities	14.38%
Total Net Assets	100.00%

(1)	Country refers to country of primary risk exposure, as determined by Stone Harbor. In certain instances, a security’s country of incorporation may be different from its country of risk.

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND

Industry Breakdown	%
Exploration & Production	16.76%
Financial/Lease	14.54%
Metals/Mining/Steel	10.72%
Electric	10.14%
Wireless	6.40%
Food/Bev/Tobacco	5.13%
Capital Goods	3.46%
Gaming	3.44%
Gas Distributors	2.96%
Chemicals	2.42%
Railroads	2.41%
Technology	2.05%
Retail Food/Drug	2.02%
Home Builders	1.70%
Airlines	1.69%
Industrial Other	1.68%
Services Other	1.67%
Other	1.63%
Media Cable	1.34%
Retail Non Food/Drug	1.23%
Gas Pipelines	1.17%
Wirelines	1.05%
Automotive	0.72%
Transport Other	0.71%
Building Products	0.24%
Total	97.28%
Short Term Investments	1.35%
Other Assets in Excess of Liabilities	1.37%
Total Net Assets	100.00%

10	www.shiplp.com

Stone Harbor Investment Funds	Summaries of Portfolio Holdings

May 31, 2018 (Unaudited)

STONE HARBOR INVESTMENT GRADE FUND

Industry Breakdown	%
Asset Backed/Commercial Mortgage Backed	14.14%
U.S. Treasury Bonds/Notes	23.85%
U.S. Government Agency Mortgage Backed	20.20%
Banking	7.77%
Gas Pipelines	3.26%
Electric	2.96%
Technology	2.22%
Automotive	2.05%
Non Captive Finance	1.76%
Media Cable	1.74%
Real Estate Investment Trust (REITs)	1.61%
Retail Non Food/Drug	1.57%
Healthcare	1.52%
Exploration & Production	1.48%
Food and Beverage	1.23%
Wireless	1.13%
Metals/Mining/Steel	0.97%
Media Other	0.91%
Life Insurance	0.89%
Transportation Non Air/Rail	0.87%
Pharmaceuticals	0.68%
Wirelines	0.66%
Aerospace/Defense	0.65%
Restaurants	0.46%
Leisure	0.45%
Refining	0.44%
Construction Machinery	0.44%
Building Products	0.42%
Drillers/Services	0.25%
Retail Food/Drug	0.21%
Total	96.79%
Short Term Investments	1.51%
Other Assets in Excess of Liabilities	1.70%
Total Net Assets	100.00%

STONE HARBOR STRATEGIC INCOME FUND

Underlying Fund Breakdown	%
Stone Harbor Emerging Markets Corporate Debt	2.47%
Stone Harbor Emerging Markets Debt Fund	19.80%
Stone Harbor High Yield Bond Fund	32.16%
Stone Harbor Investment Grade Fund	33.51%
Stone Harbor Local Markets Fund	9.82%
Total	96.76%
Short Term Investments	0.86%
Other Assets in Excess of Liabilities	2.38%
Total Net Assets	100.00%

STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND

Underlying Fund Breakdown	%
Stone Harbor Local Markets Fund	50.57%
Stone Harbor Emerging Markets Debt Fund	48.79%
Total	99.36%
Short Term Investments	0.10%
Other Assets in Excess of Liabilities	0.54%
Total Net Assets	100.00%

STONE HARBOR 500 PLUS FUND

Industry Breakdown	%
Financial/Lease	69.40%
Transport Other	5.03%
Retail Non Food/Drug	4.03%
Automotive	3.52%
Lodging	1.01%
Other	3.97%
Total	86.96%
Short Term Investments	7.10%
Other Assets in Excess of Liabilities	5.94%
Total Net Assets	100.00%

Stone Harbor Investment Funds Annual Report | May 31, 2018	11

Stone Harbor Investment Funds	Growth of $10,000 Investment

May 31, 2018 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Debt Fund and the JPMorgan Emerging Markets Bond Index Global Diversified (JPMorgan EMBI Global Diversified Index). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, August 16, 2007)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception
Stone Harbor Emerging Markets Debt Fund	-3.15%	0.08%	5.05%	3.29%	6.28%	6.79%
JPMorgan EMBI Global Diversified Index	-3.38%	-0.56%	4.50%	4.34%	6.67%	7.04%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

12	www.shiplp.com

Stone Harbor Investment Funds	Growth of $10,000 Investment

May 31, 2018 (Unaudited)

STONE HARBOR HIGH YIELD BOND FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor High Yield Bond Fund and the BofAML US High Yield Master Constrained Index. Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, August 16, 2007)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception
Stone Harbor High Yield Bond Fund	-0.12%	0.87%	2.77%	3.15%	6.02%	6.05%
ICE BofAML US High Yield Master Constrained Index*	0.02%	2.29%	4.90%	4.88%	7.78%	7.59%
Citigroup High Yield Market Capped Index	0.26%	2.47%	4.46%	4.47%	7.25%	7.16%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

*	Effective September 30, 2017, the benchmark of the Fund is the ICE BofAML US High Yield Master Constrained Index. The ICE BoA Merrill Lynch US High Yield Master Constrained Index is comprised of all securities in the ICE BoA Merrill Lynch US High Yield Index with issuer exposure capped at 2%. The ICE BofAML US High Yield Master Constrained Index is a broader index, inclusive of European domiciled issuers, and is considered by the Adviser to be a better representation of the Fund’s overall strategy than the Fund’s previous benchmark, the Citigroup High Yield Market Capped Index.

Stone Harbor Investment Funds Annual Report | May 31, 2018	13

Stone Harbor Investment Funds	Growth of $10,000 Investment

May 31, 2018 (Unaudited)

STONE HARBOR LOCAL MARKETS FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Local Markets Fund and the JPMorgan Global Bond Index - Emerging Markets Global Diversified (JPMorgan GBI-EM Global Diversified). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, June 30, 2010)

	6 Month	1 Year	3 Year	5 Year	Since Inception
Stone Harbor Local Markets Fund	-2.34%	-0.33%	1.38%	-3.15%	0.15%
JPMorgan GBI-EM Global Diversified Index	-1.74%	1.01%	2.53%	-1.66%	1.71%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

14	www.shiplp.com

Stone Harbor Investment Funds	Growth of $10,000 Investment

May 31, 2018 (Unaudited)

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Market Corporate Debt Fund and the JPMorgan Corporate Emerging Market Bond Index - Broad Diversified (JPMorgan CEMBI Broad Diversified Index). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, June 1, 2011)

	6 Month	1 Year	3 Year	5 Year	Since Inception
Stone Harbor Emerging Markets Corporate Debt Fund	-2.84%	0.80%	3.66%	3.69%	3.27%
JPMorgan CEMBI Broad Diversified Index	-2.15%	0.48%	3.78%	4.01%	4.75%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Annual Report | May 31, 2018	15

Stone Harbor Investment Funds	Growth of $10,000 Investment

May 31, 2018 (Unaudited)

STONE HARBOR INVESTMENT GRADE FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Investment Grade Fund and the Bloomberg Barclays U.S. Aggregate Index. Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, December 18, 2013)

	6 Month	1 Year	3 Year	Since Inception
Stone Harbor Investment Grade Fund	-1.57%	-0.81%	1.31%	2.31%
Bloomberg Barclays U.S. Aggregate Index	-1.04%	-0.37%	1.39%	2.43%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

16	www.shiplp.com

Stone Harbor Investment Funds	Growth of $10,000 Investment

May 31, 2018 (Unaudited)

STONE HARBOR STRATEGIC INCOME FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Strategic Income Fund and the Bloomberg Barclays Global Credit Index (Hedged USD). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, December 18, 2013)

	6 Month	1 Year	3 Year	Since Inception
Stone Harbor Strategic Income Fund	-0.51%	0.60%	2.63%	3.33%
Bloomberg Barclays Global Credit Index (Hedged USD)	-0.88%	1.04%	3.19%	4.03%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Annual Report | May 31, 2018	17

Stone Harbor Investment Funds	Growth of $10,000 Investment

May 31, 2018 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Debt Allocation Fund, the JPMorgan EMBI Global Diversified Index, JPMorgan GBI-EM Global Diversified Index and the Blend Index (50% JPMorgan EMBI Global Diversified Index and 50% JP Morgan GBI-EM Global Diversified Index). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, October 20, 2014)

	6 Month	1 Year	3 Year	Since Inception
Stone Harbor Emerging Markets Debt Allocation Fund	-2.45%	0.21%	3.09%	1.19%
JPMorgan EMBI Global Diversified Index	-3.38%	-0.56%	4.50%	4.19%
JPMorgan GBI-EM Global Diversified Index	-1.74%	1.01%	2.53%	-1.06%
Blend Index (50% JPMorgan EMBI Global Diversified Index and 50% JPMorgan GBI-EM Global Diversified Index)	-2.51%	0.29%	3.59%	1.61%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

18	www.shiplp.com

Stone Harbor Investment Funds	Growth of $10,000 Investment

May 31, 2018 (Unaudited)

STONE HARBOR 500 PLUS FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor 500 Plus Fund and S&P 500 Index. Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, January 19, 2017)

	6 Month	1 Year	Since Inception
Stone Harbor 500 Plus Fund	2.84%	14.32%	16.51%
S&P 500 Index	3.16%	14.38%	16.30%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Annual Report | May 31, 2018	19

Stone Harbor Investment Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Stone Harbor Investment Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Stone Harbor Investment Funds comprising the Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund, and Stone Harbor 500 Plus Fund (the “Funds”), including the statements of investments, as of May 31, 2018; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, and Stone Harbor Emerging Markets Corporate Debt Fund; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund, and Stone Harbor 500 Plus Fund; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting Stone Harbor Investment Funds as of May 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended (or for the periods listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Stone Harbor Investment Funds	Statements of Operation	Statements of Changes in Net Assets	Financial Highlights
Stone Harbor Investment Grade Fund Stone Harbor Strategic Income Fund	For the year ended May 31, 2018	For the years ended May 31, 2018 and 2017	For the years ended May 31, 2018, 2017, 2016, 2015, and for the period December 19, 2013 (commencement of operations) to May 31, 2014
Stone Harbor Emerging Markets Debt Allocation Fund	For the year ended May 31, 2018	For the years ended May 31, 2018 and 2017	For the years ended May 31, 2018, 2017, 2016,and for the period October 21, 2014 (commencement of operations) to May 31, 2015
Stone Harbor 500 Plus Fund	For the year ended May 31, 2018	For the year ended May 31, 2018, and the period January 20, 2017 (commencement of operations) to May 31, 2017

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
July 26, 2018

We have served as the auditor of one or more Stone Harbor Investment Partners investment companies since 2008.

20	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

May 31, 2018

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 73.13%
Angola - 1.38%
Republic of Angola	USD	6M US L + 7.50%	07/01/23	15,004,154	$16,617,100	(1)

Argentina - 8.03%
Provincia del Chaco	USD	9.38%	08/18/24	1,886,000	1,711,545	(2)
Republic of Argentina:
	USD	7.50%	04/22/26	862,000	851,010
	EUR	7.82%	12/31/33	10,465,548	12,864,845
	EUR	7.82%	12/31/33	40,056,653	48,771,625
	USD	8.28%	12/31/33	2,046,975	2,003,477
	EUR	2.26%	12/31/38	34,760,000	25,763,349	(3)
	USD	6.88%	01/11/48	6,033,000	4,954,601
					96,920,452

Azerbaijan - 0.74%
Republic of Azerbaijan:
	USD	4.75%	03/18/24	2,403,000	2,399,996	(2)
	USD	4.75%	03/18/24	2,777,000	2,773,529	(4)
State Oil Co. of the Azerbaijan Republic	USD	4.75%	03/13/23	3,784,000	3,760,350
					8,933,875

Bahrain - 0.30%
Kingdom of Bahrain	USD	7.00%	10/12/28	4,022,000	3,584,608	(4)

Brazil - 1.38%
Brazil Minas SPE via State of Minas Gerais:
	USD	5.33%	02/15/28	1,851,000	1,829,714	(4)
	USD	5.33%	02/15/28	12,650,000	12,504,525	(2)
Republic of Brazil:
	USD	8.25%	01/20/34	1,531,000	1,825,717
	USD	5.63%	02/21/47	560,000	495,600
					16,655,556

Cameroon - 0.95%
Republic of Cameroon:
	USD	9.50%	11/19/25	400,000	446,000	(2)
	USD	9.50%	11/19/25	9,857,000	10,990,555	(4)
					11,436,555

Colombia - 1.35%
Republic of Colombia:
	USD	4.38%	07/12/21	2,043,000	2,078,242
	USD	4.00%	02/26/24	3,780,000	3,761,100
	USD	4.50%	01/28/26	2,000,000	2,025,000
	USD	5.63%	02/26/44	2,617,000	2,763,552
	USD	5.00%	06/15/45	5,824,000	5,646,368
					16,274,262

Costa Rica - 0.29%
Republic of Costa Rica:
	USD	4.25%	01/26/23	1,970,000	1,846,875	(2)
	USD	7.00%	04/04/44	1,675,000	1,610,094	(4)
					3,456,969

Stone Harbor Investment Funds Annual Report | May 31, 2018	21

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

 May 31, 2018

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Dominican Republic - 2.39%
Dominican Republic:
	USD	7.50%	05/06/21	15,174,000	$15,968,890	(2)
	USD	6.60%	01/28/24	1,632,000	1,725,244	(2)
	USD	5.88%	04/18/24	447,000	458,734	(4)
	USD	5.50%	01/27/25	422,000	419,363	(2)
	USD	6.88%	01/29/26	5,512,000	5,862,977	(2)
	USD	8.63%	04/20/27	1,199,000	1,361,494	(2)
	USD	7.45%	04/30/44	2,915,000	3,111,762	(4)
					28,908,464

Ecuador - 6.60%
Republic of Ecuador:
	USD	10.75%	03/28/22	1,943,000	2,049,583	(4)
	USD	10.75%	03/28/22	2,356,000	2,485,239	(2)
	USD	8.75%	06/02/23	2,746,000	2,685,739	(2)
	USD	7.95%	06/20/24	1,497,000	1,407,180	(4)
	USD	7.95%	06/20/24	5,443,000	5,116,420	(2)
	USD	9.65%	12/13/26	2,037,000	2,019,757	(4)
	USD	9.65%	12/13/26	2,481,000	2,459,998	(2)
	USD	8.88%	10/23/27	10,020,000	9,468,149	(2)
	USD	8.88%	10/23/27	22,195,000	20,972,610	(4)
	USD	7.88%	01/23/28	8,161,000	7,215,997	(2)
	USD	7.88%	01/23/28	26,958,000	23,836,398	(4)
					79,717,070

Egypt - 5.17%
Republic of Egypt:
	USD	6.13%	01/31/22	6,417,000	6,489,191	(4)
	USD	5.58%	02/21/23	2,455,000	2,430,450	(4)
	USD	5.88%	06/11/25	2,066,000	2,016,933	(4)
	EUR	4.75%	04/16/26	1,370,000	1,561,559	(4)
	USD	7.50%	01/31/27	1,990,000	2,074,575	(4)
	USD	7.50%	01/31/27	2,217,000	2,311,222	(2)
	USD	6.59%	02/21/28	17,794,000	17,349,150	(4)
	EUR	5.63%	04/16/30	12,654,000	14,275,405	(4)
	USD	6.88%	04/30/40	2,672,000	2,515,020	(4)
	USD	8.50%	01/31/47	675,000	717,610	(2)
	USD	8.50%	01/31/47	8,170,000	8,685,731	(4)
	USD	7.90%	02/21/48	2,002,000	2,018,266	(2)
					62,445,112

El Salvador - 1.04%
Republic of El Salvador:
	USD	7.38%	12/01/19	190,000	196,035	(4)
	USD	5.88%	01/30/25	1,789,000	1,706,259	(2)
	USD	6.38%	01/18/27	819,000	782,145	(4)
	USD	8.63%	02/28/29	4,277,000	4,691,848	(2)
	USD	8.25%	04/10/32	867,000	912,517	(4)
	USD	7.63%	02/01/41	4,341,000	4,297,590	(2)
					12,586,394

Gabon - 1.18%
Republic of Gabon:
	USD	6.38%	12/12/24	2,962,801	2,851,696	(4)
	USD	6.38%	12/12/24	8,284,014	7,973,363	(2)
	USD	6.95%	06/16/25	3,513,000	3,425,175	(4)
					14,250,234

22	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

  May 31, 2018

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Georgia - 0.20%
Republic of Georgia	USD	6.88%	04/12/21	2,308,000	$2,455,135	(4)

Ghana - 2.30%
Republic of Ghana:
	USD	10.75%	10/14/30	2,047,000	2,579,220	(4)
	USD	10.75%	10/14/30	20,007,000	25,208,820	(2)
					27,788,040

Indonesia - 1.89%
Republic of Indonesia:
	USD	4.13%	01/15/25	2,723,000	2,707,683	(2)
	USD	4.75%	01/08/26	3,456,000	3,551,040	(2)
	USD	8.50%	10/12/35	5,760,000	7,984,800	(2)
	USD	6.63%	02/17/37	3,550,000	4,186,781	(2)
	USD	5.25%	01/17/42	1,380,000	1,416,225	(2)
	USD	6.75%	01/15/44	948,000	1,164,263	(2)
	USD	5.13%	01/15/45	1,770,000	1,788,806	(2)
					22,799,598

Iraq - 2.59%
Republic of Iraq:
	USD	6.75%	03/09/23	4,929,000	4,962,887	(4)
	USD	5.80%	01/15/28	27,778,000	26,284,932	(2)
					31,247,819

Ivory Coast - 2.21%
Ivory Coast Government:
	USD	5.38%	07/23/24	7,455,000	7,175,438	(4)
	EUR	5.13%	06/15/25	3,511,000	4,238,344	(4)
	USD	6.13%	06/15/33	2,539,000	2,329,532	(2)
	USD	6.13%	06/15/33	14,051,000	12,891,793	(4)
					26,635,107

Jordan - 0.63%
Kingdom of Jordan:
	USD	6.13%	01/29/26	1,060,000	1,041,450	(2)
	USD	5.75%	01/31/27	1,412,000	1,341,400	(4)
	USD	5.75%	01/31/27	2,750,000	2,612,500	(2)
	USD	7.38%	10/10/47	1,262,000	1,211,520	(2)
	USD	7.38%	10/10/47	1,485,000	1,425,600	(4)
					7,632,470

Kenya - 0.76%
Republic of Kenya:
	USD	6.88%	06/24/24	8,441,000	8,546,512	(4)
	USD	7.25%	02/28/28	619,000	623,643	(4)
					9,170,155

Lebanon - 2.72%
Lebanese Republic:
	USD	5.15%	11/12/18	2,622,000	2,625,278
	USD	6.10%	10/04/22	7,175,000	6,493,375
	USD	6.40%	05/26/23	2,406,000	2,174,423
	USD	6.65%	04/22/24	5,873,000	5,252,664
	USD	6.60%	11/27/26	3,729,000	3,118,376
	USD	6.85%	03/23/27	654,000	552,630
	USD	6.75%	11/29/27	2,250,000	1,878,750
	USD	6.65%	11/03/28	9,676,000	7,898,035

Stone Harbor Investment Funds Annual Report | May 31, 2018	23

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

  May 31, 2018

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Lebanon (continued)
Lebanese Republic: (continued)
	USD	6.65%	02/26/30	3,463,000	$2,805,030
					32,798,561

Malaysia - 2.08%
1MDB Global Investments, Ltd.	USD	4.40%	03/09/23	27,500,000	25,093,750	(2)

Mexico - 0.47%
Mexican Bonos	MXN	7.50%	06/03/27	116,690,000	5,740,755

Nigeria - 2.64%
Republic of Nigeria:
	USD	6.50%	11/28/27	1,089,000	1,076,749	(2)
	USD	6.50%	11/28/27	14,440,000	14,277,550	(4)
	USD	7.14%	02/23/30	5,753,000	5,774,574	(4)
	USD	7.88%	02/16/32	3,765,000	3,953,250	(4)
	USD	7.63%	11/28/47	3,351,000	3,302,829	(2)
	USD	7.63%	11/28/47	3,589,000	3,537,408	(4)
					31,922,360

Oman - 2.47%
Oman Government:
	USD	4.13%	01/17/23	3,019,000	2,913,335	(4)
	USD	4.75%	06/15/26	1,033,000	968,438	(4)
	USD	5.38%	03/08/27	3,695,000	3,574,912	(4)
	USD	5.38%	03/08/27	5,035,000	4,871,363	(2)
	USD	5.63%	01/17/28	3,623,000	3,509,781	(4)
	USD	6.50%	03/08/47	14,872,000	13,961,090	(4)
					29,798,919

Panama - 0.60%
Republic of Panama:
	USD	9.38%	04/01/29	3,372,000	4,754,520
	USD	8.13%	04/28/34	1,779,000	2,457,244
					7,211,764

Paraguay - 0.57%
Republic of Paraguay:
	USD	4.70%	03/27/27	1,794,000	1,761,484	(2)
	USD	6.10%	08/11/44	4,999,000	5,186,462	(4)
					6,947,946

Peru - 0.15%
Republic of Peru	USD	6.55%	03/14/37	1,482,000	1,859,910

Russia - 0.28%
Russian Federation:
	USD	5.00%	04/29/20	66,000	67,609	(4)
	USD	4.88%	09/16/23	1,000,000	1,042,500	(2)
	USD	4.25%	06/23/27	200,000	194,250	(2)
	USD	5.25%	06/23/47	2,200,000	2,095,500	(2)
					3,399,859

Senegal - 0.70%
Republic of Senegal:
	USD	6.25%	05/23/33	5,206,000	4,848,088	(4)

24	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

May 31, 2018

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Senegal (continued)
Republic of Senegal: (continued)
	USD	6.75%	03/13/48	3,944,000	$3,569,320	(4)
					8,417,408

South Africa - 1.15%
Republic of South Africa:
	USD	5.50%	03/09/20	3,400,000	3,506,250
	USD	4.67%	01/17/24	2,882,000	2,862,186
	USD	5.88%	09/16/25	3,015,000	3,141,253
	USD	4.30%	10/12/28	4,757,000	4,346,709
					13,856,398

Sri Lanka - 1.41%
Republic of Sri Lanka:
	USD	6.25%	10/04/20	340,000	347,650	(2)
	USD	6.25%	07/27/21	3,475,000	3,542,328	(2)
	USD	5.88%	07/25/22	6,616,000	6,603,595	(4)
	USD	5.75%	04/18/23	4,196,000	4,159,285	(4)
	USD	6.75%	04/18/28	2,399,000	2,375,010	(4)
					17,027,868

Turkey - 4.89%
Republic of Turkey:
	USD	6.25%	09/26/22	9,510,000	9,688,312
	USD	3.25%	03/23/23	1,865,000	1,678,500
	USD	5.75%	03/22/24	3,248,000	3,191,160
	USD	6.00%	03/25/27	20,747,000	20,020,855
	USD	6.13%	10/24/28	6,118,000	5,835,043
	USD	8.00%	02/14/34	3,185,000	3,427,856
	USD	6.88%	03/17/36	3,493,000	3,388,210
	USD	6.75%	05/30/40	1,206,000	1,139,670
	USD	6.63%	02/17/45	1,090,000	998,031
	USD	5.75%	05/11/47	11,595,000	9,631,097
					58,998,734

Ukraine - 7.40%
Ukraine Government:
	USD	7.75%	09/01/19	216,000	222,075	(4)
	USD	7.75%	09/01/21	879,000	908,117	(4)
	USD	7.75%	09/01/24	10,000	10,025	(4)
	USD	7.75%	09/01/24	369,000	369,923	(2)
	USD	7.75%	09/01/25	2,278,000	2,255,220	(2)
	USD	7.75%	09/01/25	9,890,000	9,791,100	(4)
	USD	7.75%	09/01/26	2,244,000	2,207,535	(2)
	USD	7.75%	09/01/26	8,123,000	7,991,001	(4)
	USD	7.75%	09/01/27	10,347,000	10,140,060	(2)
	USD	7.75%	09/01/27	11,024,000	10,803,520	(4)
	USD	7.38%	09/25/32	5,785,000	5,351,125	(2)
	USD	7.38%	09/25/32	29,533,000	27,318,025	(4)
	USD	0.00%	05/31/40	17,132,000	11,992,400	(1)
					89,360,126

Uruguay - 1.91%
Republic of Uruguay:
	USD	4.38%	10/27/27	20,995,742	21,441,901
	USD	7.63%	03/21/36	1,228,017	1,584,142
					23,026,043

Stone Harbor Investment Funds Annual Report | May 31, 2018	25

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

May 31, 2018

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Venezuela - 0.91%
Republic of Venezuela:
	USD	7.75%	10/13/19	33,074,500	$9,550,262	(5)
	USD	9.25%	05/07/28	1,927,000	557,866	(5)
	USD	9.38%	01/13/34	2,897,000	894,449	(5)
					11,002,577

Zambia - 1.40%
Republic of Zambia:
	USD	5.38%	09/20/22	927,000	804,173	(4)
	USD	5.38%	09/20/22	3,998,000	3,468,265	(2)
	USD	8.50%	04/14/24	6,894,000	6,424,346	(4)
	USD	8.97%	07/30/27	6,716,000	6,212,300	(2)
					16,909,084

TOTAL SOVEREIGN DEBT OBLIGATIONS					882,887,037
(Cost $903,620,053)

BANK LOANS - 0.65%
Brazil - 0.65%
Banco de Investimentos Credit Suisse
Brasil SA - Brazil Loan Tranche A	USD	6.25%	01/10/18	3,994,000	4,080,271	(6)
Banco de Investimentos Credit Suisse
Brasil SA - Brazil Loan Tranche B	USD	6.25%	01/10/18	3,650,000	3,728,840	(6)
					7,809,111

TOTAL BANK LOANS					7,809,111
(Cost $7,645,841)

CORPORATE BONDS - 19.83%
Argentina - 0.20%
Pampa Energia SA	USD	7.50%	01/24/27	984,000	941,885	(4)
Rio Energy SA	USD	6.88%	02/01/25	1,626,000	1,474,213	(4)
					2,416,098

Azerbaijan - 0.15%
Southern Gas Corridor CJSC	USD	6.88%	03/24/26	1,636,000	1,779,150	(4)

Brazil - 3.68%
Adecoagro SA	USD	6.00%	09/21/27	3,751,000	3,291,502	(4)
Cosan Luxembourg SA	USD	7.00%	01/20/27	833,000	836,124	(4)
ESAL GmbH	USD	6.25%	02/05/23	1,509,000	1,447,584	(4)
Gol Finance, Inc.	USD	7.00%	01/31/25	2,653,000	2,277,468	(4)
JSL Europe SA	USD	7.75%	07/26/24	1,909,000	1,877,979	(4)
Marb Bondco PLC	USD	6.88%	01/19/25	524,000	486,010	(4)
Marfrig Holdings Europe BV	USD	8.00%	06/08/23	274,000	278,959	(4)
Minerva Luxembourg SA	USD	6.50%	09/20/26	3,799,000	3,506,477	(4)
Petrobras Global Finance BV:
	USD	8.75%	05/23/26	12,671,000	14,048,971
	USD	7.38%	01/17/27	9,826,000	9,992,354
	USD	6.00%	01/27/28	3,962,000	3,693,278	(4)
Rumo Luxemburg Sarl	USD	5.88%	01/18/25	1,607,000	1,523,436	(4)
Vrio Finco 1 LLC / Vrio Finco 2, Inc.	USD	6.25%	04/04/23	1,163,000	1,174,630	(4)
					44,434,772

Chile - 0.19%
Geopark, Ltd.	USD	6.50%	09/21/24	2,393,000	2,338,200	(4)

26	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

May 31, 2018

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
China - 0.88%
Industrial & Commercial Bank of China, Ltd.	USD	6.00%	Perpetual	5,844,000	$5,988,756	(2)(7)
Sinochem Overseas Capital Co., Ltd.	USD	6.30%	11/12/40	3,754,000	4,643,229	(2)
					10,631,985

Colombia - 0.11%
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	1,391,000	1,319,711	(4)

Costa Rica - 0.27%
Banco Nacional de Costa Rica	USD	5.88%	04/25/21	3,167,000	3,226,381	(4)

Ecuador - 0.45%
EP PetroEcuador via Noble Sovereign Funding I, Ltd.	USD	3M US L +5.63%	09/24/19	2,308,421	2,308,421	(1)
Petroamazonas EP:
	USD	4.63%	02/16/20	2,410,000	2,295,272	(4)
	USD	4.63%	11/06/20	891,000	810,810	(4)
					5,414,503

Ghana - 0.06%
Tullow Oil PLC	USD	6.25%	04/15/22	717,000	714,311	(4)

India - 0.28%
ABJA Investment Co., Pte, Ltd.	USD	5.45%	01/24/28	1,000,000	906,250
Vedanta Resources PLC	USD	6.13%	08/09/24	2,608,000	2,428,700	(4)
					3,334,950

Indonesia - 2.50%
Indika Energy Capital II Pte, Ltd.	USD	6.88%	04/10/22	431,000	434,448	(4)
Indo Energy Finance II BV	USD	6.38%	01/24/23	4,051,000	3,975,044	(2)
Pertamina Persero PT:
	USD	4.88%	05/03/22	5,605,000	5,755,634	(4)
	USD	4.30%	05/20/23	3,000,000	2,998,755	(4)
	USD	6.00%	05/03/42	1,922,000	1,977,622	(2)
	USD	5.63%	05/20/43	4,428,000	4,354,208	(2)
	USD	6.45%	05/30/44	7,649,000	8,384,528	(2)
PT Bakrie & Brothers TBK	IDR	0.00%	12/22/22	6,750,674,000	50	(6)(8)

PT Bumi Resources TBK (Eterna Capital Pte, Ltd.)	USD	6.50% Cash + 1.00% PIK	12/11/22	2,305,104	2,321,643	(9)
					30,201,932

Jamaica - 0.18%
Digicel Group, Ltd.	USD	7.13%	04/01/22	3,167,000	2,188,397	(4)

Kazakhstan - 0.66%
KazTransGas JSC	USD	4.38%	09/26/27	6,433,000	6,022,896	(4)
Nostrum Oil & Gas	USD	7.00%	02/16/25	2,076,000	1,948,845	(4)
		`			7,971,741

Luxembourg - 0.42%
Swiss Insured Brazil Power Finance Sarl	BRL	9.85%	07/16/32	18,871,000	5,008,629	(4)

Mexico - 6.29%
Axtel SAB Axtel de CV	USD	6.38%	11/14/24	2,321,000	2,233,962	(4)
Banco Nacional de Comercio Exterior SNC:
	USD	3.80%	08/11/26	4,845,000	4,675,425	(1)(2)
	USD	3.80%	08/11/26	5,559,000	5,364,435	(1)(4)

Stone Harbor Investment Funds Annual Report | May 31, 2018	27

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

May 31, 2018

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Mexico (continued)
Banco Nacional de Comercio Exterior SNC: (continued)
Cometa Energia SA de CV	USD	6.38%	04/24/35	2,618,000	$2,565,640	(4)
Comision Federal de Electricidad	USD	4.88%	01/15/24	1,538,000	1,547,613	(4)
Petroleos Mexicanos:
	USD	4.50%	01/23/26	1,723,000	1,617,552
	USD	6.50%	03/13/27	15,030,000	15,285,510
	USD	9.50%	09/15/27	1,062,000	1,246,522
	USD	5.35%	02/12/28	6,793,000	6,420,404	(4)
	USD	6.50%	06/02/41	1,183,000	1,105,514
	USD	6.38%	01/23/45	6,751,000	6,167,039
	USD	5.63%	01/23/46	5,375,000	4,560,688
	USD	6.75%	09/21/47	24,473,000	23,125,761
					75,916,065

Netherlands - 0.15%
Petrobras Global Finance BV	USD	5.75%	02/01/29	2,026,000	1,816,512

Nigeria - 0.22%
IHS Netherlands Holdco BV	USD	9.50%	10/27/21	2,630,000	2,666,162	(4)
Peru - 0.20%
Peru Payroll Deduction Finance Ltd.	USD	0.00%	11/01/29	3,272,900	2,430,128	(8)

Russia - 0.43%
Sberbank of Russia PJSC	USD	5.50%	02/26/24	5,165,000	5,204,254	(1)(4)

Thailand - 0.23%
PTTEP Treasury Center Co., Ltd.	USD	4.88%	Perpetual	2,804,000	2,818,020	(4)(7)

Turkey - 0.71%
Akbank Turk AS:
	USD	6.80%	04/27/28	707,000	650,882	(1)(2)
	USD	6.80%	04/27/28	2,433,000	2,239,881	(1)(4)
Turkiye Garanti Bankasi AS:
	USD	6.13%	05/24/27	300,000	280,126	(1)(2)
	USD	6.13%	05/24/27	4,384,000	4,093,582	(4)
Turkiye Is Bankasi AS	USD	7.00%	06/29/28	1,446,000	1,319,475	(4)
					8,583,946

Ukraine - 0.38%
Metinvest BV	USD	7.75%	04/23/23	2,809,000	2,759,843	(4)
Ukreximbank Via Biz Finance PLC	USD	9.63%	04/27/22	1,800,000	1,870,110
					4,629,953

Venezuela - 1.19%
Petroleos de Venezuela SA:
	USD	6.00%	05/16/24	60,489,976	13,915,719	(2)(5)
	USD	9.75%	05/17/35	1,517,000	398,212	(2)(5)
					14,313,931

TOTAL CORPORATE BONDS					239,359,731
(Cost $256,947,906)

CREDIT LINKED NOTES -0.56%
Iraq - 0.56%
Republic of Iraq (Counterparty: Bank of America - Merrill Lynch):
	JPY	2.59%	01/01/28	647,723,810	4,573,989	(1)(6)

28	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

May 31, 2018

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Iraq (continued)
Republic of Iraq (Counterparty: Bank of America - Merrill Lynch): (continued)
	JPY	2.86%	01/01/28	295,794,158	$2,143,444	(1)(6)
					6,717,433

TOTAL CREDIT LINKED NOTES					6,717,433
(Cost $8,874,790)

SHORT TERM INVESTMENTS - 2.99%
Money Market Mutual Funds - 2.99%
State Street Institutional Liquid Reserves
Fund (7-Day Yield)	USD	1.95%	N/A	36,147,644	36,151,259

TOTAL SHORT TERM INVESTMENTS					36,151,259
(Cost $36,144,823)

Total Investments - 97.16%					1,172,924,571
(Cost $1,213,233,413)
					34,326,723	(10)
Other Assets In Excess of Liabilities - 2.84%

Net Assets - 100.00%					$1,207,251,294

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

BRL	-	Brazilian Real
EUR	-	Euro Currency
IDR	-	Indonesian Rupiah
JPY	-	Japanese Yen
MXN	-	Mexican Peso
USD	-	United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of May 31, 2018 was 2.32%

6M US L - 6 Month LIBOR as of May 31, 2018 was 2.47%

(1)	Floating or variable rate security. The reference rate is described above. The rate in effect as of May 31, 2018 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(2)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of May 31, 2018, the aggregate market value of those securities was $301,459,543, which represents approximately 24.97% of net assets.

(3)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of May 31, 2018.

(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $431,315,122, which represents approximately 35.73% of net assets as of May 31, 2018.

(5)	Security is in default and therefore is non-income producing.

(6)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

Stone Harbor Investment Funds Annual Report | May 31, 2018	29

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

May 31, 2018

(7)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(8)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(9)	Payment-in-kind securities.

(10)	Includes cash which is being held as collateral for forward foreign currency contracts and credit default swap contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
J.P. Morgan Chase & Co.	BRL	16,755,766	Purchase	06/04/18	$4,499,340	$10,788
J.P. Morgan Chase & Co.	BRL	16,755,766	Sale	06/04/18	4,499,340	274,111
J.P. Morgan Chase & Co.	EUR	87,869,537	Sale	06/08/18	102,757,478	2,956,596
						$3,241,495
J.P. Morgan Chase & Co.	BRL	16,755,766	Sale	07/03/18	$4,486,589	$(11,822)
J.P. Morgan Chase & Co.	EUR	9,895,528	Sale	06/08/18	11,572,150	(91,937)
J.P. Morgan Chase & Co.	EUR	5,312,000	Purchase	06/08/18	6,212,025	(111,364)
J.P. Morgan Chase & Co.	JPY	733,236,600	Sale	06/08/18	6,742,200	(43,810)
						$(258,933)

**	The contracted amount is stated in the currency in which the contract is denominated.

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES ISSUE - SELL PROTECTION (OVER THE COUNTER)(1)

Reference Obligations	Counterparty	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at May 31, 2018(2)	Notional Amount***(3)	Value	Upfront Premiums Received/(Paid)	Unrealized Depreciation
Lebanese Republic	Goldman Sachs
CDS SR 5Y(4)	& Co.	1.000%	USD	06/20/2023	5.949%	20,920,000	$(4,125,138)	$2,953,731	$(1,171,407)
							$(4,125,138)	$2,953,731	$(1,171,407)

Credit default swaps pay quarterly.

***	The notional amount of each security is stated in the currency in which the security is denominated.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	Based on Lebanese Republic Sovereign Debt Obligation, USD denominated 6.00% fixed coupon, 02/20/2019 maturity.

See Notes to Financial Statements.

30	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments

May 31, 2018

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

CORPORATE BONDS - 85.13%
Automotive - 1.56%
Allison Transmission	USD	4.75%	10/01/27	670,000	$628,962	(1)
American Axle & Manufacturing, Inc.	USD	6.25%	03/15/26	120,000	116,424
Dana Financing Luxembourg Sarl	USD	6.50%	06/01/26	840,000	858,900	(1)
					1,604,286

Building Products - 3.28%
American Woodmark Corp.	USD	4.88%	03/15/26	495,000	473,962	(1)
Beacon Escrow Corp.	USD	4.88%	11/01/25	290,000	268,250	(1)
Griffon Corp.	USD	5.25%	03/01/22	940,000	910,625
Norbord, Inc.	USD	6.25%	04/15/23	505,000	530,386	(1)
Summit Materials LLC / Summit Materials Finance Corp.	USD	6.13%	07/15/23	435,000	441,525
TopBuild Corp.	USD	5.63%	05/01/26	285,000	281,438	(1)
US Concrete, Inc.	USD	6.38%	06/01/24	460,000	469,775
					3,375,961

Chemicals - 5.65%
Axalta Coating Systems LLC	USD	4.88%	08/15/24	785,000	777,150	(1)
CF Industries, Inc.	USD	5.15%	03/15/34	965,000	897,450
GCP Applied Technologies, Inc.	USD	5.50%	04/15/26	605,000	590,631	(1)
INEOS Group Holdings SA	USD	5.63%	08/01/24	427,000	430,202	(1)
OCI NV	USD	6.63%	04/15/23	810,000	836,325	(1)
Platform Specialty Products Corp.	USD	5.88%	12/01/25	710,000	684,263	(1)
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.	USD	5.38%	09/01/25	740,000	734,450	(1)
Versum Materials, Inc.	USD	5.50%	09/30/24	860,000	866,450	(1)
					5,816,921

Consumer Products - 1.75%
ACCO Brands Corp.	USD	5.25%	12/15/24	500,000	501,250	(1)
Energizer Holdings, Inc.	USD	5.50%	06/15/25	720,000	707,400	(1)
Revlon Consumer Products Corp.:
	USD	5.75%	02/15/21	330,000	249,150
	USD	6.25%	08/01/24	600,000	351,000
					1,808,800

Containers/Packaging - 2.30%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.	USD	6.00%	02/15/25	675,000	663,187	(1)
Berry Global, Inc.	USD	4.50%	02/15/26	410,000	384,375	(1)
Crown Americas LLC / Crown Americas Capital Corp. VI	USD	4.75%	02/01/26	390,000	369,369	(1)
Flex Acquisition Co., Inc.	USD	6.88%	01/15/25	380,000	368,600	(1)
Plastipak Holdings, Inc.	USD	6.25%	10/15/25	605,000	580,800	(1)
					2,366,331

Diversified Manufacturing - 0.89%
SPX FLOW, Inc.	USD	5.63%	08/15/24	925,000	918,063	(1)

Stone Harbor Investment Funds Annual Report | May 31, 2018	31

Stone Harbor High Yield Bond Fund	Statements of Investments

May 31, 2018

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Drillers/Services - 3.98%
Apergy Corp.	USD	6.38%	05/01/26	580,000	$590,875	(1)
Ensco PLC	USD	7.75%	02/01/26	730,000	698,062
Nabors Industries, Inc.	USD	5.50%	01/15/23	750,000	738,750
Rowan Cos., Inc.	USD	7.38%	06/15/25	872,000	848,020
SESI LLC:
	USD	7.13%	12/15/21	815,000	831,300
	USD	7.75%	09/15/24	380,000	395,200
					4,102,207

Electric - 4.34%
Calpine Corp.	USD	5.75%	01/15/25	1,105,000	1,008,312
Covanta Holding Corp.	USD	5.88%	07/01/25	785,000	758,742
Dynegy, Inc.	USD	8.00%	01/15/25	785,000	853,688	(1)
NRG Energy, Inc.:
	USD	6.25%	07/15/22	710,000	734,850
	USD	5.75%	01/15/28	670,000	663,360	(1)
Vistra Energy Corp.	USD	8.13%	01/30/26	415,000	455,890	(1)
					4,474,842

Exploration & Production - 6.94%
Callon Petroleum Co.:
	USD	6.13%	10/01/24	470,000	476,462
	USD	6.38%	07/01/26	315,000	315,000
Diamondback Energy, Inc.:
	USD	4.75%	11/01/24	575,000	557,031
	USD	5.38%	05/31/25	190,000	188,338	(1)
Hilcorp Energy I LP / Hilcorp Finance Co.	USD	5.75%	10/01/25	240,000	240,600	(1)
Laredo Petroleum, Inc.	USD	5.63%	01/15/22	835,000	830,825
Murphy Oil Corp.	USD	6.88%	08/15/24	235,000	249,687
Oasis Petroleum, Inc.	USD	6.88%	03/15/22	628,000	638,990
QEP Resources, Inc.	USD	5.25%	05/01/23	780,000	767,325
Range Resources Corp.	USD	5.00%	03/15/23	675,000	658,125
SM Energy Co.:
	USD	6.13%	11/15/22	580,000	591,600
	USD	5.63%	06/01/25	295,000	283,938
Southwestern Energy Co.	USD	6.70%	01/23/25	800,000	792,000
Whiting Petroleum Corp.	USD	6.63%	01/15/26	550,000	563,750	(1)
					7,153,671

Food/Beverage/Tobacco - 4.80%
B&G Foods, Inc.	USD	5.25%	04/01/25	735,000	692,737
Chobani LLC / Chobani Finance Corp., Inc.	USD	7.50%	04/15/25	684,000	660,915	(1)
Cott Holdings, Inc.	USD	5.50%	04/01/25	515,000	508,562	(1)
Dean Foods Co.	USD	6.50%	03/15/23	480,000	471,600	(1)
Pilgrim's Pride Corp.:
	USD	5.88%	09/30/27	265,000	249,763	(1)
	USD	5.75%	03/15/25	560,000	541,800	(1)
Pinnacle Foods Finance LLC / Pinnacle Food Finance Corp., Series WI	USD	5.88%	01/15/24	710,000	733,075
Post Holdings, Inc.:
	USD	5.50%	03/01/25	425,000	419,688	(1)
	USD	5.00%	08/15/26	380,000	357,200	(1)
Sigma Holdco BV	USD	7.88%	05/15/26	325,000	312,813	(1)
					4,948,153

32	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments

May 31, 2018

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Gaming - 3.01%
Boyd Gaming Corp., Series WI	USD	6.38%	04/01/26	280,000	$287,700
Golden Nugget, Inc.	USD	6.75%	10/15/24	615,000	623,456	(1)
Jacobs Entertainment, Inc.	USD	7.88%	02/01/24	700,000	733,250	(1)
MGM Growth Properties Operating Partnership	USD	4.50%	09/01/26	380,000	351,500
Pinnacle Entertainment, Inc.	USD	5.63%	05/01/24	715,000	752,538
Scientific Games International, Inc.	USD	5.00%	10/15/25	360,000	348,300	(1)
					3,096,744

Gas Pipelines - 0.73%
Targa Resources Partners LP / Targa Resources
Partners Finance Corp.:
	USD	4.25%	11/15/23	510,000	487,050
	USD	5.88%	04/15/26	265,000	266,574	(1)
					753,624

Healthcare - 5.12%
CHS/Community Health Systems, Inc.	USD	6.25%	03/31/23	970,000	909,375
DaVita, Inc.	USD	5.00%	05/01/25	505,000	479,902
Encompass Health Corp.	USD	5.75%	11/01/24	520,000	529,750
Envision Healthcare Corp.:
	USD	5.63%	07/15/22	590,000	602,537
	USD	6.25%	12/01/24	360,000	381,672	(1)
HCA, Inc.	USD	5.38%	02/01/25	790,000	778,150
Hologic, Inc.	USD	4.38%	10/15/25	360,000	345,150	(1)
Team Health Holdings, Inc.	USD	6.38%	02/01/25	555,000	482,850	(1)
Tenet Healthcare Corp.	USD	4.63%	07/15/24	795,000	767,135	(1)
					5,276,521

Industrial Other - 4.34%
AECOM	USD	5.13%	03/15/27	660,000	613,800
Gates Global LLC / Gates Global Co.	USD	6.00%	07/15/22	445,000	450,562	(1)
MasTec, Inc.	USD	4.88%	03/15/23	933,000	927,169
Park-Ohio Industries, Inc.	USD	6.63%	04/15/27	835,000	862,138
RBS Global, Inc. / Rexnord LLC	USD	4.88%	12/15/25	420,000	405,300	(1)
Waste Pro USA, Inc.	USD	5.50%	02/15/26	575,000	556,313	(1)
Welbilt, Inc.	USD	9.50%	02/15/24	265,000	293,487
Wrangler Buyer Corp.	USD	6.00%	10/01/25	380,000	363,850	(1)
					4,472,619

Leisure - 2.31%
AMC Entertainment Holdings, Inc.	USD	5.75%	06/15/25	605,000	593,657
Cinemark USA, Inc.	USD	4.88%	06/01/23	701,000	680,811
Live Nation Entertainment, Inc.	USD	5.63%	03/15/26	615,000	615,000	(1)
Merlin Entertainments PLC	USD	5.75%	06/15/26	490,000	494,596	(1)
					2,384,064

Media Cable - 7.06%
Altice France SA/France	USD	7.38%	05/01/26	355,000	347,456	(1)
Cablevision Systems Corp.	USD	5.88%	09/15/22	1,239,000	1,239,000
CCO Holdings LLC / CCO Holdings Capital Corp.:
	USD	5.13%	05/01/27	775,000	727,531	(1)
	USD	5.50%	05/01/26	760,000	735,528	(1)

Stone Harbor Investment Funds Annual Report | May 31, 2018	33

Stone Harbor High Yield Bond Fund	Statements of Investments

May 31, 2018

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Media Cable (continued)
DISH DBS Corp.	USD	7.75%	07/01/26	1,845,000	$1,598,231
Quebecor Media, Inc.	USD	5.75%	01/15/23	601,000	614,523
Unitymedia GmbH	USD	6.13%	01/15/25	365,000	378,323	(1)
UPC Holding BV	USD	5.50%	01/15/28	240,000	220,200	(1)
UPCB Finance IV, Ltd.	USD	5.38%	01/15/25	430,000	414,950	(1)
Virgin Media Finance PLC	USD	6.00%	10/15/24	485,000	472,584	(1)
Ziggo BV	USD	5.50%	01/15/27	545,000	521,674	(1)
					7,270,000

Media Other - 5.65%
AMC Networks, Inc.	USD	4.75%	08/01/25	715,000	673,887
Block Communications, Inc.	USD	6.88%	02/15/25	855,000	865,687	(1)
EW Scripps Co.	USD	5.13%	05/15/25	650,000	616,687	(1)
Nexstar Broadcasting, Inc.	USD	5.63%	08/01/24	670,000	657,035	(1)
Sinclair Television Group, Inc.	USD	5.63%	08/01/24	710,000	708,900	(1)
Sirius XM Radio, Inc.	USD	5.00%	08/01/27	605,000	577,860	(1)
TEGNA, Inc.	USD	6.38%	10/15/23	609,000	632,599
Tribune Media Co.	USD	5.88%	07/15/22	1,070,000	1,087,388
					5,820,043

Metals/Mining/Steel - 2.73%
AK Steel Corp.	USD	7.00%	03/15/27	625,000	600,000
Coeur Mining, Inc.	USD	5.88%	06/01/24	735,000	723,056
Commercial Metals Co.:
	USD	5.75%	04/15/26	455,000	452,725	(1)
	USD	5.38%	07/15/27	500,000	480,000
Kaiser Aluminum Corp.	USD	5.88%	05/15/24	540,000	556,200
					2,811,981

Paper/Forest Products - 2.71%
Boise Cascade Co.	USD	5.63%	09/01/24	770,000	776,738	(1)
Cascades, Inc.	USD	5.50%	07/15/22	800,000	802,000	(1)
Louisiana-Pacific Corp.	USD	4.88%	09/15/24	750,000	736,875
Mercer International, Inc.	USD	5.50%	01/15/26	490,000	481,425	(1)
					2,797,038

Pharmaceuticals - 2.52%
Charles River Laboratories International, Inc.	USD	5.50%	04/01/26	450,000	452,812	(1)
Endo Finance LLC / Endo Ltd. / Endo Finco, Inc.	USD	6.00%	02/01/25	830,000	593,450	(1)
Mallinckrodt International Finance SA / Mallinckrodt CB LLC	USD	5.63%	10/15/23	499,000	414,794	(1)
Valeant Pharmaceuticals International, Inc.:
	USD	6.50%	03/15/22	480,000	501,600	(1)
	USD	5.88%	05/15/23	660,000	629,475	(1)
					2,592,131

Retail Food/Drug - 1.11%
Albertsons Cos. LLC / Safeway, Inc. / New
Albertson's Inc. / Albertson's LLC, Series WI	USD	6.63%	06/15/24	765,000	723,154
Safeway, Inc.	USD	7.25%	02/01/31	478,000	419,445
					1,142,599

Retail Non Food/Drug - 0.76%
JC Penney Corp., Inc.:
	USD	8.63%	03/15/25	180,000	149,670	(1)

34	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments

May 31, 2018

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Retail Non Food/Drug (continued)
JC Penney Corp., Inc.: (continued)
	USD	7.40%	04/01/37	680,000	$404,600
PetSmart, Inc.	USD	7.13%	03/15/23	475,000	230,755	(1)
					785,025

Satellite - 1.13%
Hughes Satellite Systems Corp.	USD	6.63%	08/01/26	595,000	580,125
Intelsat Jackson Holdings SA	USD	5.50%	08/01/23	665,000	583,122
					1,163,247

Services Other - 2.45%
Matthews International Corp.	USD	5.25%	12/01/25	725,000	703,250	(1)
Travelport Corporate Finance PLC	USD	6.00%	03/15/26	550,000	554,125	(1)
Weight Watchers International, Inc.	USD	8.63%	12/01/25	600,000	655,500	(1)
West Corp.	USD	8.50%	10/15/25	660,000	615,450	(1)
					2,528,325

Technology - 2.78%
Entegris, Inc.	USD	4.63%	02/10/26	675,000	650,532	(1)
Nuance Communications, Inc.	USD	5.63%	12/15/26	865,000	847,700
PTC, Inc.	USD	6.00%	05/15/24	310,000	326,275
Seagate HDD Cayman	USD	4.88%	06/01/27	1,110,000	1,039,427
					2,863,934

Textile/Apparel - 0.57%
Levi Strauss & Co.	USD	5.00%	05/01/25	583,000	590,288

Wireless - 2.78%
Sprint Capital Corp.	USD	8.75%	03/15/32	1,365,000	1,472,494
T-Mobile USA, Inc.:
	USD	6.50%	01/15/26	520,000	544,050
	USD	5.38%	04/15/27	465,000	457,444
Wind Tre S.p.A.	USD	5.00%	01/20/26	485,000	390,425	(1)
					2,864,413

Wirelines - 1.88%
Frontier Communications Corp.:
	USD	8.50%	04/01/26	180,000	175,050	(1)
	USD	9.00%	08/15/31	1,240,000	821,500
Windstream Services LLC / Windstream Finance Corp.	USD	6.38%	08/01/23	230,000	133,975
Zayo Group LLC / Zayo Capital, Inc.	USD	5.75%	01/15/27	830,000	805,100	(1)
					1,935,625

TOTAL CORPORATE BONDS					87,717,456
(Cost $89,134,909)

BANK LOANS - 9.48%(2)
Automotive - 0.91%
Navistar, Inc. - Tranche B Term Loan	USD	1M US L + 3.50%	11/06/24	927,675	935,212

Building Products - 0.39%
Summit Materials, LLC - New Term Loan	USD	1M US L + 2.00%	11/10/24	399,000	401,078

Stone Harbor Investment Funds Annual Report | May 31, 2018	35

Stone Harbor High Yield Bond Fund	Statements of Investments

May 31, 2018

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Chemicals - 0.41%
MacDermid, Inc. (Platform Specialty Products Corporation) - Tranche B-7 Term Loan	USD	1M US L + 2.50%	06/07/20	422,632	$424,173

Construction Machinery - 0.44%
Gardner Denver, Inc. - Tranche B-1 Dollar Term Loan	USD	3M US L + 2.75%	07/30/24	451,850	454,392

Containers/Packaging - 0.53%
Flex Acquisition Company, Inc. (aka Novolex) - Initial Term Loan	USD	3M US L + 3.00%	12/29/23	547,200	546,972

Diversified Manufacturing - 0.72%
Blount International, Inc. - Refinancing Term Loan	USD	1M US L + 4.25%	04/12/23	731,753	741,814

Food/Beverage/Tobacco - 0.49%
Sigma US Corp. Tlb 1l	USD	L + 3.00%	03/07/25	500,000	501,094	(3)

Healthcare - 0.27%
Air Medical Group Holdings, Inc. - 2018 Term Loan	USD	1M US L + 3.25%	04/28/22	274,571	274,666

Industrial Other - 1.33%
Filtration Group Corporation - Initial Dollar Term Loan	USD	3M US L + 3.00%	03/31/25	430,000	432,822
Gates Global LLC - Initial B-2 Dollar Term Loan	USD	3M US L + 2.75%	04/01/24	510,463	513,621
Welbilt, Inc. (Manitowoc Foodservice, Inc.) - Term B Loan	USD	1M US L + 2.75%	03/03/23	426,308	428,168
					1,374,611

Leisure - 0.63%
Crown Finance US, Inc. (Cineworld Group PLC) - Initial Dollar Tranche Term Loan	USD	1M US L + 2.50%	02/07/25	650,000	648,285

Technology - 2.83%
Avaya, Inc. - Initial Term Loan	USD	1M US L + 4.75%	12/16/24	1,201,613	1,210,302
SS&C Technologies Holdings, Inc. - Term B-3 Loan	USD	1M US L + 2.50%	04/16/15	572,472	576,375
SS&C Technologies Holdings, Inc. - Term B-4 Loan	USD	1M US L + 2.50%	04/16/15	214,334	215,795
Vertiv Group Corp. (Cortes NP Acquisition Corp.) - Term B Loan	USD	1M US L + 4.00%	11/30/23	925,485	916,798
					2,919,270

Utility Non Electric/Gas - 0.53%
Lightstone Holdco LLC - Refinancing Term B Loan	USD	1M US L + 3.75%	01/30/24	515,281	518,502
Lightstone Holdco LLC - Refinancing Term C Loan	USD	1M US L + 3.75%	01/30/24	32,991	33,197
					551,699

TOTAL BANK LOANS					9,773,266
(Cost $9,724,197)

COMMON/PREFERRED STOCKS - 1.05%
Denbury Resources, Inc.	USD			47,950	203,787	(4)
Gener8 Maritime, Inc.	USD			44	294	(4)
Quiksilver, Inc.	USD			10,219	306,570	(4)(5)

36	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments

May 31, 2018

	Currency	Rate	Maturity	Principal Amount/Shares*	Value (Expressed in USD)
DateCOMMON/PREFERRED STOCKS (continued)
Vistra Energy Corp.	USD			23,234	$569,930

TOTAL COMMON/PREFERRED STOCKS					1,080,581
(Cost $739,938)

RIGHTS - 0.04%
Electric - 0.04%
Vistra Energy Corp. expires 10/01/2020, strike price $1.350	USD			75,699	39,364	(4)(5)

TOTAL RIGHTS					39,364
(Cost $102,194)

WARRANTS - 0.01%
Exploration & Production - 0.01%
Halcon Resources Corp. expires 09/09/2020, strike price $0.010	USD			9,675	6,482	(4)
Midstates Petroleum Co., Inc. expires 04/21/2020, strike price $0.010	USD			3,315	33	(4)(5)

TOTAL WARRANTS					6,515
(Cost $129)

SHORT TERM INVESTMENTS- 2.47%
Money Market Mutual Funds - 2.47%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD 1.95%		N/A	2,544,390	2,544,645

TOTAL SHORT TERM INVESTMENTS					2,544,645
(Cost $2,543,881)

Total Investments - 98.18%					101,161,827
(Cost $102,245,248)
Other Assets in Excess of Liabilities - 1.82%					1,872,901

Net Assets - 100.00%					$103,034,728

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD - United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of May 31, 2018 was 2.00%

3M US L - 3 Month LIBOR as of May 31, 2018 was 2.32%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $43,646,554, which represents approximately 42.36% of net assets as of May 31, 2018.

Stone Harbor Investment Funds Annual Report | May 31, 2018	37

Stone Harbor High Yield Bond Fund	Statements of Investments

May 31, 2018

(2)	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

(3)	All or a portion of this position has not settled as of May 31, 2018. The interest rate shown represents the stated spread over the LIBOR rate. The Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(4)	Non-income producing security.

(5)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

See Notes to Financial Statements

38	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments

May 31, 2018

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

SOVEREIGN DEBT OBLIGATIONS - 73.80%
Argentina - 0.95%
Republic of Argentina:
	EUR	7.82%	12/31/33	2,504,509	$3,049,405
	EUR	7.82%	12/31/33	4,985,624	6,128,611
	EUR	2.26%	12/31/38	990,000	733,766	(1)
					9,911,782

Brazil - 10.55%
Nota Do Tesouro Nacional:
	BRL	0.00%	07/01/20	63,710,000	14,496,863	(2)
	BRL	10.00%	01/01/21	181,331,000	49,930,690
	BRL	10.00%	01/01/23	45,670,000	12,127,924
	BRL	10.00%	01/01/25	84,320,000	21,703,342
	BRL	10.00%	01/01/27	49,130,000	12,311,929
					110,570,748

Chile - 0.30%
Republic of Chile	CLP	4.50%	02/28/21	1,930,000,000	3,131,281

Colombia - 5.77%
Bogota Distrio Capital	COP	9.75%	07/26/28	31,352,000,000	11,850,489	(3)
Republic of Colombia:
	COP	7.75%	04/14/21	23,155,000,000	8,441,846
	COP	10.00%	07/24/24	22,193,700,000	9,177,903
	COP	7.50%	08/26/26	46,320,300,000	17,047,973
	COP	9.85%	06/28/27	31,977,000,000	13,912,328
					60,430,539

Czech Republic - 1.85%
Czech Republic Government:
	CZK	2.40%	09/17/25	13,500,000	642,556
	CZK	1.00%	06/26/26	86,720,000	3,698,126
	CZK	0.25%	02/10/27	161,370,000	6,395,738
	CZK	2.75%	07/23/29	73,300,000	3,530,684
	CZK	0.95%	05/15/30	105,420,000	4,159,150
	CZK	4.20%	12/04/36	18,000,000	1,013,711
					19,439,965

Indonesia - 11.09%
Republic of Indonesia:
	IDR	7.00%	05/15/22	224,070,000,000	16,307,361
	IDR	8.38%	03/15/24	53,081,000,000	4,063,533
	IDR	11.00%	09/15/25	86,142,000,000	7,573,586
	IDR	8.38%	09/15/26	76,866,000,000	5,946,507
	IDR	7.00%	05/15/27	38,000,000,000	2,725,485
	IDR	6.13%	05/15/28	217,010,000,000	14,712,013
	IDR	9.00%	03/15/29	105,132,000,000	8,483,574
	IDR	8.75%	05/15/31	11,100,000,000	873,741
	IDR	8.25%	06/15/32	302,000,000,000	22,902,663
	IDR	7.50%	08/15/32	29,300,000,000	2,106,036
	IDR	6.63%	05/15/33	151,142,000,000	10,156,808
	IDR	8.38%	03/15/34	141,460,000,000	10,788,934
	IDR	8.25%	05/15/36	2,900,000,000	219,404
	IDR	7.50%	05/15/38	132,550,000,000	9,438,190
					116,297,835

Stone Harbor Investment Funds Annual Report | May 31, 2018	39

Stone Harbor Local Markets Fund	Statements of Investments

May 31, 2018

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Malaysia - 1.23%
Malaysian Government:
	MYR	4.18%	07/15/24	8,160,000	$2,056,402
	MYR	3.96%	09/15/25	10,125,000	2,500,722
	MYR	4.39%	04/15/26	9,607,000	2,431,923
	MYR	4.50%	04/15/30	11,241,000	2,786,243
	MYR	3.84%	04/15/33	13,644,000	3,119,608
					12,894,898

Mexico - 4.71%
Mexican Bonos:
	MXN	6.50%	06/10/21	33,190,000	1,609,681
	MXN	10.00%	12/05/24	71,660,000	4,002,733
	MXN	7.50%	06/03/27	188,590,000	9,277,993
	MXN	7.75%	05/29/31	191,405,000	9,533,329
	MXN	7.75%	11/23/34	121,616,000	6,035,134
	MXN	10.00%	11/20/36	47,726,000	2,883,355
	MXN	7.75%	11/13/42	114,450,000	5,640,953
United Mexican States	USD	3.75%	01/11/28	11,090,000	10,430,145
					49,413,323

Peru - 0.62%
Republic of Peru	PEN	6.95%	08/12/31	18,987,000	6,485,053	(4)

Poland - 4.84%
Republic of Poland:
	PLN	3.25%	07/25/25	113,480,000	31,257,486
	PLN	2.50%	07/25/26	17,740,000	4,590,385
	PLN	2.50%	07/25/27	29,390,000	7,519,417
	PLN	2.75%	04/25/28	28,300,000	7,345,477
					50,712,765

Romania - 1.34%
Romania Government:
	RON	3.25%	04/29/24	5,540,000	1,286,123
	RON	4.75%	02/24/25	9,155,000	2,301,331
	RON	5.80%	07/26/27	39,130,000	10,457,237
					14,044,691

Russia - 8.29%
Russian Federation:
	RUB	7.60%	04/14/21	144,800,000	2,379,559
	RUB	7.50%	08/18/21	111,490,000	1,822,340
	RUB	7.40%	12/07/22	550,335,000	8,997,168
	RUB	7.00%	08/16/23	270,143,000	4,378,797
	RUB	7.75%	09/16/26	1,272,951,000	21,061,660
	RUB	8.15%	02/03/27	899,971,000	15,250,875
	RUB	7.05%	01/19/28	551,573,000	8,737,353
	RUB	8.50%	09/17/31	1,176,492,000	20,634,012
	RUB	7.70%	03/23/33	223,585,000	3,665,313
					86,927,077

South Africa - 9.93%
Republic of South Africa:
	ZAR	7.75%	02/28/23	284,660,000	22,140,828
	ZAR	10.50%	12/21/26	25,854,721	2,261,916
	ZAR	7.00%	02/28/31	333,750,000	22,114,777
	ZAR	6.25%	03/31/36	495,913,040	28,673,225
	ZAR	6.50%	02/28/41	165,140,000	9,414,383

40	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments

May 31, 2018

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
South Africa (continued)
Republic of South Africa: (continued)
	ZAR	8.75%	02/28/48	267,804,410	$19,510,168
					104,115,297

Thailand - 2.39%
Thailand Government:
	THB	2.55%	06/26/20	121,700,000	3,865,016
	THB	1.20%	07/14/21	248,981,567	7,814,336
	THB	3.85%	12/12/25	145,750,000	4,973,664
	THB	3.58%	12/17/27	163,330,000	5,446,435
	THB	4.68%	06/29/44	78,759,000	2,990,024
					25,089,475

Turkey - 8.55%
Republic of Turkey:
	TRY	8.50%	07/10/19	49,520,000	10,062,706
	TRY	13.00%	11/13/19	3,180,000	669,370
	TRY	7.40%	02/05/20	60,310,000	11,595,899
	TRY	9.40%	07/08/20	14,910,000	2,891,469
	TRY	10.70%	02/17/21	10,930,000	2,132,913
	TRY	9.20%	09/22/21	3,613,225	669,781
	TRY	9.50%	01/12/22	13,191,710	2,443,152
	TRY	11.00%	03/02/22	12,230,000	2,367,689
	TRY	10.70%	08/17/22	5,710,000	1,082,736
	TRY	8.50%	09/14/22	36,053,420	6,362,673
	TRY	12.20%	01/18/23	72,180,000	14,579,644
	TRY	7.10%	03/08/23	27,463,000	4,509,987
	TRY	10.40%	03/20/24	16,856,600	3,175,889
	TRY	9.00%	07/24/24	24,634,850	4,325,770
	TRY	10.60%	02/11/26	25,301,100	4,663,501
	TRY	11.00%	02/24/27	50,016,000	9,329,427
	TRY	10.50%	08/11/27	48,340,000	8,797,924
					89,660,530

Ukraine - 0.65%
Ukraine Government	USD	0.00%	05/31/40	9,794,000	6,855,800	(5)

Uruguay - 0.74%
Oriental Republic of Uruguay:
	UYU	9.88%	06/20/22	65,880,000	2,136,703	(3)
	UYU	9.88%	06/20/22	83,838,000	2,719,139	(4)
	UYU	8.50%	03/15/28	98,390,000	2,856,621	(4)
					7,712,463

TOTAL SOVEREIGN DEBT OBLIGATIONS					773,693,522
(Cost $850,204,684)

CORPORATE BONDS - 6.92%
Kazakhstan - 0.19%
Development Bank of Kazakhstan JSC	KZT	8.95%	05/04/23	654,250,000	1,963,376	(4)

Luxembourg - 0.50%
Swiss Insured Brazil Power Finance Sarl	BRL	9.85%	07/16/32	20,035,000	5,317,570	(4)

Mexico - 6.23%
America Movil SAB de CV	MXN	6.00%	06/09/19	364,230,000	17,820,099
Petroleos Mexicanos:
	MXN	7.19%	09/12/24	562,054,300	24,861,018	(3)

Stone Harbor Investment Funds Annual Report | May 31, 2018	41

Stone Harbor Local Markets Fund	Statements of Investments

May 31, 2018

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Mexico (continued)
Petroleos Mexicanos: (continued)
	MXN	7.47%	11/12/26	520,590,000	$22,617,155
					65,298,272

TOTAL CORPORATE BONDS					72,579,218
(Cost $84,583,881)

SHORT TERM INVESTMENTS - 4.90%
Money Market Mutual Funds - 4.90%

State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	1.95%	N/A	51,296,977	51,302,106

TOTAL SHORT TERM INVESTMENTS					51,302,106
(Cost $51,297,903)

Total Investments - 85.62%					897,574,846
(Cost $986,086,468)
					150,764,040	(6)
Other Assets In Excess of Liabilities - 14.38%

Net Assets - 100.00%					$1,048,338,886

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

ARS - Argentine Peso

BRL - Brazilian Real

CLP - Chilean Peso

COP - Columbian Peso

CZK - Czech Republic Koruna

EUR - Euro Currency

IDR - Indonesian Rupiah

KZT - Kazakhstan Tenge

MXN - Mexican Peso

MYR - Malaysian Ringgit

PEN - Peruvian Nuevo Sol

PLN - Polish Zloty

RON - Romanian Leu

RUB - Russian Ruble

THB - Thai Baht

TRY - Turkish Lira

USD - United States Dollar

UYU - Uruguayan Peso

ZAR - South African Rand

(1)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of May 31, 2018.

(2)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(3)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed As of May 31, 2018, the aggregate market value of those pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. securities was $38,848,210, which represents approximately 3.71% of net assets.

(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $19,341,759, which represents approximately 1.84% of net assets as of May 31, 2018.

42	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments

May 31, 2018

(5)	Floating or variable rate security. The reference rate is described above. The rate in effect as of May 31, 2018 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(6)	Includes cash which is being held as collateral for forward foreign currency contracts and interest rate swap contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Barclays	MXN	163,234,860	Purchase	06/08/18	$8,178,511	$28,585
Citigroup Global Markets	BRL	6,597,818	Purchase	06/04/18	1,771,678	6,612
Citigroup Global Markets	BRL	6,597,818	Sale	06/04/18	1,771,678	31,142
Citigroup Global Markets	CLP	3,125,382,735	Sale	06/08/18	4,959,204	58,268
Citigroup Global Markets	COP	8,455,807,511	Sale	06/08/18	2,925,058	93,846
Citigroup Global Markets	MXN	87,373,204	Sale	06/22/18	4,366,615	30,428
Citigroup Global Markets	PEN	17,855,741	Sale	06/08/18	5,456,414	55,127
Citigroup Global Markets	PLN	61,660,560	Purchase	06/08/18	16,690,067	118,612
Citigroup Global Markets	THB	78,900,007	Sale	06/15/18	2,467,330	5,869
Goldman Sachs & Co.	MXN	99,779,896	Purchase	06/08/18	4,999,244	17,896
Goldman Sachs & Co.	MXN	86,074,560	Sale	06/22/18	4,301,713	30,325
Goldman Sachs & Co.	ZAR	67,600,613	Sale	06/22/18	5,297,324	198,660
Goldman Sachs & Co.	ZAR	128,374,716	Purchase	06/22/18	10,059,710	20,710
HSBC	PLN	53,036,701	Purchase	06/08/18	14,355,791	98,115
J.P. Morgan Chase & Co.	ARS	94,076,082	Purchase	06/21/18	3,701,792	45,512
J.P. Morgan Chase & Co.	BRL	12,289,519	Purchase	06/04/18	3,300,041	7,911
J.P. Morgan Chase & Co.	BRL	12,289,519	Sale	06/04/18	3,300,041	201,046
J.P. Morgan Chase & Co.	CLP	2,623,110,000	Sale	06/08/18	4,162,222	37,778
J.P. Morgan Chase & Co.	COP	19,723,279,967	Sale	06/08/18	6,822,736	215,451
J.P. Morgan Chase & Co.	MXN	112,643,678	Sale	06/22/18	5,629,547	37,917
J.P. Morgan Chase & Co.	PEN	1,675,095	Purchase	06/08/18	511,881	1,881
J.P. Morgan Chase & Co.	PEN	4,174,979	Sale	06/08/18	1,275,803	13,089
J.P. Morgan Chase & Co.	PLN	77,631,770	Purchase	06/08/18	21,013,099	138,171
Morgan Stanley	MXN	157,204,661	Purchase	06/08/18	7,876,381	23,530
						$1,516,481

Stone Harbor Investment Funds Annual Report | May 31, 2018	43

Stone Harbor Local Markets Fund	Statements of Investments

May 31, 2018

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS (continued)

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	ARS	299,869,825	Purchase	06/21/18	$11,799,552	$(316,448)
Citigroup Global Markets	ARS	110,775,000	Purchase	07/20/18	4,233,602	(1,016,398)
Citigroup Global Markets	BRL	6,597,818	Sale	07/03/18	1,766,657	(6,793)
Citigroup Global Markets	CLP	3,125,382,735	Purchase	06/08/18	4,959,204	(28,162)
Citigroup Global Markets	CZK	139,713,285	Purchase	06/29/18	6,335,430	(66,704)
Citigroup Global Markets	PLN	8,189,198	Purchase	07/11/18	2,218,135	(14,897)
Citigroup Global Markets	TRY	6,473,802	Sale	06/27/18	1,416,525	(6,449)
Goldman Sachs & Co.	CLP	18,374,500,200	Purchase	06/08/18	29,155,757	(212,900)
Goldman Sachs & Co.	CZK	237,909,568	Purchase	06/29/18	10,788,232	(130,560)
Goldman Sachs & Co.	IDR	91,438,472,920	Sale	06/08/18	6,577,535	(75,475)
Goldman Sachs & Co.	PLN	30,696,081	Purchase	07/11/18	8,314,375	(57,243)
Goldman Sachs & Co.	RON	5,815,729	Purchase	07/11/18	1,457,673	(13,453)
Goldman Sachs & Co.	RUB	1,124,670,467	Purchase	06/08/18	18,005,389	(83,667)
Goldman Sachs & Co.	RUB	534,840,167	Sale	06/08/18	8,562,512	(150,390)
Goldman Sachs & Co.	ZAR	70,720,495	Purchase	06/22/18	5,541,805	(84,113)
J.P. Morgan Chase & Co.	ARS	360,086,619	Purchase	06/08/18	14,365,510	(1,869,942)
J.P. Morgan Chase & Co.	ARS	198,585,668	Purchase	07/18/18	7,604,079	(1,774,229)
J.P. Morgan Chase & Co.	BRL	12,289,519	Sale	07/03/18	3,290,689	(8,670)
J.P. Morgan Chase & Co.	COP	53,345,193,153	Purchase	06/08/18	18,453,329	(11,605)
J.P. Morgan Chase & Co.	CZK	206,863,037	Purchase	06/29/18	9,380,398	(108,732)
J.P. Morgan Chase & Co.	IDR	108,175,655,000	Sale	06/08/18	7,781,508	(96,618)
J.P. Morgan Chase & Co.	RON	6,090,421	Purchase	07/11/18	1,526,523	(14,283)
J.P. Morgan Chase & Co.	TRY	29,924,044	Sale	06/27/18	6,547,646	(40,877)
Morgan Stanley	RUB	1,380,435,795	Purchase	06/08/18	22,100,058	(65,291)
						$(6,253,899)

**	The contracted amount is stated in the currency in which the contract is denominated.

INTEREST RATE SWAP CONTRACTS (CENTRALLY CLEARED)

Pay/Receive Floating Rate	Clearing House	Floating Rate	Expiration Date	Notional Amount***	Currency	Fixed Rate	Value	Unrealized Appreciation/ (Depreciation)
Pay	Chicago Mercantile Exchange	JIBAR 3M	04/25/2023	79,845,000	ZAR	7.315%	$(39,965)	$(39,965)
Pay	Chicago Mercantile Exchange	JIBAR 3M	04/25/2023	4,851,000	ZAR	7.285%	(2,896)	(2,896)
							$(42,861)	$(42,861)

Interest rate swaps pay quarterly.

***	The notional amount of each security is stated in the currency in which the security is denominated.

CROSS CURRENCY SWAP CONTRACTS (OVER THE COUNTER)

Fund Receives			Fund Pays
Notional Amount	Notional Currency	Fixed Rate	Notional Amount	Notional Currency	Fixed Rate	Expiration Date	Counterparty	Value	Unrealized Appreciation/ (Depreciation)
218,593,900	MXN	8.670%	11,090,507	USD	3.750%	1/11/2028	Goldman Sachs & Co.	$(632,487)	$(632,487)

Cross currency swaps pay semi-annually.

See Notes to Financial Statements

44	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

May 31, 2018

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

SOVEREIGN DEBT OBLIGATIONS - 1.63%
Argentina - 1.63%
Provincia de Buenos Aires	USD	7.88%	06/15/27	200,000	$187,750	(1)

TOTAL SOVEREIGN DEBT OBLIGATIONS					187,750
(Cost $207,332)

CORPORATE BONDS - 95.65%
Argentina - 2.24%
Pampa Energia SA:
	USD	7.38%	07/21/23	68,000	68,238	(1)
	USD	7.50%	01/24/27	43,000	41,160	(1)
Rio Energy SA	USD	6.88%	02/01/25	101,000	91,572	(1)
YPF SA	USD	8.50%	07/28/25	55,000	56,497	(1)
					257,467

Brazil - 9.97%
Adecoagro SA	USD	6.00%	09/21/27	94,000	82,485	(1)
Banco do Brasil SA	USD	9.00%	Perpetual	71,000	71,799	(1)(2)
BRF GmbH	USD	4.35%	09/29/26	152,000	127,779	(1)
Cosan Luxembourg SA	USD	7.00%	01/20/27	39,000	39,146	(1)
Cosan, Ltd.	USD	5.95%	09/20/24	64,000	62,000	(1)
ESAL GmbH	USD	6.25%	02/05/23	113,000	108,401	(1)
Gol Finance, Inc.	USD	7.00%	01/31/25	226,000	194,010	(1)
JSL Europe SA	USD	7.75%	07/26/24	83,000	81,651	(1)
Marfrig Holdings Europe BV	USD	8.00%	06/08/23	17,000	17,308	(1)
Minerva Luxembourg SA	USD	6.50%	09/20/26	166,000	153,218	(1)
Petrobras Global Finance BV:
	USD	6.25%	03/17/24	19,000	19,289
	USD	8.75%	05/23/26	25,000	27,719
Rumo Luxemburg Sarl	USD	5.88%	01/18/25	74,000	70,152	(1)
Vrio Finco 1 LLC / Vrio Finco 2, Inc.	USD	6.25%	04/04/23	91,000	91,910	(1)
					1,146,867

Chile - 3.02%
Colbun SA	USD	4.50%	07/10/24	69,000	69,473	(1)
Empresa Electrica Angamos SA	USD	4.88%	05/25/29	60,260	57,798	(1)
Empresa Nacional de
Telecomunicaciones SA	USD	4.75%	08/01/26	11,000	10,538	(1)
Geopark, Ltd.	USD	6.50%	09/21/24	162,000	158,290	(1)
VTR Finance BV	USD	6.88%	01/15/24	50,000	50,995	(1)
					347,094

China - 7.48%
CNRC Capitale, Ltd.	USD	3.90%	Perpetual	200,000	191,000	(2)
Country Garden Holdings Co., Ltd.	USD	4.75%	07/25/22	200,000	195,125
ENN Energy Holdings, Ltd.	USD	3.25%	07/24/22	200,000	193,750
Golden Eagle Retail Group, Ltd.	USD	4.63%	05/21/23	161,000	141,479	(3)
Industrial & Commercial Bank of China, Ltd.	USD	6.00%	Perpetual	136,000	139,368	(2)(3)
					860,722

Colombia - 5.26%
Banco de Bogota SA	USD	6.25%	05/12/26	17,000	17,276	(1)
Bancolombia SA	USD	4.88%	10/18/27	110,000	104,527

Stone Harbor Investment Funds Annual Report | May 31, 2018	45

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

May 31, 2018

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Colombia (continued)
Ecopetrol SA:
	USD	5.88%	09/18/23	45,000	$47,723
	USD	5.38%	06/26/26	58,000	59,537
	USD	7.38%	09/18/43	76,000	85,557
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	227,000	215,366	(1)
Millicom International Cellular SA	USD	5.13%	01/15/28	49,000	45,325	(1)
Oleoducto Central SA	USD	4.00%	05/07/21	30,000	29,997	(1)
					605,308

Ghana - 1.97%
Tullow Oil PLC:
	USD	6.25%	04/15/22	227,000	226,149	(1)(3)
					226,149

Guatemala - 0.37%
Energuate Trust	USD	5.88%	05/03/27	44,000	42,954	(1)

Hong Kong - 3.46%
CK Hutchison Capital Securities 17, Ltd.	USD	4.00%	Perpetual	414,000	397,958	(1)(2)

India - 5.46%
ABJA Investment Co., Pte, Ltd.	USD	5.45%	01/24/28	200,000	181,250
Greenko Dutch BV:
	USD	4.88%	07/24/22	85,000	80,856	(1)
	USD	5.25%	07/24/24	54,000	50,828	(1)
Vedanta Resources PLC:
	USD	6.00%	01/31/19	66,000	66,413	(1)
	USD	6.38%	07/30/22	87,000	85,689	(1)
	USD	7.13%	05/31/23	51,000	50,630	(1)
	USD	6.13%	08/09/24	121,000	112,681	(1)
					628,347

Indonesia - 7.00%
Indika Energy Capital II Pte, Ltd.	USD	6.88%	04/10/22	40,000	40,320	(1)
Indo Energy Finance II BV	USD	6.38%	01/24/23	265,000	260,031	(3)
Listrindo Capital BV	USD	4.95%	09/14/26	149,000	139,129	(1)
Minejesa Capital BV:
	USD	4.63%	08/10/30	80,000	74,305	(1)
	USD	5.63%	08/10/37	104,000	96,785	(1)
PT Bumi Resources TBK (Eterna Capital Pte, Ltd.):
	USD	8.00% PIK	12/11/22	61,600	59,928	(4)
		6.50% Cash +1.00%
	USD	PIK	12/11/22	133,402	134,359	(4)(5)
					804,857

Israel - 1.31%
Delek & Avner Tamar Bond, Ltd.:
	USD	5.08%	12/30/23	76,000	75,573	(1)
	USD	5.41%	12/30/25	76,000	75,620	(1)
					151,193

Jamaica - 1.80%
Digicel Group, Ltd.:
	USD	8.25%	09/30/20	81,000	61,560	(1)
	USD	7.13%	04/01/22	211,000	145,801	(1)(3)
					207,361

46	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

May 31, 2018

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Kazakhstan - 1.50%
KazTransGas JSC	USD	4.38%	09/26/27	62,000	$58,047	(1)
Nostrum Oil & Gas	USD	7.00%	02/16/25	122,000	114,528	(1)
					172,575

Macau - 3.44%
Melco Resorts Finance, Ltd.	USD	4.88%	06/06/25	168,000	158,888	(1)
Studio City Co., Ltd.:
	USD	8.50%	12/01/20	47,000	47,750	(3)
	USD	7.25%	11/30/21	51,000	53,231	(1)
Wynn Macau, Ltd.	USD	5.50%	10/01/27	141,000	135,536	(1)
					395,405

Malaysia - 1.68%
Gohl Capital, Ltd.	USD	4.25%	01/24/27	200,000	192,942

Mexico - 7.12%
Alfa SAB de CV	USD	5.25%	03/25/24	35,000	35,504	(1)
Axtel SAB Axtel de CV	USD	6.38%	11/14/24	126,000	121,275	(1)
Cemex SAB de CV	USD	7.75%	04/16/26	26,000	28,099	(1)
Cometa Energia SA de CV	USD	6.38%	04/24/35	150,000	147,000	(1)
Metalsa SA de CV	USD	4.90%	04/24/23	86,000	83,128	(1)
Mexico Generadora De Energia	USD	5.50%	12/06/32	83,580	83,058	(1)
Petroleos Mexicanos	USD	4.25%	01/15/25	91,000	84,584
Sixsigma Networks Mexico SA de CV:
	USD	8.25%	11/07/21	117,000	123,657	(1)
	USD	7.50%	05/02/25	117,000	112,654	(1)
					818,959

Morocco - 0.45%
OCP SA:
	USD	5.63%	04/25/24	21,000	21,604	(1)
	USD	4.50%	10/22/25	31,000	29,779	(1)
					51,383

Nigeria - 1.15%
IHS Netherlands Holdco BV	USD	9.50%	10/27/21	131,000	132,801	(1)

Oman - 0.52%
Oztel Holdings SPC, Ltd.	USD	6.63%	04/24/28	61,000	59,856	(1)

Peru - 2.63%
Cia Minera Milpo SAA	USD	4.63%	03/28/23	87,000	86,091	(1)
Inkia Energy, Ltd.	USD	5.88%	11/09/27	90,000	84,672	(1)
Kallpa Generacion SA:
	USD	4.88%	05/24/26	64,000	62,240	(1)
	USD	4.13%	08/16/27	76,000	69,285	(1)
					302,288

Philippines - 1.67%
Royal Capital BV	USD	4.88%	Perpetual	200,000	192,273	(2)

Russia - 1.64%
VEON Holdings BV	USD	4.95%	06/16/24	200,000	188,800	(3)

Saudi Arabia - 1.42%
Acwa Power Management And
Investments One, Ltd.	USD	5.95%	12/15/39	167,000	163,869	(1)

Stone Harbor Investment Funds Annual Report | May 31, 2018	47

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

May 31, 2018

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Singapore - 1.74%
United Overseas Bank, Ltd.	USD	3.75%	09/19/24	200,000	$200,158

South Africa - 0.90%
Myriad International Holdings BV	USD	5.50%	07/21/25	99,000	102,960	(1)

South Korea - 0.97%
Shinhan Bank Co., Ltd.	USD	3.88%	03/24/26	117,000	112,135	(3)

Thailand - 4.46%
PTTEP Treasury Center Co., Ltd.	USD	4.88%	Perpetual	510,000	512,550	(1)(2)

Turkey - 7.12%
Akbank Turk AS:
	USD	5.13%	03/31/25	77,000	69,974	(1)
	USD	6.80%	04/27/28	231,000	212,664	(1)(3)(5)
Turkiye Garanti Bankasi AS:
	USD	5.25%	09/13/22	138,000	132,135	(1)
	USD	6.13%	05/24/27	284,000	265,187	(1)
Turkiye Is Bankasi AS:
	USD	5.00%	04/30/20	129,000	125,807	(1)
	USD	7.00%	06/29/28	14,000	12,775	(1)
					818,542

Ukraine - 4.96%
Metinvest BV	USD	7.75%	04/23/23	159,000	156,218	(1)
State Savings Bank of Ukraine Via SSB #1 PLC	USD	9.63%	03/20/25	200,000	207,000	(3)(6)
Ukraine Railways Via Shortline PLC	USD	9.88%	09/15/21	200,000	207,463	(3)
					570,681

United Arab Emirates - 2.94%
Abu Dhabi Crude Oil Pipeline:
	USD	3.65%	11/02/29	27,000	25,295	(1)
	USD	4.60%	11/02/47	85,000	79,794	(1)
MAF Global Securities, Ltd.	USD	5.50%	Perpetual	239,000	232,876	(2)
					337,965

TOTAL CORPORATE BONDS					11,002,419
(Cost $11,344,604)

SHORT TERM INVESTMENTS- 1.35%
Money Market Mutual Funds - 1.35%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	1.95%	N/A	154,519	154,534

TOTAL SHORT TERM INVESTMENTS					154,534
(Cost $154,491)

Total Investments - 98.63%					11,344,703
(Cost $11,706,427)
Other Assets In Excess of Liabilities - 1.37%					158,124

Net Assets - 100.00%					$11,502,827

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD - United States Dollar

48	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments

May 31, 2018

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $7,311,972, which represents approximately 63.57% of net assets as of May 31, 2018.

(2)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(3)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of May 31, 2018, the aggregate market value of those securities was $1,888,640, which represents approximately 16.42% of net assets.

(4)	Payment-in-kind securities.

(5)	Floating or variable rate security. The reference rate is described above. The rate in effect as of May 31, 2018 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(6)	Step bond.Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of May 31, 2018.

See Notes to Financial Statements

Stone Harbor Investment Funds Annual Report | May 31, 2018	49

Stone Harbor Investment Grade Fund	Statements of Investments

May 31, 2018

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
CORPORATE BONDS - 38.60%
Aerospace/Defense - 0.65%
Northrop Grumman Corp.:
	USD	2.93%	01/15/25	25,000	$23,818
	USD	4.03%	10/15/47	50,000	47,081
					70,899

Automotive - 2.05%
Ford Motor Credit Co. LLC, Series GMTN	USD	4.39%	01/08/26	75,000	74,537
General Motors Financial Co. Inc.	USD	4.35%	04/09/25	50,000	49,820
Hyundai Capital America:
	USD	2.55%	02/06/19	75,000	74,727	(1)
	USD	3.25%	09/20/22	25,000	24,447	(1)
					223,531

Banking - 7.77%
Bank of America Corp.:
	USD	3M US L + 0.37%	01/23/22	100,000	98,664	(2)
Series L	USD	3.95%	04/21/25	25,000	24,575
Capital One Financial Corp.	USD	3.75%	03/09/27	75,000	71,714
Citigroup, Inc.	USD	4.40%	06/10/25	125,000	125,280
Deutsche Bank AG	USD	3.70%	05/30/24	50,000	46,771
Goldman Sachs Group, Inc.	USD	3.00%	04/26/22	100,000	98,221
HSBC Holdings PLC	USD	3.95%	05/18/24	50,000	50,152	(2)
Intesa Sanpaolo SpA	USD	3.88%	07/14/27	125,000	109,714	(1)
JPMorgan Chase & Co.	USD	3.88%	09/10/24	50,000	49,554
Morgan Stanley, Series MTN	USD	4.10%	05/22/23	50,000	50,773
Synovus Financial Corp.	USD	3.13%	11/01/22	25,000	24,156
Wells Fargo & Co.:
	USD	2.10%	07/26/21	75,000	72,283
Series MTN	USD	3M US L + 1.31%	05/22/28	25,000	23,921	(2)
					845,778

Building Products - 0.42%
Vulcan Materials Co.	USD	4.50%	06/15/47	50,000	46,243

Construction Machinery - 0.44%
John Deere Capital Corp., Series MTN	USD	2.15%	09/08/22	50,000	47,923

Drillers/Services - 0.25%
Halliburton Co.	USD	5.00%	11/15/45	25,000	27,066

Electric - 2.96%
DTE Energy Co., Series C	USD	3.50%	06/01/24	50,000	49,250
Enel Finance International NV	USD	2.88%	05/25/22	50,000	47,898	(1)
Exelon Generation Co. LLC	USD	5.60%	06/15/42	50,000	50,631
FirstEnergy Corp., Series C	USD	4.85%	07/15/47	50,000	52,081
Georgia Power Co.	USD	4.30%	03/15/42	50,000	50,776
NSTAR Electric Co.	USD	3.20%	05/15/27	50,000	48,278
South Carolina Electric & Gas Co.	USD	4.10%	06/15/46	25,000	22,946
					321,860
Exploration & Production - 1.48%
Anadarko Petroleum Corp.	USD	6.45%	09/15/36	50,000	59,055

50	www.shiplp.com

Stone Harbor Investment Grade Fund	Statements of Investments

May 31, 2018

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Exploration & Production (continued)
Apache Corp.	USD	5.10%	09/01/40	50,000	$50,874
Continental Resources, Inc.	USD	4.50%	04/15/23	50,000	50,941
					160,870

Food and Beverage - 1.23%
Dr Pepper Snapple Group, Inc.:
	USD	3.43%	06/15/27	50,000	46,677	(1)
	USD	3.43%	06/15/27	10,000	9,335
Kraft Heinz Foods Co.	USD	4.88%	02/15/25	75,000	77,870	(1)
					133,882

Gas Pipelines - 3.26%
Boardwalk Pipelines LP	USD	4.95%	12/15/24	50,000	51,464
Dominion Energy, Inc.	USD	2.58%	07/01/20	50,000	49,302
EQT Midstream Partners LP	USD	4.00%	08/01/24	75,000	72,172
Kinder Morgan Energy Partners LP	USD	5.50%	03/01/44	50,000	50,851
Magellan Midstream Partners LP	USD	5.00%	03/01/26	25,000	26,757
Sabine Pass Liquefaction LLC	USD	5.88%	06/30/26	50,000	54,215
Western Gas Partners LP	USD	5.45%	04/01/44	50,000	49,847
					354,608

Healthcare - 1.52%
Cardinal Health, Inc.	USD	3.41%	06/15/27	50,000	46,353
CVS Health Corp.:
	USD	3.70%	03/09/23	25,000	24,956
	USD	4.30%	03/25/28	25,000	24,860
Teva Pharmaceutical Finance Netherlands III BV	USD	2.20%	07/21/21	75,000	68,931
					165,100

Leisure - 0.45%
Royal Caribbean Cruises, Ltd.	USD	2.65%	11/28/20	50,000	49,268

Life Insurance - 0.89%
American International Group, Inc.	USD	3.88%	01/15/35	50,000	45,309
Nippon Life Insurance Co.	USD	5.10%	10/16/44	50,000	51,586	(1)(2)
					96,895

Media Cable - 1.74%
Charter Communications Operating LLC / Charter Communications Operating Capital, Series WI	USD	5.38%	05/01/47	100,000	93,210
Comcast Corp.	USD	4.25%	01/15/33	50,000	49,072
Cox Communications, Inc.	USD	3.50%	08/15/27	50,000	47,257	(1)
					189,539

Media Other - 0.91%
Interpublic Group of Cos., Inc.	USD	3.75%	02/15/23	50,000	49,897
Omnicom Group, Inc.	USD	3.65%	11/01/24	50,000	48,957
					98,854

Metals/Mining/Steel - 0.97%
Anglo American Capital PLC	USD	4.00%	09/11/27	50,000	47,028	(1)
Newmont Mining Corp.	USD	6.25%	10/01/39	50,000	59,249
					106,277

Stone Harbor Investment Funds Annual Report | May 31, 2018	51

Stone Harbor Investment Grade Fund	Statements of Investments

May 31, 2018

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Non Captive Finance - 1.76%
Air Lease Corp.	USD	3.63%	12/01/27	100,000	$92,962
Discover Bank, Series BKNT	USD	4.25%	03/13/26	50,000	49,298
GATX Corp.	USD	4.55%	11/07/28	50,000	50,503
					192,763

Pharmaceuticals - 0.68%
Allergan PLC	USD	4.55%	03/15/35	25,000	23,964
Gilead Sciences, Inc.	USD	4.50%	02/01/45	50,000	50,161
					74,125

Real Estate Investment Trust (REITs) - 1.61%
Avalonbay Communities, Inc., Series MTN	USD	3.20%	01/15/28	25,000	23,607
DDR Corp.	USD	4.25%	02/01/26	50,000	49,237
Digital Realty Trust LP	USD	4.75%	10/01/25	50,000	51,859
Kimco Realty Corp.	USD	3.20%	05/01/21	50,000	49,872
					174,575

Refining - 0.44%
Andeavor	USD	3.80%	04/01/28	50,000	47,943

Restaurants - 0.46%
McDonald's Corp.	USD	4.45%	03/01/47	50,000	50,447

Retail Food/Drug - 0.21%
Kroger Co.	USD	4.45%	02/01/47	25,000	22,933

Retail Non Food/Drug - 1.57%
Alibaba Group Holdings,	USD	4.20%	12/06/47	50,000	47,297
Amazon.com, Inc.	USD	4.05%	08/22/47	50,000	50,003	(1)
Dollar Tree, Inc.	USD	3.70%	05/15/23	25,000	24,938
Macy's Retail Holdings, Inc.:
	USD	3.88%	01/15/22	25,000	24,972
	USD	2.88%	02/15/23	25,000	23,704
					170,914

Technology - 2.22%
Broadcom Corp. / Broadcom Cayman Finance, Ltd.:
	USD	2.38%	01/15/20	25,000	24,722
	USD	3.00%	01/15/22	25,000	24,405
Microsoft Corp.	USD	3.45%	08/08/36	50,000	48,124
Oracle Corp.	USD	3.85%	07/15/36	25,000	24,604
Tencent Holdings, Ltd.	USD	3.60%	01/19/28	50,000	47,912	(1)
Xilinx, Inc.	USD	2.95%	06/01/24	75,000	71,684
					241,451

Transportation Non Air/Rail - 0.87%
ERAC USA Finance LLC	USD	4.20%	11/01/46	50,000	45,399	(1)
FedEx Corp.	USD	4.40%	01/15/47	50,000	48,588
					93,987

Wireless - 1.13%
Crown Castle International Corp.	USD	3.20%	09/01/24	50,000	47,744

52	www.shiplp.com

Stone Harbor Investment Grade Fund	Statements of Investments

May 31, 2018

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Wireless (continued)
Vodafone Group PLC	USD	5.00%	05/30/38	75,000	$74,960
					122,704

Wirelines - 0.66%
Verizon Communications, Inc.	USD	3.38%	02/15/25	75,000	72,285

TOTAL CORPORATE BONDS					4,202,720
(Cost $4,286,401)

ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES - 14.14%
1211 Avenue of the Americas Trust, Series 2015-1211	USD	3.90%	08/10/25	25,000	25,541	(1)
BHMS Mortgage Trust, Series 2014-ATLS	USD	1M US L + 1.50%	07/07/17	25,000	25,020	(1)(2)
Fannie Mae Pool:
Series 2009	USD	5.00%	02/01/23	140,607	149,162
Series 2016	USD	12M US L + 1.55%	09/01/46	170,054	170,094	(2)
Financial Asset Securities Corp. AAA Trust, Series
2005-2	USD	1M US L + 0.30%	11/26/35	29,093	28,777	(1)(2)
Ford Credit Auto Owner Trust, Series 2018-1	USD	3.19%	01/15/25	25,000	24,744	(1)
Freddie Mac Non Gold Pool:
Series 2012	USD	12M US L + 1.65%	12/01/42	127,304	127,553	(2)
Series 2015	USD	12M US L + 1.63%	07/01/45	86,697	86,169	(2)
Freddie Mac Whole Loan Securities Trust:
Series 2015-SC02	USD	3.00%	09/25/45	64,971	61,917
Series 2016-SC01	USD	3.50%	07/25/46	100,590	98,856
GAHR Commercial Mortgage Trust, Series 2015-
NRF	USD	1M US L + 1.30%	12/15/34	14,336	14,342	(1)(2)
JP Morgan Chase Commercial Mortgage
Securities Trust:
Series 2006-LDP9	USD	5.34%	05/15/47	75,000	75,537
Series 2007-LDPX	USD	5.46%	01/15/49	9,840	9,878	(2)
New Residential Advance Receivables Trust
Advance Receivables Backed Notes, Series
2017-T1	USD	3.21%	02/16/21	100,000	99,575	(1)
Oak Hill Advisors Residential Loan Trust, Series
2017-NPL2	USD	3.00%	07/25/57	93,585	92,948	(1)(3)
Progress Residential Trust, Series 2016-SFR1	USD	1M US L + 1.50%	09/17/18	49,409	49,618	(1)(2)
RBSSP Resecuritization Trust:
Series 2012-6	USD	1M US L + 0.34%	11/26/35	32,156	32,118	(1)(2)
Series 2012-6	USD	1M US L + 0.33%	01/26/36	21,095	20,750	(1)(2)
Series 2012-6	USD	1M US L + 0.23%	08/26/36	15,687	15,704	(1)(2)
TAL Advantage V LLC, Series 2013-2A	USD	3.55%	11/20/23	27,500	27,365	(1)
Towd Point Mortgage Trust:
Series 2015-3	USD	3.00%	02/25/23	40,107	40,003	(1)(2)
Series 2015-5	USD	2.75%	09/25/22	26,241	26,034	(1)(2)
Series 2016-3	USD	2.25%	04/25/56	89,983	88,512	(1)(2)
Series 2016-5	USD	2.50%	10/25/56	36,707	36,072	(1)(2)
TRU Trust, Series 2016-TOYS	USD	1M US L + 2.25%	11/15/19	45,660	45,325	(1)(2)
VOLT LIV LLC:
Series 2017-NPL1	USD	3.50%	02/25/47	18,009	18,041	(1)(3)

Stone Harbor Investment Funds Annual Report | May 31, 2018	53

Stone Harbor Investment Grade Fund	Statements of Investments

May 31, 2018

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
Series 2018-NPL1	USD	3.75%	04/25/48	50,000	$50,179	(1)(3)

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES					1,539,834
(Cost $1,552,171)

U.S. TREASURY BONDS/NOTES - 23.85%
U.S. Treasury Bonds:
	USD	2.75%	02/15/28	50,000	49,537
	USD	2.50%	02/15/46	225,000	203,221
U.S. Treasury Notes:
	USD	0.75%	02/15/19	175,000	173,229
	USD	1.38%	09/30/20	425,000	414,450
	USD	2.00%	11/15/21	625,000	612,610
	USD	2.63%	02/28/23	325,000	324,314
	USD	2.75%	02/15/24	250,000	250,176
	USD	2.00%	08/15/25	600,000	568,617

TOTAL U.S. TREASURY BONDS/NOTES					2,596,154
(Cost $2,684,011)

U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 20.20%

FGLMC TBA:
	USD	3.00%	06/13/18	100,000	96,885	(4)
	USD	3.50%	06/13/18	425,000	423,539	(4)
	USD	4.50%	06/13/18	225,000	234,773	(4)
FNMA TBA:
	USD	3.00%	06/13/18	350,000	339,268	(4)
	USD	3.50%	06/13/18	450,000	448,471	(4)
	USD	4.00%	06/13/18	400,000	408,625	(4)
	USD	2.50%	06/18/18	100,000	97,418	(4)
	USD	3.00%	06/18/18	100,000	99,445	(4)
	USD	3.50%	06/18/18	50,000	50,660	(4)

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES					2,199,084
(Cost $2,184,717)

SHORT TERM INVESTMENTS - 1.51%
Money Market Mutual Funds - 1.51%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	1.95%	N/A	163,912	163,929

TOTAL SHORT TERM INVESTMENTS					163,929
(Cost $163,882)

Total Investments - 98.30%					10,701,721
(Cost $10,871,182)
Other Assets in Excess of Liabilities - 1.70%					185,205

Net Assets - 100.00%					$10,886,926

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

54	www.shiplp.com

Stone Harbor Investment Grade Fund	Statements of Investments

May 31, 2018

Currency Abbreviations:

USD	-	United States Dollar

Investment Abbreviations:

LIBOR	-	London Interbank Offered Rate

Libor Rates:

1M US L	-	1 Month LIBOR as of May 31, 2018 was 2.00%
3M US L	-	3 Month LIBOR as of May 31, 2018 was 2.32%
12M US L	-	12 Month LIBOR as of May 31, 2018 was 2.72%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,431,186, which represents approximately 13.15% of net assets as of May 31, 2018.

(2)	Floating or variable rate security. The reference rate is described above. The rate in effect as of May 31, 2018 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(3)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of May 31, 2018.

(4)	Investment purchased on a delayed delivery basis.

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2018	55

Stone Harbor Strategic Income Fund	Statements of Investments

May 31, 2018

	Currency	Rate	Shares*	Value (Expressed in USD)
OPEN-END FUNDS - 96.76%
Stone Harbor Emerging Markets Corporate Debt Fund	USD	N/A	93,806	$825,491	(1)
Stone Harbor Emerging Markets Debt Fund	USD	N/A	663,055	6,623,917	(1)
Stone Harbor High Yield Bond Fund	USD	N/A	1,360,171	10,758,950	(1)
Stone Harbor Investment Grade Fund	USD	N/A	1,086,575	10,876,614	(1)
Stone Harbor Local Markets Fund	USD	N/A	380,064	3,283,750	(1)
				32,368,722

TOTAL OPEN-END FUNDS				32,368,722
(Cost $33,818,156)

SHORT TERM INVESTMENTS - 0.86%
Money Market Mutual Funds - 0.86%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	1.95%	286,454	286,483

TOTAL SHORT TERM INVESTMENTS				286,483
(Cost $286,436)

Total Investments - 97.62%				32,655,205
(Cost $34,104,592)
Other Assets In Excess of Liabilities - 2.38%				795,622	(2)

Net Assets - 100.00%				$33,450,827

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

AUD	-	Australian Dollar
EUR	-	Euro Currency
GBP	-	Great Britain Pound
JPY	-	Japanese Yen
MXN	-	Mexican Peso
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.

(2)	Includes cash which is being held as collateral for forward foreign currency contracts, futures contracts and credit default swap contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	EUR	280,000	Sale	06/04/18	$327,334	$12,536
J.P. Morgan Chase & Co.	AUD	440,000	Purchase	06/22/18	332,788	2,577
J.P. Morgan Chase & Co.	EUR	200,000	Sale	06/08/18	233,886	7,045
J.P. Morgan Chase & Co.	GBP	59,800	Sale	06/08/18	79,512	2,253
J.P. Morgan Chase & Co.	GBP	120,000	Sale	06/18/18	159,642	3,201
J.P. Morgan Chase & Co.	JPY	36,150,000	Sale	07/02/18	332,985	264
J.P. Morgan Chase & Co.	MXN	1,630,000	Purchase	06/04/18	81,726	271
J.P. Morgan Chase & Co.	MXN	11,350,000	Sale	06/04/18	569,075	5,660
						$33,807

56	www.shiplp.com

Stone Harbor Strategic Income Fund	Statements of Investments

May 31, 2018

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS (continued)

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	EUR	280,000	Purchase	06/04/18	$327,334	$(4,965)
J.P. Morgan Chase & Co.	GBP	120,000	Purchase	06/18/18	159,642	(2,022)
J.P. Morgan Chase & Co.	MXN	9,720,000	Purchase	06/04/18	487,348	(16,642)
J.P. Morgan Chase & Co.	MXN	11,480,000	Purchase	07/05/18	572,387	(4,930)
						$(28,559)

**	The contracted amount is stated in the currency in which the contract is denominated.

FUTURES CONTRACTS

Description	Position	Contracts	Currency	Expiration Date	Notional Amount***	Value and Unrealized Appreciation/ (Depreciation)
Euro-Bund Future	Long	25	EUR	6/07/18	4,053,500	$162,176
Euro-Bund Future	Short	(2)	EUR	9/06/18	(324,160)	17
US 5 Year Note Future	Long	27	USD	9/28/18	3,075,047	6,015
US Ultra T-Bond Future	Long	2	USD	9/19/18	319,000	3,039
						$171,247

Long Gilt Future	Long	10	GBP	9/26/18	1,234,599	$(1,877)
US 10 Year Note Future	Short	(31)	USD	9/19/18	(3,733,562)	(11,546)
						$(13,423)

Stone Harbor Investment Funds Annual Report | May 31, 2018	57

Stone Harbor Strategic Income Fund	Statements of Investments

May 31, 2018

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES ISSUE - BUY PROTECTION (OVER THE COUNTER)(1)

Reference Obligations	Clearinghouse	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at May 31, 2018(2)	Notional Amount***(3)	Value	Upfront Premiums Received/ (Paid)	Unrealized Appreciation
ITRX EUR XOVER S29 5Y(4)	Intercontinental Exchange	5.000%	EUR	06/20/2023	3.092%	650,000	$(65,218)	$77,535	$12,317
							$(65,218)	$77,535	$12,317

Reference Obligations	Clearinghouse	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at May 31, 2018(2)	Notional Amount***(3)	Value	Upfront Premiums Received/(Paid)	Unrealized Depreciation
CDX.NA.HY.30(5)	Intercontinental Exchange	5.000%	USD	06/20/2023	3.500%	5,400,000	$(335,750)	$333,547	$(2,203)
							$(335,750)	$333,547	$(2,203)

Credit default swaps pay quarterly.

***	The notional amount of each security is stated in the currency in which the security is denominated.

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	Based on an index of 75 equally weighted CDS on the most liquid sub-investment grade European corporate entities.

(5)	Based on an index of 100 North American equities with high yield credit ratings that trade in the CDS market.

See Notes to Financial Statements.

58	www.shiplp.com

Stone Harbor Emerging Markets Debt Allocation Fund	Statements of Investments

May 31, 2018

	Currency	Rate	Shares*	Value (Expressed in USD)
OPEN-END FUNDS - 99.36%
Stone Harbor Emerging Markets Debt Fund	USD	N/A	1,375,270	$13,738,946	(1)
Stone Harbor Local Markets Fund	USD	N/A	1,648,261	14,240,975	(1)
				27,979,921

TOTAL OPEN-END FUNDS				27,979,921
(Cost $25,493,058)

SHORT TERM INVESTMENTS - 0.10%
Money Market Mutual Funds - 0.10%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	1.95%	27,922	27,925

TOTAL SHORT TERM INVESTMENTS				27,925
(Cost $27,925)

Total Investments - 99.46%				28,007,846
(Cost $25,520,983)
Other Assets In Excess of Liabilities - 0.54%				150,991

Net Assets - 100.00%				$28,158,837

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

EUR        -       Euro Currency

USD        -       United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current V alue	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	EUR	48,000	Sale	06/25/18	$56,211	$(409)
Citigroup Global Markets	EUR	297,270	Purchase	06/25/18	348,120	(1,597)
						$(2,006)

**	The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2018	59

Stone Harbor 500 Plus Fund	Statements of Investments

May 31, 2018

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES - 86.96%
1211 Avenue of the Americas Trust, Series 2015-1211	USD	3.90%	08/10/25	45,000	$45,974	(1)
Ashford Hospitality Trust, Series 2018-ASHF	USD	1M US L +0.90%	04/15/20	50,000	50,131	(1)(2)
CGMS Commercial Mortgage Trust, Series 2017-MDRB	USD	1M US L +1.10%	07/15/19	92,884	92,724	(1)(2)
Financial Asset Securities Corp. AAA Trust, Series 2005-2	USD	1M US L +0.30%	11/26/35	40,833	40,388	(1)(2)
GAHR Commercial Mortgage Trust, Series 2015-NRF	USD	1M US L +1.30%	12/15/34	50,174	50,195	(1)(2)
GCAT LLC, Series 2017-5	USD	3.23%	07/25/47	27,189	27,103	(1)(3)
Hertz Fleet Lease Funding LP, Series 2017-1	USD	1M US L +0.65%	04/10/31	25,000	25,037	(1)(2)
Hertz Vehicle Financing LLC, Series 2015-2A	USD	2.02%	09/25/18	100,000	99,785	(1)
Hilton Orlando Trust, Series 2018-ORL	USD	1M US L +0.77%	12/15/24	25,000	25,063	(1)(2)
Hudsons Bay Simon JV Trust, Series 2015-HBFL	USD	1M US L +2.55%	08/05/34	100,000	100,031	(1)(2)
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP9	USD	5.34%	05/15/47	80,000	80,573
Series 2007-LDPX	USD	5.46%	01/15/49	17,712	17,780	(2)
Mill City Mortgage Loan Trust:
Series 2016-1	USD	2.50%	07/25/23	19,100	18,820	(1)(2)
Series 2017-1	USD	2.75%	11/25/58	76,599	75,778	(1)(2)
New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2017-T1	USD	3.21%	02/16/21	100,000	99,575	(1)
Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2	USD	3.00%	07/25/57	93,585	92,948	(1)(3)
Pretium Mortgage Credit Partners LLC, Series 2018-NPL2	USD	3.70%	03/27/33	96,798	96,750	(1)(3)
Progress Residential Trust, Series 2016-SFR1	USD	1M US L +1.50%	09/17/18	39,527	39,694	(1)(2)
RBS Commercial Funding Trust, Series 2013-GSP	USD	3.83%	01/13/24	95,000	96,413	(1)(2)
RCO V Mortgage LLC, Series 2018-1	USD	4.00%	05/25/23	50,000	50,000	(1)(3)
Santander Drive Auto Receivables Trust, Series
2018-1	USD	4.37%	01/15/22	75,000	74,315	(1)
SLC Student Loan Trust, Series 2004-1	USD	3M US L +0.16%	05/15/23	57,212	57,179	(2)
SLM Student Loan Trust, Series 2005-3	USD	3M US L +0.09%	10/25/24	123,652	123,576	(2)
Springleaf Funding Trust, Series 2015-AA	USD	3.16%	05/15/19	53,765	53,765	(1)
TALL Mortgage Trust, Series 2018-TALL	USD	1M US L + 0.971%	03/15/20	100,000	100,133	(1)(2)
Towd Point Mortgage Trust:
Series 2015-3	USD	3.00%	02/25/23	12,032	12,001	(1)(2)
Series 2016-2	USD	2.75%	12/25/24	18,401	18,149	(1)(2)
Series 2016-3	USD	2.25%	04/25/56	14,997	14,752	(1)(2)
Series 2017-1	USD	2.75%	07/25/23	59,600	58,776	(1)(2)
Toyota Auto Receivables Owner Trust, Series 2014-C	USD	1.44%	04/15/20	13,043	13,037
TRU Trust, Series 2016-TOYS	USD	1M US L +2.25%	11/15/19	36,528	36,260	(1)(2)
VOLT LIV LLC, Series 2017-NPL1	USD	3.50%	02/25/47	16,208	16,237	(1)(3)
VOLT LVIII LLC, Series 2017-NPL5	USD	3.38%	05/25/20	37,614	37,646	(1)(3)
VOLT LXI LLC, Series 2017-NPL8	USD	3.13%	06/25/20	53,361	53,144	(1)(3)
VOLT LXIV LLC, Series 2017-NP11	USD	3.38%	10/25/47	83,623	83,498	(1)(3)
VOLT LXV LLC, Series 2018-NPL1	USD	3.75%	04/25/48	100,000	100,359	(1)(3)

60	www.shiplp.com

Stone Harbor 500 Plus Fund	Statements of Investments

May 31, 2018

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust, Series 2015-BXRP	USD	1M US L + 1.47%	11/15/29	80,343	$80,374	(1)(2)

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES					2,157,963
(Cost $2,158,288)

SHORT TERM INVESTMENTS - 7.10%
Money Market Mutual Funds - 7.10%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	1.95%	N/A	176,285	176,302

TOTAL SHORT TERM INVESTMENTS					176,302
(Cost $176,269)

Total Investments - 94.06%					2,334,265
(Cost $2,334,557)
Other Assets in Excess of Liabilities - 5.94%					147,308	(4)

Net Assets - 100.00%					$2,481,573

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD - United States Dollar

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of May 31, 2018 was 2.00%

3M US L - 3 Month LIBOR as of May 31, 2018 was 2.32%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,865,818, which represents approximately 75.19% of net assets as of May 31, 2018.

(2)	Floating or variable rate security. The reference rate is described above. The rate in effect as of May 31, 2018 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(3)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of May 31, 2018.

(4)	Includes cash which is being held as collateral for Futures Contracts.

Stone Harbor Investment Funds Annual Report | May 31, 2018	61

Stone Harbor 500 Plus Fund	Statements of Investments

May 31, 2018

FUTURES CONTRACTS

Description	Position	Contracts	Currency	Expiration Date	Notional Amount**	Value and Unrealized Appreciation/ (Depreciation)
S&P 500® Mini Future	Long	18	USD	9/21/18	2,438,550	$(23,285)
US 10 Year Note Future	Short	(3)	USD	9/19/18	(361,312)	(1,042)
						$(24,327)

**	The notional amount of each security is stated in the currency in which the security is denominated.

See Notes to Financial Statements

62	www.shiplp.com

Intentionally Left Blank

Stone Harbor Investment Funds	Statements of Assets and Liabilities

May 31, 2018

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund
ASSETS:
Investments, at value(1)	$1,172,924,571	$101,161,827	$897,574,846
Investments in affiliates, at value(2)	–	–	–
Cash	7,568,898	5,511	37
Foreign currency, at value (3)	2,489,790	–	5,022,616
Variation margin receivable on credit default swap contracts	–	–	–
Unrealized appreciation on forward foreign currency contracts	3,241,495	–	1,516,481
Deposits with brokers for credit default swap contracts	4,170,000	–	–
Deposits with brokers for forward foreign currency contracts	–	–	6,329,959
Cash pledged as collateral for forward commitments	–	–	–
Deposits with brokers for futures contracts	–	–	–
Deposits with brokers for interest rate swap contracts	–	–	262,662
Deposits with brokers for cross currency swap contracts	–	–	290,041
Receivable for investments sold	25,102,539	1,796,521	126,056,495
Receivable for fund shares sold	28,130	–	24,980
Receivable from adviser	–	–	–
Receivable on credit default swap contracts	42,421	–	–
Interest receivable on cross currency swap contracts	–	–	212,013
Interest receivable	18,178,847	1,582,770	23,506,710
Prepaid and other assets	19,475	5,768	48,558
Total Assets	1,233,766,166	104,552,397	1,060,845,398
LIABILITIES:
Payable due to brokers for forward foreign currency contracts	3,700,000	–	–
Payable for investments purchased	17,296,175	1,357,475	4,758,297
Payable for fund shares redeemed	330,017	–	–
Swap premium received	2,953,731	–	–
Unrealized depreciation on forward foreign currency contracts	258,933	–	6,253,899
Variation margin payable on interest rate swap contracts	–	–	1,864
Unrealized depreciation on cross currency swap contracts	–	–	632,487
Unrealized depreciation on credit default swap contracts	1,171,407	–	–
Variation margin payable on futures contracts	–	–	–
Payable to adviser	614,875	43,813	652,461
Payable to administrator	67,956	19,865	56,867
Other payables	121,778	96,516	150,637
Total Liabilities	26,514,872	1,517,669	12,506,512
Net Assets	$1,207,251,294	$103,034,728	$1,048,338,886
NET ASSETS CONSIST OF:
Paid-in capital	$1,404,456,391	$127,445,767	$1,338,077,726
Undistributed/(overdistributed) net investment income	(5,611,773)	100,323	(17,409,848)
Accumulated net realized gain/(loss)	(153,064,100)	(23,427,941)	(176,900,481)
Net unrealized appreciation/(depreciation)	(38,529,224)	(1,083,421)	(95,428,511)
Net Assets	$1,207,251,294	$103,034,728	$1,048,338,886
PRICING OF SHARES:
Institutional Class
Net Assets	$1,207,251,294	$103,034,728	$1,048,338,886
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	120,839,296	13,021,383	121,403,860
Net assets value, offering and redemption price per share	$9.99	$7.91	$8.64
(1)Cost of Investments	$1,213,233,413	$102,245,248	$986,086,468
(2)Cost of Investments in affiliates	$–	$–	$–
(3)Cost of Investments in foreign cash	$2,489,735	$–	$5,026,716

See Notes to Financial Statements.

64	www.shiplp.com

Stone Harbor Investment Funds	Statements of Assets and Liabilities

May 31, 2018

Stone Harbor Emerging Markets Corporate Debt Fund	Stone Harbor Investment Grade Fund	Stone Harbor Strategic Income Fund	Stone Harbor Emerging Markets Debt Allocation Fund	Stone Harbor 500 Plus Fund
$11,344,703	$10,701,721	$286,483	$27,925	$2,334,265
–	–	32,368,722	27,979,921	–
14,803	925	–	–	–
–	–	321,384	–	–
–	–	3,920	–	–
–	–	33,807	–	–
–	–	258,545	–	–
–	–	–	–	–
–	2,200,000	–	–	–
–	–	106,715	–	103,830
–	–	–	–	–
–	–	–	–	–
–	32,064	15,000	10,000	–
–	–	–	49,960	–
46,904	126,018	157,151	142,398	113,111
–	–	–	–	–
–	–	–	–	–
173,008	61,330	985	34	3,860
7,638	13,154	13,788	5,682	1,453
11,587,056	13,135,212	33,566,500	28,215,920	2,556,519
–	–	–	–	–
12,659	2,184,717	15,000	10,000	300
–	–	–	–	–
–	–	–	–	–
–	–	28,559	2,006	–
–	–	–	–	–
–	–	–	–	–
–	–	–	–	–
–	–	20,447	–	17,912
–	–	–	–	–
3,030	11,400	2,188	1,536	4,964
68,540	52,169	49,479	43,541	51,770
84,229	2,248,286	115,673	57,083	74,946
$11,502,827	$10,886,926	$33,450,827	$28,158,837	$2,481,573
$16,403,652	$11,092,594	$35,223,702	$33,530,289	$2,344,025
20,536	–	98,644	242,872	22,576
(4,559,637)	(36,207)	(590,919)	(8,099,181)	139,591
(361,724)	(169,461)	(1,280,600)	2,484,857	(24,619)
$11,502,827	$10,886,926	$33,450,827	$28,158,837	$2,481,573
$11,502,827	$10,886,926	$33,450,827	$28,158,837	$2,481,573
1,307,685	1,087,670	3,470,385	3,045,003	232,635
$8.80	$10.01	$9.64	$9.25	$10.67
$11,706,427	$10,871,182	$286,436	$27,925	$2,334,557
$–	$–	$33,818,156	$25,493,058	$–
$–	$–	$323,180	$–	$–

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2018	65

Stone Harbor Investment Funds	Statements of Operations

For the Year Ended May 31, 2018

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund
INVESTMENT INCOME:
Interest(1)	$77,981,371	$7,498,368	$72,598,911
Dividends	415,072	47,439	583,181
Dividends from affiliated investment companies	–	–	–
Total Investment Income	78,396,443	7,545,807	73,182,092
EXPENSES:
Operational:
Investment advisory fee	7,546,189	638,587	7,809,080
Administration fees	652,813	66,300	540,574
Interest on line of credit	26,170	892	–
Line of credit commitment fee	80,641	13,029	79,248
Custodian fees	135,272	27,118	520,178
Printing fees	5,493	6,327	4,794
Professional fees	129,729	113,898	129,446
Offering costs	–	–	–
Trustee fees	191,387	21,123	147,659
Transfer agent fees	19,843	20,270	20,981
Registration fees	26,295	21,534	23,472
Insurance fees	39,046	5,492	28,736
Other	75,541	47,730	59,065
Total expenses before waiver/reimbursement	8,928,419	982,300	9,363,233
Less fees waived by investment adviser	–	(139,187)	–
Less expenses reimbursed by investment adviser	–	–	–
Total Net Expenses	8,928,419	843,113	9,363,233
Net Investment Income	69,468,024	6,702,694	63,818,859
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	29,925,143	1,145,477	(7,061,922)
Investments - affiliated investment companies	–	–	–
Credit default swap contracts	44,747	–	–
Interest rate swap contracts	–	–	220,439
Futures contracts	–	–	–
Forward foreign currency contracts	(7,112,375)	(84,045)	(11,082)
Foreign currency transactions	904,219	3,339	450,394
Net realized gain/(loss)	23,761,734	1,064,771	(6,402,171)
Long-term capital gain distributions from other investment companies	–	–	–
Change in unrealized appreciation/(depreciation) on:
Investments	(94,945,454)	(6,326,896)	(43,951,219)
Affiliated investment companies	–	–	–
Credit default swap contracts	(1,171,407)	–	–
Interest rate swap contracts	–	–	(42,861)
Cross currency swap contracts	–	–	(632,487)
Futures contracts	–	–	–
Forward foreign currency contracts	5,818,817	35,640	(5,071,010)
Translation of assets and liabilities denominated in foreign currencies	(141,540)	(702)	(1,747,933)
Net change in unrealized depreciation	(90,439,584)	(6,291,958)	(51,445,510)
Net Realized and Unrealized Gain/(Loss)	(66,677,850)	(5,227,187)	(57,847,681)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,790,174	$1,475,507	$5,971,178

(1)Including Foreign Tax Withholding	$214,156	$9,687	$1,245,668

See Notes to Financial Statements.

66	www.shiplp.com

Stone Harbor Investment Funds	Statements of Operations

For the Year Ended May 31, 2018

Stone Harbor Emerging Markets Corporate Debt Fund	Stone Harbor Investment Grade Fund	Stone Harbor Strategic Income Fund	Stone Harbor Emerging Markets Debt Allocation Fund	Stone Harbor 500 Plus Fund
$684,241	$288,167	$–	$–	$60,110
4,678	7,606	8,369	386	3,979
–	–	1,496,199	955,276	–
688,919	295,773	1,504,568	955,662	64,089
101,527	42,819	201,933	205,093	10,631
6,202	6,352	19,067	15,213	1,227
–	–	–	–	–
908	1,121	–	–	177
5,643	14,482	22,817	7,063	12,802
4,576	4,576	4,581	4,690	3,824
88,038	71,519	68,109	63,253	73,670
–	–	–	–	45,475
1,743	1,934	5,451	4,107	332
20,147	20,031	20,100	20,276	20,031
20,227	21,510	21,860	19,862	3,025
329	420	1,126	1,221	39
12,475	33,920	7,315	9,058	7,661
261,815	218,684	372,359	349,836	178,894
(101,527)	(42,819)	(201,933)	(205,093)	(10,631)
(39,977)	(113,633)	(143,953)	(130,941)	(153,905)
120,311	62,232	26,473	13,802	14,358
568,608	233,541	1,478,095	941,860	49,731
291,535	24,374	22	(37)	(2,425)
–	–	(326,428)	116,347	–
–	–	(317,213)	–	–
–	–	–	–	–
–	–	86,671	–	425,518
–	–	30,284	(13,586)	–
–	–	(3,258)	(709)	–
291,535	24,374	(529,922)	102,015	423,093

–	–	56,034	–	–
(879,348)	(328,710)	47	–	(7,502)
–	–	(926,830)	(1,013,846)	–
–	–	81,171	–	–
–	–	–	–	–
–	–	–	–	–
–	–	130,763	–	(155,792)
–	–	(1,867)	2,173	–
–	–	(5,741)	–	–
(879,348)	(328,710)	(722,457)	(1,011,673)	(163,294)
(587,813)	(304,336)	(1,196,345)	(909,658)	259,799
$(19,205)	$(70,795)	$281,750	$32,202	$309,530
$673	$–	$–	$–	$–

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2018	67

Stone Harbor Investment Funds	Statements of Changes in Net Assets

	Stone Harbor Emerging Markets Debt Fund
	For the Year Ended May 31, 2018	For the Year Ended May 31, 2017

OPERATIONS:
Net investment income	$69,468,024	$83,639,763
Net realized gain/(loss)	23,761,734	35,711,494
Net change in unrealized appreciation/(depreciation)	(90,439,584)	59,538,095
Net increase/(decrease) in net assets resulting from operations	2,790,174	178,889,352

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From net investment income	(73,101,269)	(90,794,571)
Net decrease in net assets from distributions to shareholders	(73,101,269)	(90,794,571)

CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	187,084,762	263,243,956
Issued to shareholders in reinvestment of distributions	72,381,762	85,031,047
Cost of shares redeemed	(423,675,659)	(568,088,003)
Net increase/(decrease) in net assets from capital share transactions	(164,209,135)	(219,813,000)

Net Increase/(Decrease) in Net Assets	(234,520,230)	(131,718,219)

NET ASSETS:
Beginning of year	1,441,771,524	1,573,489,743
End of year	$1,207,251,294	$1,441,771,524

Includes undistributed/(overdistributed) net investment income of:	$(5,611,773)	$2,015,745

OTHER INFORMATION:
Share Transactions:
Institutional Class
Beginning shares	135,994,567	156,258,645
Shares sold	17,603,314	25,504,654
Shares reinvested	6,957,773	8,200,580
Shares redeemed	(39,716,358)	(53,969,312)
Shares outstanding - end of year	120,839,296	135,994,567

See Notes to Financial Statements.

68	www.shiplp.com

Stone Harbor Investment Funds	Statements of Changes in Net Assets

Stone Harbor High Yield Bond Fund		Stone Harbor Local Markets Fund		Stone Harbor Emerging Markets Corporate Debt Fund

For the Year Ended May 31, 2018	For the Year Ended May 31, 2017	For the Year Ended May 31, 2018	For the Year Ended May 31, 2017	For the Year Ended May 31, 2018	For the Year Ended May 31, 2017
$6,702,694	$13,431,860	$63,818,859	$64,714,279	$568,608	$678,113
1,064,771	(6,382,656)	(6,402,171)	(76,330,124)	291,535	218,183
(6,291,958)	18,039,567	(51,445,510)	118,797,535	(879,348)	396,501
1,475,507	25,088,771	5,971,178	107,181,690	(19,205)	1,292,797

(7,200,890)	(12,429,528)	(12,203,950)	–	(565,286)	(653,203)
(7,200,890)	(12,429,528)	(12,203,950)	–	(565,286)	(653,203)

2,685,092	7,142,372	349,583,953	183,701,624	7,107,103	962,544
6,248,424	11,608,008	11,862,219	–	565,286	653,203
(60,458,154)	(121,660,433)	(297,816,541)	(226,443,779)	(8,749,817)	(6,437,161)
(51,524,638)	(102,910,053)	63,629,631	(42,742,155)	(1,077,428)	(4,821,414)

(57,250,021)	(90,250,810)	57,396,859	64,439,535	(1,661,919)	(4,181,820)

160,284,749	250,535,559	990,942,027	926,502,492	13,164,746	17,346,566
$103,034,728	$160,284,749	$1,048,338,886	$990,942,027	$11,502,827	$13,164,746

$100,323	$560,218	$(17,409,848)	$(59,111,856)	$20,536	$17,169

19,299,361	31,654,090	113,182,642	119,102,327	1,439,886	1,967,303
328,690	869,025	39,322,266	21,754,483	772,377	106,476
774,939	1,425,710	1,328,356	–	62,255	72,666
(7,381,607)	(14,649,464)	(32,429,404)	(27,674,168)	(966,833)	(706,559)
13,021,383	19,299,361	121,403,860	113,182,642	1,307,685	1,439,886

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2018	69

Stone Harbor Investment Funds	Statements of Changes in Net Assets

	Stone Harbor Investment Grade Fund

	For the Year Ended May 31, 2018	For the Year Ended May 31, 2017

OPERATIONS:
Net investment income	$233,541	$280,338
Net realized gain/(loss)	24,374	56,374
Net realized gain/(loss) on investments - affiliated investment companies	–	–
Long-term capital gain distributions from other investment companies	–	–
Net change in unrealized appreciation/(depreciation)	(328,710)	(32,311)
Net increase/(decrease) in net assets resulting from operations	(70,795)	304,401

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From net investment income	(223,170)	(297,043)
From net realized gains	(109,833)	(62,079)
Net decrease in net assets from distributions to shareholders	(333,003)	(359,122)

CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	1,456,368	1,714,642
Issued to shareholders in reinvestment of distributions	333,003	359,122
Cost of shares redeemed	(5,781,714)	(2,528,868)
Net increase/(decrease) in net assets from capital share transactions	(3,992,343)	(455,104)

Net Increase/(Decrease) in Net Assets	(4,396,141)	(509,825)

NET ASSETS:
Beginning of year	15,283,067	15,792,892
End of year	$10,886,926	$15,283,067

Includes undistributed net investment income of:	$–	$–

OTHER INFORMATION:
Share Transactions:
Institutional Class
Beginning shares	1,472,733	1,518,095
Shares sold	141,189	164,614
Shares reinvested	32,546	35,095
Shares redeemed	(558,798)	(245,071)
Shares outstanding - end of year	1,087,670	1,472,733

See Notes to Financial Statements.

70	www.shiplp.com

Stone Harbor Investment Funds	Statements of Changes in Net Assets

Stone Harbor Strategic Income Fund		Stone Harbor Emerging Markets Debt Allocation Fund		Stone Harbor 500 Plus Fund

For the Year Ended May 31, 2018	For the Year Ended May 31, 2017	For the Year Ended May 31, 2018	For the Year Ended May 31, 2017	For the Year Ended May 31, 2018	For the Period January 20, 2017 (Commencement of Operations) to May 31, 2017

$1,478,095	$1,496,757	$941,860	$1,389,610	$49,731	$12,402
(203,494)	106,499	(14,332)	(250,448)	423,093	(35)
(326,428)	(408,037)	116,347	2,151,359	–	–
56,034	–	–	–	–	–
(722,457)	1,441,093	(1,011,673)	2,512,704	(163,294)	138,675
281,750	2,636,312	32,202	5,803,225	309,530	151,042

(1,201,893)	(1,417,693)	(986,095)	(1,818,851)	(32,542)	(12,105)
–	–	–	–	(282,502)	–
(1,201,893)	(1,417,693)	(986,095)	(1,818,851)	(315,044)	(12,105)

2,205,000	2,400,000	5,583,326	5,055,634	–	2,021,001
1,108,938	1,247,105	986,095	1,818,851	315,044	12,105
(6,251,885)	(4,050,000)	(5,137,545)	(50,653,241)	–	–
(2,937,947)	(402,895)	1,431,876	(43,778,756)	315,044	2,033,106

(3,858,090)	815,724	477,983	(39,794,382)	309,530	2,172,043

37,308,917	36,493,193	27,680,854	67,475,236	2,172,043	–
$33,450,827	$37,308,917	$28,158,837	$27,680,854	$2,481,573	$2,172,043

$98,644	$138,924	$242,872	$301,402	$22,576	$1,777

3,770,478	3,813,000	2,897,021	7,583,812	202,741	–
222,462	243,244	573,307	538,403	–	201,592
113,322	128,674	103,364	209,545	29,894	1,149
(635,877)	(414,440)	(528,689)	(5,434,739)	–	–
3,470,385	3,770,478	3,045,003	2,897,021	232,635	202,741

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2018	71

Stone Harbor Emerging Markets Debt Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Year Ended May 31, 2018		For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2014
Net asset value - beginning of year	$10.60		$10.07	$10.47	$11.11	$11.34
Income/(loss) from investment operations:
Net investment income(1)	0.58		0.56	0.77	0.59	0.55
Net realized and unrealized gain/(loss) on investments	(0.56)		0.59	(0.43)	(0.70)	(0.31)
Total income/(loss) from investment operations	0.02		1.15	0.34	(0.11)	0.24

Less distributions to shareholders:
From net investment income	(0.63)		(0.62)	(0.74)	(0.53)	(0.47)
Total distributions	(0.63)		(0.62)	(0.74)	(0.53)	(0.47)
Net Increase/(Decrease) in Net Asset Value	(0.61)		0.53	(0.40)	(0.64)	(0.23)
Net asset value - end of year	$9.99		$10.60	$10.07	$10.47	$11.11

Total Return	0.08%		11.70%	3.70%	(1.01)%	2.45%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,207		$1,442	$1,573	$1,936	$2,178
Ratio of expenses to average net assets without fee waivers/reimbursements/repayment of previously waived fees	0.71%		0.69%	0.68%	0.68%	0.70%
Ratio of expenses to average net assets with fee waivers/reimbursements/ repayment of previously waived fees	0.71	%(2)	0.69%	0.68%	0.68%	0.70%
Ratio of net investment income to average net assets with fee waivers/reimbursements/repayment of previously waived fees	5.53%		5.37%	7.73%	5.54%	5.21%
Portfolio turnover rate	108%		114%	90%	75%	68%

(1)	Calculated using average shares throughout the period.

(2)	The year ended May 31, 2018 includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

72	www.shiplp.com

Stone Harbor High Yield Bond Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Year Ended May 31, 2018		For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015		For the Year Ended May 31, 2014
Net asset value - beginning of year	$8.31		$7.91	$8.68	$9.63		$9.83
Income/(loss) from investment operations:
Net investment income(1)	0.43		0.46	0.49	0.54		0.60
Net realized and unrealized gain/(loss) on investments	(0.36)		0.39	(0.77)	(0.58)		0.13
Total income/(loss) from investment operations	0.07		0.85	(0.28)	(0.04)		0.73

Less distributions to shareholders:
From net investment income	(0.47)		(0.45)	(0.49)	(0.60)		(0.64)
From net realized gains	–		–	–	(0.31)		(0.29)
Total distributions	(0.47)		(0.45)	(0.49)	(0.91)		(0.93)
Net Increase/(Decrease) in Net Asset Value	(0.40)		0.40	(0.77)	(0.95)		(0.20)
Net asset value - end of year	$7.91		$8.31	$7.91	$8.68		$9.63

Total Return(2)	0.87%		10.97%	(3.03)%	(0.27)%		7.90%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$103		$160	$251	$290		$303
Ratio of expenses to average net assets without fee waivers/reimbursements/repayment of previously waived fees	0.77%		0.67%	0.64%	0.62	%(3)	0.62%
Ratio of expenses to average net assets with fee waivers/reimbursements/ repayment of previously waived fees	0.66	%(4)	0.65%	0.64%	0.60	%(3)	0.55%
Ratio of net investment income to average net assets with fee waivers/reimbursements/repayment of previously waived fees	5.25%		5.63%	6.06%	5.98%		6.23%
Portfolio turnover rate	58%		70%	48%	52%		54%

(1)	Calculated using average shares throughout the period.

(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Effective October 1, 2014, the expense limitation rate changed from 0.55% to 0.65%.

(4)	The year ended May 31, 2018 includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2018	73

Stone Harbor Local Markets Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Year Ended May 31, 2018		For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2014
Net asset value - beginning of year	$8.76		$7.78	$8.38	$9.96	$10.51
Loss from investment operations:
Net investment income(1)	0.56		0.56	0.50	0.52	0.53
Net realized and unrealized gain/(loss) on investments	(0.59)		0.42	(1.10)	(1.98)	(0.96)
Total income/(loss) from investment operations	(0.03)		0.98	(0.60)	(1.46)	(0.43)

Less distributions to shareholders:
From net investment income	(0.09)		–	–	(0.12)	(0.07)
From net realized gains	–		–	–	–	(0.05)
Total distributions	(0.09)		–	–	(0.12)	(0.12)
Net Increase/(Decrease) in Net Asset Value	(0.12)		0.98	(0.60)	(1.58)	(0.55)
Net asset value - end of year	$8.64		$8.76	$7.78	$8.38	$9.96

Total Return	(0.33)%		12.60%	(7.16)%	(14.70)%	(4.04)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,048		$991	$927	$1,563	$2,491
Ratio of expenses to average net assets without fee waivers/reimbursements/repayment of previously waived fees	0.90%		0.89%	0.88%	0.87%	0.88%
Ratio of expenses to average net assets with fee waivers/reimbursements/repayment of previously waived fees	0.90	%(2)	0.89%	0.88%	0.87%	0.88%
Ratio of net investment income to average net assets with fee waivers/reimbursements/repayment of previously waived fees	6.13%		6.76%	6.49%	5.62%	5.41%
Portfolio turnover rate	119%		125%	166%	145%	181%

(1)	Calculated using average shares throughout the period.

(2)	The year ended May 31, 2018 includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

74	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Year Ended May 31, 2018		For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2014
Net asset value - beginning of year	$9.14		$8.82	$9.11	$9.23	$9.37
Income from investment operations:
Net investment income(1)	0.44		0.41	0.43	0.41	0.41
Net realized and unrealized gain/(loss) on investments	(0.36)		0.32	(0.27)	(0.08)	(0.08)
Total income from investment operations	0.08		0.73	0.16	0.33	0.33

Less distributions to shareholders:
From net investment income	(0.42)		(0.41)	(0.45)	(0.45)	(0.47)
Total distributions	(0.42)		(0.41)	(0.45)	(0.45)	(0.47)
Net Increase/(Decrease) in Net Asset Value	(0.34)		0.32	(0.29)	(0.12)	(0.14)
Net asset value - end of year	$8.80		$9.14	$8.82	$9.11	$9.23

Total Return(2)	0.80%		8.43%	1.92%	3.64%	3.80%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$12		$13	$17	$24	$26
Ratio of expenses to average net assets without fee waivers/reimbursements	2.19%		1.91%	1.37%	1.40%	1.22%
Ratio of expenses to average net assets with fee waivers/reimbursements	1.01	%(3)	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets with fee waivers/reimbursements	4.76%		4.49%	4.93%	4.52%	4.58%
Portfolio turnover rate	115%		72%	127%	62%	78%

(1)	Calculated using average shares throughout the period.

(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	The year ended May 31, 2018 includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2018	75

Stone Harbor Investment Grade Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Year Ended May 31, 2018		For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Period December 19, 2013 (Commencement of Operations) to May 31, 2014
Net asset value - beginning of year	$10.38		$10.40	$10.36	$10.38	$10.00
Loss from investment operations:
Net investment income(1)	0.20		0.18	0.16	0.13	0.07
Net realized and unrealized gain/(loss) on investments	(0.28)		0.03	0.12	0.07	0.37
Total income/(loss) from investment operations	(0.08)		0.21	0.28	0.20	0.44

Less distributions to shareholders:
From net investment income	(0.20)		(0.19)	(0.15)	(0.14)	(0.06)
From net realized gains	(0.09)		(0.04)	(0.09)	(0.08)	–
Total distributions	(0.29)		(0.23)	(0.24)	(0.22)	(0.06)
Net Increase/(Decrease) in Net Asset Value	(0.37)		(0.02)	0.04	(0.02)	0.38
Net asset value - end of year	$10.01		$10.38	$10.40	$10.36	$10.38

Total Return(2)	(0.81)%		2.07%	2.71%	1.94%	4.41%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$11		$15	$16	$10	$3
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	1.79%		1.32%	1.40%	2.07%	4.14	%(3)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.51	%(4)	0.50%	0.50%	0.50%	0.50	%(3)
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	1.91%		1.72%	1.57%	1.26%	1.62	%(3)
Portfolio turnover rate	42%		49%	52%	51%	27%

(1)	Calculated using average shares throughout the period.

(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Annualized.

(4)	The year ended May 31, 2018 includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

76	www.shiplp.com

Stone Harbor Strategic Income Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Year Ended May 31, 2018		For the Year Ended May 31, 2017		For the Year Ended May 31, 2016		For the Year Ended May 31, 2015		For the Period December 19, 2013 (Commencement of Operations) to May 31, 2014
Net asset value - beginning of year	$9.90		$9.57		$10.05		$10.44		$10.00
Income from investment operations:
Net investment income(1)	0.40		0.38		0.43		0.49		0.15
Net realized and unrealized gain/(loss) on investments	(0.34)		0.31		(0.43)		(0.37)		0.42
Total income from investment operations	0.06		0.69		–		0.12		0.57

Less distributions to shareholders:
From net investment income	(0.32)		(0.36)		(0.35)		(0.48)		(0.13)
From net realized gains	–		–		(0.13)		(0.03)		–
Total distributions	(0.32)		(0.36)		(0.48)		(0.51)		(0.13)
Net Increase/(Decrease) in Net Asset Value	(0.26)		0.33		(0.48)		(0.39)		0.44
Net asset value - end of year	$9.64		$9.90		$9.57		$10.05		$10.44

Total Return(2)	0.60%		7.34%		0.19%		1.15%		5.73%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$33		$37		$36		$34		$11
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	1.01	%(3)	0.94	%(3)	0.96	%(3)	1.06	%(3)	1.46	%(3)(4)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.07	%(3)	0.11	%(3)	0.12	%(3)	0.11	%(3)	0.12	%(3)(4)
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	4.03	%(3)	3.89	%(3)	4.46	%(3)	4.88	%(3)	3.38	%(3)(4)
Portfolio turnover rate	29%		20%		26%		8%		0	%(5)

(1)	Calculated using average shares throughout the period.

(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Ratio does not include expenses of the mutual funds held in the investment portfolio.

(4)	Annualized.

(5)	Less than 0.5%.

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2018	77

Stone Harbor Emerging Markets Debt Allocation Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Year Ended May 31, 2018		For the Year Ended May 31, 2017		For the Year Ended May 31, 2016		For the Period October 21, 2014 (Commencement of Operations) to May 31, 2015
Net asset value - beginning of period	$9.55		$8.90		$9.36		$10.00
Income/(loss) from investment operations:
Net investment income(1)	0.31		0.25		0.32		0.23
Net realized and unrealized gain/(loss) on investments	(0.28)		0.74		(0.52)		(0.70)
Total income/(loss) from investment operations	0.03		0.99		(0.20)		(0.47)

Less distributions to shareholders:
From net investment income	(0.33)		(0.34)		(0.26)		(0.17)
Total distributions	(0.33)		(0.34)		(0.26)		(0.17)
Net Increase/(Decrease) in Net Asset Value	(0.30)		0.65		(0.46)		(0.64)
Net asset value - end of period	$9.25		$9.55		$8.90		$9.36

Total Return(2)(3)	0.21%		11.51%		(1.96%)		(4.73%)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$28		$28		$67		$85
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	1.19	%(4)	0.98	%(4)	0.87	%(4)	0.97	%(4)(5)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.05	%(4)	0.05	%(4)	0.06	%(4)	0.10	%(4)(5)
Ratio of net investment income to average net assets with fee waivers/reimbursements	3.21	%(4)	2.72	%(4)	3.72	%(4)	3.68	%(4)(5)
Portfolio turnover rate	33%		24%		70%		11%

(1)	Calculated using average shares throughout the period.

(2)	Total returns would have been lower in 2015 had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Total returns for periods of less than one year are not annualized.

(4)	Ratio does not include expenses of the mutual funds held in the investment portfolio.

(5)	Annualized.

See Notes to Financial Statements.

78	www.shiplp.com

Stone Harbor 500 Plus Fund	Financial Highlights

For a share outstanding through the periods presented.

Institutional Class	For the Year Ended May 31, 2018		For the Period January 20, 2017 (Commencement of Operations) to May 31, 2017
Net asset value - beginning of period	$10.71		$10.00
Income/(loss) from investment operations:
Net investment income(1)	0.23		0.06
Net realized and unrealized gain on investments	1.28		0.71
Total income from investment operations	1.51		0.77

Less distributions to common shareholders:
From net investment income	(0.16)		(0.06)
From net realized gains	(1.39)		–
Total distributions	(1.55)		(0.06)
Net Increase/(Decrease) in Net Asset Value	(0.04)		0.71
Net asset value - end of period	$10.67		$10.71

Total Return(2)(3)	14.32%		7.71%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2		$2
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	7.57%		12.71	%(4)(5)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.61	%(6)	0.60	%(4)
Ratio of net investment income to average net assets with fee waivers/reimbursements	2.10%		1.70	%(4)
Portfolio turnover rate	60%		20%

(1)	Calculated using average shares throughout the period.

(2)	Total returns for periods of less than one year are not annualized.

(3)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(4)	Annualized.

(5)	Ratios before fee waivers for start up periods may not be representative of long term operating results.

(6)	The year ended May 31, 2018 includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2018	79

Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2018

1. ORGANIZATION

Stone Harbor Investment Funds, which consists of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund and Stone Harbor 500 Plus Fund (each, a “Fund” and together, the “Funds”) is a Massachusetts business trust (the “Trust”), organized on February 20, 2007 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares. As of the date of this report, Distributor Class shares were not offered for sale in each Fund. The Trust’s Declaration of Trust permits the Trustees to create additional funds and share classes. The Trust also includes the Stone Harbor Emerging Markets Debt Blend Fund which had not commenced operations as of the reporting period.

The Emerging Markets Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Fixed Income Securities. “Emerging Markets Fixed Income Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to countries with emerging securities markets or whose performance is linked to those countries’ markets, economies or ability to repay loans. Emerging Markets Fixed Income Securities may be denominated in non-U.S. currencies or the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Fixed Income Securities also include derivatives and other instruments used to hedge or gain exposure to emerging securities markets (for example, futures or other derivatives whose return is based on specific emerging markets securities or indices).

The High Yield Bond Fund’s investment objective is to maximize total return. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities. “High Yield Debt Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) rated below investment grade (or, if unrated, of comparable quality as determined by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”). These types of securities and instruments are commonly referred to as “high yield” securities or “junk bonds,” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non-U.S. issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets.

The Local Markets Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. “Emerging Markets Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country, which are denominated in the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”) or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. Although under normal circumstances a significant portion of the Fund’s investments will be denominated in Emerging Markets Currencies, Emerging Markets Investments may be denominated in non-Emerging Markets Currencies, including the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies).

The Emerging Markets Corporate Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Corporate Debt Investments. “Emerging Markets Corporate Debt Investments” are debt instruments, including loans, issued by corporations or other business organizations that are economically tied to an emerging market country. A corporation or other business organization is economically tied to an emerging market country if it issues securities that are principally traded on the country’s securities markets or if it is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Corporate Debt Investments also include derivative instruments used for hedging purposes or to otherwise gain or reduce long or short exposure to Emerging Markets Corporate Debt Investments.

The Investment Grade Fund’s investment objective is to maximize total return. The Fund invests in various types of fixed income securities and under normal market conditions will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Investment Grade Debt Securities. “Investment Grade Debt Securities” include fixed income securities that are rated investment grade by any of Moody’s Investors Services, Inc., Standard & Poor’s Rating Services, Fitch Ratings Limited, DBRS or other qualified rating agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

80	www.shiplp.com

Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2018

The Strategic Income Fund’s investment objective is to maximize total return. The Fund is intended to provide broad exposure to global credit markets. The Fund, either directly or through investment in the underlying funds (defined below), may invest in a broad variety of fixed income and other income producing securities and instruments (including derivatives), and will not be limited in terms of type of instrument, geography, credit rating or duration. The Fund may invest all or a significant portion of its assets in Stone Harbor Investment Grade Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund and other funds sponsored or advised by the Adviser (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Allocation Fund’s investment objective is to maximize total return. The Fund will normally invest, either directly or through investment in the underlying funds (defined below), at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. Emerging Markets Investments include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps), that economically are tied to an emerging market country or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. The Fund may invest all or a significant portion of its assets in Stone Harbor Emerging Markets Debt Fund and Stone Harbor Local Markets Fund (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The 500 Plus Fund’s investment objective is to maximize total return. The Fund seeks to exceed the total return of the S&P 500 Index by investing its net assets (plus any borrowings made for investment purposes), under normal market conditions, primarily in S&P 500 Index derivatives and various types of fixed income instruments. The Fund typically will seek to gain long exposure to the S&P 500 Index through the use of S&P 500 Index derivatives in an amount, under normal market circumstances, approximately equal to the Fund’s net assets in an attempt to equal or exceed, net of expenses, the daily performance of the S&P 500 Index. However, since S&P 500 Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the Fund’s assets may be invested in fixed income instruments. The fixed income instruments will normally be actively managed with a view toward enhancing the Fund’s total return, subject to overall portfolio duration which is typically not expected to exceed two years. Fixed income instruments will typically be rated at least investment grade by any of Moody’s Investor Services, Inc., Standard & Poor’s Rating Services, Fitch Ratings Limited, DBRS or other qualified rating agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

The Emerging Markets Debt Fund and Local Markets Fund are each classified as “non-diversified” under the 1940 Act. As a result, these Funds can invest a greater portion of the respective Funds’ assets in obligations of a single issuer than a “diversified” fund. These Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The High Yield Bond Fund, Emerging Markets Corporate Debt Fund, Investment Grade Fund, Strategic Income Fund, Emerging Markets Debt Allocation Fund, and the 500 Plus Fund are diversified funds. The Emerging Markets Corporate Debt Fund was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, the Emerging Markets Corporate Debt Fund is now classified as a diversified company.

2. SIGNIFICANT ACCOUNTING POLICIES AND RISK DISCLOSURES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”). The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Sovereign debt obligations, corporate bonds, convertible corporate bonds, and U.S. Treasury bonds, are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information on comparable securities, and other relevant security specific information. Asset backed/commercial mortgage backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Bank loans are primarily valued by a loan pricing provider using a composite loan price at the mean of the bid and ask prices from one or more brokers of dealers. Credit Linked securities are generally valued using quotations from broker through which the Fund executed the transaction. The broker’s quotation considers cash flows, default and recovery rates, and other security specific information. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. If on a given day, a closing price is not available on the exchange, the equity security is valued at the mean between the closing bid and asked prices, as such prices are provided by a pricing service. Publicly traded foreign government debt securities are typically traded internationally in the over the counter (“OTC”) market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees (the “Board”). Short term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Open end funds and money market mutual funds are valued at their net asset value. Futures contracts are ordinarily valued at the settlement price established by the securities or commodities exchange on which they are traded, except that S&P 500 futures contracts are priced at the last transaction price before 4:00 p.m. Eastern time (generally at approximately 3:59 p.m. Eastern time) on the commodities exchange on which they are traded. Over the counter traded options are priced by Markit and exchange traded options are valued by the securities or commodities exchange on which they are traded. OTC traded credit default swaps are valued by the independent pricing source using a mid price that is calculated based on data an independent pricing source receives from dealers. OTC traded foreign currency options are valued by an independent pricing source using mid foreign exchange rates against USD for all currencies at 4:00 p.m. Eastern Standard Time (“EST”). Derivatives which are cleared by an exchange are priced by using the last price on such exchange. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. EST.

Stone Harbor Investment Funds Annual Report | May 31, 2018	81

Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2018

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1–	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2–	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curve, rates, and similar data.

Level 3–	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of each Fund’s investments and financial instruments based on the three-tier hierarchy as of May 31, 2018:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Fund
Sovereign Debt Obligations	$–	$882,887,037	$–	$882,887,037
Bank Loans	–	–	7,809,111	7,809,111
Corporate Bonds
Indonesia	–	30,201,882	50	30,201,932
Other	–	209,157,799	–	209,157,799
Credit Linked Notes	–	–	6,717,433	6,717,433
Short Term Investments	36,151,259	–	–	36,151,259
Total	$36,151,259	$1,122,246,718	$14,526,594	$1,172,924,571

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$3,241,495	$–	$3,241,495
Liabilities
Forward Foreign Currency Contracts	–	(258,933)	–	(258,933)
Credit Default Swap Contracts	–	(1,171,407)	–	(1,171,407)
Total	$–	$1,811,155	$–	$1,811,155

82	www.shiplp.com

Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2018

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor High Yield Bond Fund
Corporate Bonds	$–	$87,717,456	$–	$87,717,456
Bank Loans	–	9,773,266	–	9,773,266
Common/Preferred Stocks	774,011	–	306,570	1,080,581
Rights	–	–	39,364	39,364
Warrants	6,482	–	33	6,515
Short Term Investments	2,544,645	–	–	2,544,645
Total	$3,325,138	$97,490,722	$345,967	$101,161,827

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Local Markets Fund
Sovereign Debt Obligations	$–	$773,693,522	$–	$773,693,522
Corporate Bonds	–	72,579,218	–	72,579,218
Short Term Investments	51,302,106	–	–	51,302,106
Total	$51,302,106	$846,272,740	$–	$897,574,846

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$1,516,481	$–	$1,516,481
Liabilities
Forward Foreign Currency Contracts	–	(6,253,899)	–	(6,253,899)
Cross Currency Swap Contracts	–	(632,487)	–	(632,487)
Interest Rate Swap Contracts	–	(42,861)	–	(42,861)
Total	$–	$(5,412,766)	$–	$(5,412,766)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Corporate Debt Fund
Sovereign Debt Obligations	$–	$187,750	$–	$187,750
Corporate Bonds	–	11,002,419	–	11,002,419
Short Term Investments	154,534	–	–	154,534
Total	$154,534	$11,190,169	$–	$11,344,703

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Investment Grade Fund
Corporate Bonds	$–	$4,202,720	$–	$4,202,720
Asset Backed/Commercial Mortgage Backed Securities	–	1,539,834	–	1,539,834
U.S. Treasury Bonds/Notes	–	2,596,154	–	2,596,154
U.S. Government Agency Mortgage Backed Securities	–	2,199,084	–	2,199,084
Short Term Investments	163,929	–	–	163,929
Total	$163,929	$10,537,792	$–	$10,701,721

Stone Harbor Investment Funds Annual Report | May 31, 2018	83

Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2018

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Strategic Income Fund
Open-End Funds	$32,368,722	$–	$–	$32,368,722
Short Term Investments	286,483	–	–	286,483
Total	$32,655,205	$–	$–	$32,655,205

Other Financial Instruments**
Assets
Futures Contracts	$171,247	$–	$–	$171,247
Credit Default Swap Contracts	–	12,317	–	12,317
Forward Foreign Currency Contracts	–	33,807	–	33,807
Liabilities
Forward Foreign Currency Contracts	–	(28,559)	–	(28,559)
Futures Contracts	(13,423)	–	–	(13,423)
Credit Default Swap Contracts	–	(2,203)	–	(2,203)
Total	$157,824	15,362	$–	$173,186

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Allocation Fund
Open-End Funds	$27,979,921	$–	$–	$27,979,921
Short Term Investments	27,925	–	–	27,925
Total	$28,007,846	$–	$–	$28,007,846

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Liabilities
Forward Foreign Currency Contracts	–	(2,006)	–	(2,006)
Total	$–	$(2,006)	$–	$(2,006)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor 500 Plus Fund
Asset Backed/Commercial Mortgage Backed Securities	$–	$2,157,963	$–	$2,157,963
Short Term Investments	176,302	–	–	176,302
Total	$176,302	$2,157,963	$–	$2,334,265

Other Financial Instruments**
Liabilities
Futures Contracts	(24,327)	–	–	(24,327)
Total	$(24,327)	$–	$–	$(24,327)

*	For detailed Industry/Country descriptions see accompanying Statement of Investments.

**	Other financial instruments are derivative instruments reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value.

There were no transfers in or out of Levels 1 and 2 during the year ended May 31, 2018. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

84	www.shiplp.com

Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2018

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of May 31, 2017	Accrued discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of May 31, 2018	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at May 31, 2018
Stone Harbor Emerging Markets Debt Fund
Bank Loans	$13,589,848	$–	$–	$(253,190)	$323,386	$1,793,118	$(7,644,051)	$–	$–	$7,809,111	$73,483
Corporate Bonds	–	–	–	–	(1)	51	–	–	–	50	(1)
Credit Linked
Notes	7,214,815	150,047	–	(36,715)	231,415	–	(842,129)	–	–	6,717,433	231,415
Total	$20,804,663	$150,047	$–	$(289,905)	$554,800	$1,793,169	$(8,486,180)	$–	$–	$14,526,594	$304,897

Investments in Securities	Balance as of May 31, 2017	Accrued discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of May 31, 2018	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at May 31, 2018
Stone Harbor High Yield Bond Fund
Bank Loans	$903,047	$–	$–	$–	$(14,986)	$–	$(888,061)	$–	$–	$–	$–
Warrants	32	–	–	–	1	–	–	–	–	33	1
Corporate Bonds	112	–	–	12,295	(112)	–	(12,295)	–	–	–	–
Rights	94,624	–	–	–	(55,260)	–	–	–	–	39,364	(55,260)
Common Stock	129,373	–	–	–	177,197	–	–	–	–	306,570	177,197
Total	$1,127,188	$–	$–	$12,295	$106,840	$–	$(900,356)	$–	$–	$345,967	$121,938

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Dividend income received from underlying affiliated funds is generally reinvested back into the underlying fund. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. EST). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Stone Harbor Investment Funds Annual Report | May 31, 2018	85

Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2018

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Funds may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the U.S. Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as “Deposits with brokers” or “Payable due to brokers”, respectively. Securities collateral pledged for the same purpose is noted on the Statements of Investments.

Line of Credit: On May 5, 2017, the Trust entered into a credit agreement (“Credit Agreement”) with State Street Bank and Trust Company (the “Bank”) in which the Funds may borrow through a revolving line of credit. Borrowings under the Credit Agreement are secured by investments held in the Funds. During the year ended May 31, 2018, the Stone Harbor Emerging Markets Debt Fund and the Stone Harbor High Yield Fund when using the line of credit borrowed an average amount of $27,892,857 and $5,700,000 at an average interest rate of 2.47% and 2.82% respectively. The remaining Funds did not borrow under the Credit Agreement. Interest and commitment fees on funded and unfunded loans can be found in the Statements of Operations of the applicable Fund. The Credit Agreement provides for an aggregate commitment amount of $50,000,000 with an annual commitment fee of 0.35% allocated on a pro-rata basis between the Funds based on their net assets, with the exception of the Stone Harbor Emerging Debt Allocation Fund and the Strategic Income Fund. The Credit Agreement will expire on May 3, 2019.

Loan Participations and Assignments: The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some senior loans, such as bank loans, may be illiquid and generally tend to be less liquid than many other debt securities.

The Funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Funds’ Statements of Investments.

The Funds assume the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Loans may not be considered “securities”, and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Inflation-Indexed Bonds: Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

86	www.shiplp.com

Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2018

U.S. Government Agencies or Government-Sponsored Enterprises: Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Forward Commitments: Certain Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when-issued,” “delayed-delivery,” “forward commitment,” or “To Be Announced (“TBA”) transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery. A Fund will not engage in these transactions for investment leverage.

When-issued securities involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. Regulatory developments may limit the ability of a Fund to engage in TBA transactions to the extent desired.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities. The contract is adjusted to market value daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. Outstanding TBA commitments and related deliverables are reflected on the Statement of Assets and Liabilities in Payable for investments purchased and Receivable for investments sold, respectively. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. These gain/loss amounts are reflected in the Accumulated net realized gain/loss on investments and Net unrealized appreciation on investments on the Statement of Assets and Liabilities.

Stone Harbor Investment Funds Annual Report | May 31, 2018	87

Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2018

Emerging Market Risk: Emerging market countries often experience instability in their political and economic structures. Government actions could have a great effect on the economic conditions in these countries, which can affect the value and liquidity of the assets of a Fund. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges, expropriation, confiscatory taxation and unanticipated social or political occurrences. In addition, the ability of an emerging market government to make timely payments on its debt obligations will depend on the extent of its reserves, interest rate fluctuations and access to international credit and investments. A country with non-diversified exports or that relies on specific imports will be subject to a greater extent to fluctuations in the pricing of those commodities. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline. Foreign investment in debt securities of emerging market countries may be restricted or controlled to varying degrees. These restrictions can limit or preclude foreign investment in debt securities of certain emerging market countries. In addition, certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Interest Rate Risk: Changes in interest rates will affect the value of a Fund’s investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher-rated fixed income securities are also subject to this risk. A Fund also faces increased interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell at the time that a Fund would like or at the price that the Fund believes such investments are currently worth. Certain of the Funds’ investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Derivatives, securities that involve substantial interest rate or credit risk and bank loans tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A and Regulation S securities.

Foreign Investment Risk: The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Credit and Market Risk: The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-date. Income distributions, if any are generally declared and paid on a quarterly basis, except for any distributions paid by the Local Markets Fund and the Emerging Markets Debt Allocation Fund, which are declared and paid annually. Capital gain distributions, if any, are declared and paid at least annually. A portion of the Fund’s distributions made for a taxable year may be recharacterized as a return of capital to shareholders. This may occur, for example, if the Fund’s distributions exceed its “earnings and profits” for the taxable year or because certain foreign currency losses may reduce the Fund’s income. This recharacterization may be retroactive. A return of capital will generally not be taxable, but will reduce a shareholder’s basis in his or her Fund shares and therefore result in a higher gain or lower loss when the shareholder sells the shares.

88	www.shiplp.com

Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2018

Expenses: Direct expenses are charged to each Fund; expenses of the Trust are generally allocated to the Funds based on each Fund’s relative net assets.

Offering Costs: Offering costs for the Stone Harbor 500 Plus Fund of $64,739, consisted of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs were amortized over a twelve month period beginning with the commencement of operations of the Fund.

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Funds evaluate tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended May 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Funds’ investment objectives allow the Funds to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

The Funds’ use of derivatives can result in losses due to unanticipated changes in the risk factors described in Note 2 and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows each Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

Derivatives are also subject to the risk of possible regulatory changes, which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns.

Forward Foreign Currency Contracts: Certain Funds engaged in currency transactions with counterparties during the year ended May 31, 2018 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Stone Harbor Investment Funds Annual Report | May 31, 2018	89

Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2018

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Futures Contracts: Certain Funds invested in futures contracts during the year ended May 31, 2018 in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures contract transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its broker a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The margin is reported on the Statement of Assets and Liabilities as “Deposit with brokers for futures contracts”. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap Agreements: Certain Funds invested in swap agreements during the year ended May 31, 2018. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) and also reflected in the change in unrealized appreciation/(depreciation) on credit default swap contracts in the Statement of Operations. Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. Changes in value for OTC swaps are reflected in the unrealized appreciation/(depreciation) of the position until a periodic payment is made by either party.

Swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). Generally, the basis of the swap is the unamortized premium received or paid. Periodic payments received or made by the Fund are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. For centrally cleared swaps, these amounts are included in the deposits with brokers for swap contracts while OTC swaps are displayed as a swap premium paid/received. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

90	www.shiplp.com

Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2018

Credit Default Swap Contracts: Certain Funds entered into credit default swap contracts during the year ended May 31, 2018 for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, a Fund is the buyer of a credit default swap contract. In that case, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund has spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, the Fund receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total assets, the Fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Interest Rate Swap Contracts: Certain Funds entered into interest rate swap agreements during the year ended May 31, 2018. Interest rate swap contracts involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

The tables below are a summary of the fair valuations of derivative instruments categorized by risk exposure.

Fair values of forward foreign currency contracts, swaps, and future contracts on the Statements of Assets and Liabilities as of May 31, 2018:

Risk Exposure	Location	Fair Value	Location	Fair Value
Stone Harbor Emerging Markets Debt Fund
Credit Risk (Swap Contracts)	Unrealized appreciation on credit default swap contracts	$–	Unrealized depreciation on credit default swap contracts	$(1,171,407)
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	3,241,495	Unrealized depreciation on forward foreign currency contracts	(258,933)
Total		$3,241,495		$(1,430,340)
Stone Harbor Local Markets Fund
Interest Rate Risk (Swap Contracts)*	Unrealized appreciation on interest rate swap contracts	$–	Unrealized depreciation on interest rate swap contracts	$(42,861)
Currency Risk (Swap Contracts)	Unrealized appreciation on cross currency swap contracts	–	Unrealized depreciation on cross currency swap contracts	(632,487)
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	1,516,481	Unrealized depreciation on forward foreign currency contracts	(6,253,899)
Total		$1,516,481		$(6,929,247)

Stone Harbor Investment Funds Annual Report | May 31, 2018	91

Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2018

Stone Harbor Strategic Income Fund
Credit Risk (Swap Contracts)*	Unrealized appreciation on credit default swap contracts	$12,317	Unrealized depreciation on credit default swap contracts	$(2,203)
Interest Rate Risk (Futures Contracts)	Unrealized appreciation on futures contracts	171,247	Unrealized depreciation on futures contracts	(13,423)
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	33,807	Unrealized depreciation on forward foreign currency contracts	(28,559)
Total		$217,371		$(44,185)

Risk Exposure	Location	Fair Value	Location	Fair Value
Stone Harbor Emerging Markets Debt Allocation Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	$–	Unrealized depreciation on forward foreign currency contracts	$(2,006)
Total		$–		$(2,006)
Stone Harbor 500 Plus Fund
Interest Rate Risk (Futures Contracts)	Unrealized appreciation on futures contracts	$–	Unrealized depreciation on futures contracts	$(1,042)
Equity Risk (Futures Contracts)*	Unrealized appreciation on futures contracts	–	Unrealized depreciation on futures contracts	(23,285)
Total		$–		$(24,327)

*	The value presented includes cumulative gain/(loss) on open futures contracts and swap contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable/(payable) as of May 31, 2018.

The forward foreign currency contracts, swaps, and future contracts average value, net of both long and short positions, during the year ended May 31, 2018 is noted below:

Fund	Forward Foreign Currency Contracts*	Credit Default Swap Contracts**	Interest Rate Swap Contracts**	Cross Currency Swap Contracts**	Futures Contracts**
Stone Harbor Emerging Markets Debt Fund	$(102,224,952)	$(5,230,000)	$–	$–	$–
Stone Harbor High Yield Bond Fund	(181,500)	–	–	–	–
Stone Harbor Local Markets Fund	74,467,081	–	14,116,000	17,291,949	–
Stone Harbor Strategic Income Fund	(720,340)	7,842,438	–	–	1,618,401
Stone Harbor Emerging Markets Debt Allocation Fund	117,941	–	–	–	–
Stone Harbor 500 Plus Fund	–	–	–	–	2,123,860

*	Represents the average foreign currency amount translated into US dollars (bought) or sold

**	Represents the average Notional Value

92	www.shiplp.com

Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2018

The effect of forward foreign currency contracts, credit default swaps, and futures contracts on the Statements of Operations for the year ended May 31, 2018:

Risk Exposure	Location	Realized Gain/(Loss) on Derivatives	Location	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Stone Harbor Emerging Markets Debt Fund
Credit Risk (Swap Contracts)	Net realized gain/(loss) on credit default swap contracts	$44,747	Change in unrealized appreciation/(depreciation) on credit default swap contracts	$(1,171,407)
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	(7,112,375)	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	5,818,817
Total		$(7,067,628)		$4,647,410
Stone Harbor High Yield Bond Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	$(84,045)	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$35,640
Total		$(84,045)		$35,640
Stone Harbor Local Markets Fund
Interest Rate Risk (Swap Contracts)	Net realized gain/(loss) on interest rate swap contracts	$220,439	Change in unrealized appreciation/(depreciation) on interest rate swap contracts	$(42,861)
Currency Risk (Swap Contracts	Net realized gain/(loss) on cross currency swap contracts	–	Change in unrealized appreciation/(depreciation) on cross currency swap contracts	(632,487)
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	(11,082)	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	(5,071,010)
Total		$209,357		$(5,746,358)
Stone Harbor Strategic Income Fund
Credit Risk (Swap Contracts)	Net realized gain/(loss) on credit default swap contracts	$(317,213)	Change in unrealized appreciation/(depreciation) on credit default swap contracts	$81,171
Interest Rate Risk (Futures Contracts)	Net realized gain/(loss) on futures contracts	86,671	Change in unrealized appreciation/(depreciation) on futures contracts	130,763
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	30,284	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	(1,867)
Total		$(200,258)		$210,067

Stone Harbor Investment Funds Annual Report | May 31, 2018	93

Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2018

Risk Exposure	Location	Realized Gain/(Loss) on Derivatives	Location	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Stone Harbor Emerging Markets Debt Allocation Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	$(13,586)	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$2,173
Total		$(13,586)		$2,173
Stone Harbor 500 Plus Fund
Interest Rate Risk (Futures Contracts)	Net realized gain/(loss) on futures contracts	$11,082	Change in unrealized appreciation/(depreciation) on futures contracts	$(154,750)

Equity Risk (Futures Contracts)	Net realized gain/(loss) on futures contracts	414,436	Change in unrealized appreciation/(depreciation) on futures contracts	(1,042)
Total		$425,518		$(155,792)

Offsetting Arrangements: Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of May 31, 2018.

Offsetting of Derivatives Assets

From	Gross Amounts of Recognized Assets	Gross Amounts Offset In The Statements of Assets and Liabilities	Net Amounts Presented In The Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Amount
Stone Harbor Emerging Market Debt Fund
Forward Foreign
Currency Contracts	$3,241,494	$–	$3,241,494	$(258,933)	$–	$2,982,561
TOTAL	$3,241,494	$–	$3,241,494	$(258,933)	$–	$2,982,561
Stone Harbor Local Markets Funds
Forward Foreign
Currency Contracts	$1,516,481	$–	$1,516,481	$(1,389,783)	$–	$126,698
TOTAL	$1,516,481	$–	$1,516,481	$(1,389,783)	$–	$126,698
Stone Harbor Strategic Income Fund
Forward Foreign
Currency Contracts	$33,807	$–	$33,807	$(26,236)	$–	$7,571
TOTAL	$33,807	$–	$33,807	$(26,236)	$–	$7,571

94	www.shiplp.com

Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2018

Offsetting of Derivatives Liabilities

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset In The Statements of Assets and Liabilities	Net Amounts Presented In The Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Amount
Stone Harbor Emerging Market Debt Fund
Forward Foreign
Currency Contracts	$258,933	$–	$258,933	$(258,933)	$–	$–
Credit Default Swap Contracts	1,171,407	–	1,171,407	–	(1,171,407)	–
TOTAL	$1,430,340	$–	$1,430,340	$(258,933)	$(1,171,407)	$–
Stone Harbor Local Markets Funds
Forward Foreign
Currency Contracts	$6,253,899	$–	$6,253,899	$(1,389,783)	$(4,806,411)	$57,705
Cross Currency Swap Contracts	632,487	–	632,487	–	(290,041)	342,446
TOTAL	$6,886,386	$–	$6,886,386	$(1,389,783)	$(5,096,452)	$400,151
Stone Harbor Strategic Income Fund
Forward Foreign
Currency Contracts	$28,559	$–	$28,559	$(26,236)	$–	$2,323
TOTAL	$28,559	$–	$28,559	$(26,236)	$–	$2,323
Stone Harbor Emerging Markets Debt Allocation Fund
Forward Foreign
Currency Contracts	$2,006	$–	$2,006	$–	$–	$2,006
TOTAL	$2,006	$–	$2,006	$–	$–	$2,006

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: Net investment income/ (loss) and net realized gain/ (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by a Fund.

The tax character of the distributions paid by the Funds during the periods ended May 31, here as follow:

Stone Harbor Emerging Markets Debt Fund	2018	2017
Ordinary Income	$73,101,269	$90,794,571
Total	$73,101,269	$90,794,571

Stone Harbor High Yield Bond Fund	2018	2017
Ordinary Income	$7,200,890	$12,429,528
Total	$7,200,890	$12,429,528

Stone Harbor Local Markets Fund	2018	2017
Ordinary Income	$12,203,950	$–
Total	$12,203,950	$–

Stone Harbor Emerging Markets Corporate Debt Fund	2018	2017
Ordinary Income	$565,286	$653,203
Total	$565,286	$653,203

Stone Harbor Investment Grade Fund	2018	2017
Ordinary Income	$277,142	$351,688
Long-Term Capital Gain	55,861	7,434
Total	$333,003	$359,122

Stone Harbor Investment Funds Annual Report | May 31, 2018	95

Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2018

Stone Harbor Strategic Income Fund	2018	2017
Ordinary Income	$1,201,893	$1,417,693
Total	$1,201,893	$1,417,693

Stone Harbor Emerging Markets Debt Allocation Fund	2018	2017
Ordinary Income	$986,095	$1,818,851
Total	$986,095	$1,818,851

Stone Harbor 500 Plus Fund	2018	For the Period Ended May 31, 2017
Ordinary Income	$144,565	$12,105
Long-Term Capital Gain	170,479	–
Total	$315,044	$12,105

As of May 31, 2018, the components of distributable earnings on a tax basis were as follows:

Stone Harbor Emerging Markets Debt Fund
Undistributed Ordinary Income	$2,960,266
Accumulated Capital Loss	(151,045,016)
Unrealized Depreciation	(39,547,726)
Cumulative Effect of Other Timing Difference*	(9,572,621)
Total	$(197,205,097)

Stone Harbor High Yield Bond Fund
Undistributed Ordinary Income	$100,323
Accumulated Capital Loss	(23,365,519)
Unrealized Depreciation	(1,145,843)
Total	$(24,411,039)

Stone Harbor Local Markets Fund
Undistributed Ordinary Income	$11,772,368
Accumulated Capital Loss	(175,433,948)
Unrealized Depreciation	(107,889,543)
Cumulative Effect of Other Timing Difference*	(18,187,717)
Total	$(289,738,840)

Stone Harbor Emerging Markets Corporate Debt Fund
Undistributed Ordinary Income	$20,536
Accumulated Capital Loss	(4,530,781)
Unrealized Depreciation	(390,580)
Total	$(4,900,825)

Stone Harbor Investment Grade Fund
Accumulated Capital Loss	(36,207)
Unrealized Depreciation	(169,461)
Total	$(205,668)

Stone Harbor Strategic Income Fund
Undistributed Ordinary Income	$109,419
Accumulated Capital Loss	(89,686)
Unrealized Depreciation	(1,791,947)
Cumulative Effect of Other Timing Difference*	(661)
Total	$(1,772,875)

96	www.shiplp.com

Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2018

Stone Harbor Emerging Markets Debt Allocation Fund
Undistributed Ordinary Income	$240,866
Accumulated Capital Loss	(7,697,158)
Unrealized Appreciation	2,082,834
Cumulative Effect of Other Timing Difference*	2,006
Total	$(5,371,452)

Stone Harbor 500 Plus Fund
Undistributed Ordinary Income	$68,607
Accumulated Capital Gain	69,233
Unrealized Depreciation	(24,619)
Cumulative Effect of Other Timing Difference*	24,327
Total	$137,548

*	Other temporary differences due to timing, consist primarily of mark-to-market on forward foreign currency contract, defaulted securities, and straddle loss deferrals.

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended May 31, 2018, certain differences were reclassified. These differences were primarily attributed to the differing tax treatment of, foreign currencies, redemption-in-kind adjustments, book to tax distribution differences, and certain other investments.

The reclassifications were as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
Stone Harbor Emerging Markets Debt Fund	$200,139	$(3,994,273)	$3,794,134
Stone Harbor High Yield Bond Fund	–	38,301	(38,301)
Stone Harbor Local Markets Fund	(1,285,370)	(9,912,901)	11,198,271
Stone Harbor Emerging Markets Corporate Debt Fund	–	45	(45)
Stone Harbor Investment Grade Fund	–	(10,371)	10,371
Stone Harbor Strategic Income Fund	–	(316,482)	316,482
Stone Harbor Emerging Markets Debt Allocation Fund	–	(14,295)	14,295
Stone Harbor 500 Plus Fund	(2,972)	3,610	(638)

Capital Losses: As of May 31, 2018 the following Funds had capital loss carryforwards which may reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax pursuant to the Code.

During the year ended May 31, 2018, the Funds utilized capital loss carryforwards as follows:

Fund	Amount
Stone Harbor Emerging Markets Debt Fund	$30,098,769
Stone Harbor High Yield Bond Fund	266,730
Stone Harbor Emerging Markets Corporate Debt Fund	350,208
Stone Harbor Strategic Income Fund	117,122
Stone Harbor Emerging Markets Debt Allocation Fund	218,904

Capital losses carried forward were as follows:

Fund	Short-Term	Long-Term
Stone Harbor Emerging Markets Debt Fund	$64,694,661	$84,250,044
Stone Harbor High Yield Bond Fund	650,393	22,313,856
Stone Harbor Local Markets Fund	113,383,794	62,050,154
Stone Harbor Emerging Markets Corporate Debt Fund	1,951,906	2,507,316
Stone Harbor Emerging Markets Debt Allocation Fund	780,201	6,916,957

Stone Harbor Investment Funds Annual Report | May 31, 2018	97

Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2018

The following Funds elect to defer to the year ending May 31, 2018 the following capital losses recognized during the period November 1, 2016 through May 31, 2018:

Fund	Amount
Stone Harbor Emerging Markets Debt Fund	$2,100,311
Stone Harbor High Yield Bond Fund	401,270
Stone Harbor Emerging Markets Corporate Debt Fund	71,559
Stone Harbor Investment Grade Fund	36,207
Stone Harbor Strategic Income Fund	89,686

Unrealized Appreciation and Depreciation on Investments: At May 31, 2018 the aggregate gross unrealized appreciation and depreciation of investments for federal income purposes were as follows:

Stone Harbor Emerging Markets Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$23,064,194
Gross depreciation on investments (excess of tax cost over value)	(62,580,383)
Net depreciation of foreign currency	(31,537)
Net unrealized depreciation	$(39,547,726)
Cost of investments for income tax purposes	$1,215,423,322

Stone Harbor High Yield Bond Fund
Gross appreciation on investments (excess of value over tax cost)	$2,141,198
Gross depreciation on investments (excess of tax cost over value)	(3,287,041)
Net unrealized depreciation	$(1,145,843)
Cost of investments for income tax purposes	$102,307,670

Stone Harbor Local Markets Fund
Gross appreciation on investments (excess of value over tax cost)	$30,079,451
Gross depreciation on investments (excess of tax cost over value)	(136,464,871)
Net depreciation of foreign currency	(1,504,123)
Net unrealized depreciation	$(107,889,543)
Cost of investments for income tax purposes	$999,220,853

Stone Harbor Emerging Markets Corporate Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$30,532
Gross depreciation on investments (excess of tax cost over value)	(421,112)
Net unrealized depreciation	$(390,580)
Cost of investments for income tax purposes	$11,735,283

Stone Harbor Investment Grade Fund
Gross appreciation on investments (excess of value over tax cost)	$67,581
Gross depreciation on investments (excess of tax cost over value)	(237,042)
Net unrealized depreciation	$(169,461)
Cost of investments for income tax purposes	$10,871,182

98	www.shiplp.com

Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2018

Stone Harbor Strategic Income Fund
Gross appreciation on investments (excess of value over tax cost)	$–
Gross depreciation on investments (excess of tax cost over value)	(1,787,548)
Net depreciation of foreign currency	(4,399)
Net unrealized depreciation	$(1,791,947)
Cost of investments for income tax purposes	$34,448,000

Stone Harbor Emerging Markets Debt Allocation Fund
Gross appreciation on investments (excess of value over tax cost)	$2,253,250
Gross depreciation on investments (excess of tax cost over value)	(170,416)
Net unrealized appreciation	$2,082,834
Cost of investments for income tax purposes	$25,923,006

Stone Harbor 500 Plus Fund
Gross appreciation on investments (excess of value over tax cost)	$5,214
Gross depreciation on investments (excess of tax cost over value)	(29,833)
Net unrealized depreciation	$(24,619)
Cost of investments for income tax purposes	$2,334,557

5. ADVISORY FEES

Stone Harbor Investment Partners LP is the Trust’s investment adviser. Under the investment advisory agreement the Trust pays an investment advisory fee calculated daily and paid monthly of 0.60%, 0.50%, 0.75%, 0.85%, 0.35%, 0.55%, 0.70%, and 0.45% of the average daily net assets for Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund, and Stone Harbor 500 Plus Fund, respectively.

The Adviser has contractually agreed to waive investment advisory fees and reimburse other expenses with respect to each of the Funds so that the Net Annual Operating Expenses (exclusive of acquired Fund fees and expenses, brokerage expenses, interest expense, taxes, borrowing costs, organizational and extraordinary expenses) of the Stone Harbor Emerging Markets Debt Fund Institutional Class, Stone Harbor High Yield Bond Fund Institutional Class, Stone Harbor Local Markets Fund Institutional Class, Stone Harbor Emerging Markets Corporate Debt Fund Institutional Class, Stone Harbor Investment Grade Fund Institutional Class, and Stone Harbor 500 Plus Fund Institutional Class will not exceed 0.75%, 0.65% 1.00%, 1.00%, 0.50%, and 0.60% respectively. The Adviser has contractually agreed to waive fees and reimburse expenses with respect to the Stone Harbor Strategic Income Fund Institutional Class and Stone Harbor Emerging Markets Debt Allocation Fund Institutional Class, so that the Net Annual Operating Expenses (inclusive of acquired fund fees and expenses but exclusive of brokerage expenses, interest expense, taxes, borrowing costs, money market expenses, organizational and extraordinary expenses) will not exceed 0.70% and 0.85%, respectively. The fee waiver agreements are in effect through September 30, 2019 and are reevaluated on an annual basis.

The Adviser will be permitted to recover, on a class by class basis, expenses it has borne through the undertakings described above to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in the relevant undertaking; provided that the amount of such recovered fees and expenses does not cause the total annual operating expenses in any such year to exceed the applicable limits described above or any other lower limit then in effect. A Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred. At May 31, 2018, deferred fees and expenses eligible to be recovered will expire as follows:

	2019	2020	2021	Total
Stone Harbor High Yield Bond Fund	$–	$36,364	$139,187	$175,551
Stone Harbor Emerging Markets Corporate Debt Fund	$112,847	$136,853	$141,504	$391,204
Stone Harbor Investment Grade Fund	$125,244	$133,267	$156,452	$414,963
Stone Harbor Strategic Income Fund	$290,586	$316,580	$345,886	$953,052
Stone Harbor Debt Allocation Fund	$734,211	$475,248	$336,034	$1,545,493
Stone Harbor 500 Plus Fund	N/A	$88,145	$164,536	$252,681

Stone Harbor Investment Funds Annual Report | May 31, 2018	99

Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2018

6. INVESTMENTS

During the year ended May 31, 2018, securities were redeemed in-kind from the Stone Harbor Emerging Markets Debt Fund and the Stone Harbor Local Markets Fund. The intent of the transfers was to save on transaction costs both for the redeeming shareholder at the institution they transferred to and for the Stone Harbor Emerging Markets Debt Fund and the Stone Harbor Local Markets Fund, on the sale of assets. The assets of the separate account in the Stone Harbor Emerging Markets Debt Fund and Stone Harbor Local Markets Fund, was redeemed-in-kind out of the Fund in the amount of $28,668,660 and $36,135,200, with a realized loss of $363,206 and $4,784,435 respectively.

For the year ended May 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and U.S. Government Obligations) were as follows:

	Purchases	Sales
Stone Harbor Emerging Markets Debt Fund	$1,308,723,192	$1,466,110,444
Stone Harbor High Yield Bond Fund	72,212,030	124,531,987
Stone Harbor Local Markets Fund	1,253,871,806	1,101,782,945
Stone Harbor Emerging Markets Corporate Debt Fund	13,112,028	14,088,142
Stone Harbor Investment Grade Fund	3,579,251	6,456,707
Stone Harbor Strategic Income Fund	10,320,403	13,406,253
Stone Harbor Emerging Markets Debt Allocation Fund	10,756,913	9,460,816
Stone Harbor 500 Plus Fund	1,621,783	1,180,890

For the year ended May 31, 2018 the aggregate cost of purchases and proceeds from sales of U.S. Government Obligations were as follows:

	Purchases	Sales
Stone Harbor Investment Grade Fund	$374,325	$737,427

7. AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments in affiliated companies for the year ended May 31, 2018 were as follows:

Stone Harbor Strategic Income Fund

Security Name	Share Balance May 31, 2017	Purchases	Sales	Share Balance May 31, 2018	Market Value May 31, 2018	Dividend Income	Change in Unrealized Gain/(Loss)	Realized Gain/(Loss)
Stone Harbor Emerging Markets Corporate Debt Fund	102,140	10,520	(18,854)	93,806	$825,491	$41,659	$(32,340)	$1,287
Stone Harbor Emerging Markets Debt Fund	531,630	253,712	(122,287)	663,055	6,623,917	394,579	(353,476)	(12,881)
Stone Harbor High Yield Bond Fund	1,560,636	195,529	(395,994)	1,360,171	10,758,950	731,583	(81,823)	(521,026)
Stone Harbor Investment Grade Fund	1,471,669	173,704	(558,798)	1,086,575	10,876,614	276,659	(423,637)	16,939
Stone Harbor Local Markets Fund	216,232	477,583	(313,751)	380,064	3,283,750	51,719	(35,554)	189,253
	3,882,307	1,111,048	(1,409,684)	3,583,671	$32,368,722	$1,496,199	$(926,830)	$(326,428)

100	www.shiplp.com

Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2018

Stone Harbor Emerging Markets Debt Allocation Fund

Security Name	Share Balance May 31, 2017	Purchases	Sales	Share Balance May 31, 2018	Market Value May 31, 2018	Dividend Income	Change in Unrealized Gain/(Loss)	Realized Gain/(Loss)
Stone Harbor Emerging Markets Debt Fund	1,142,278	592,304	(359,312)	1,375,270	$13,738,946	$778,999	$(789,719)	$(100,260)
Stone Harbor Local Markets Fund	1,766,344	497,291	(615,374)	1,648,261	14,240,975	176,277	(224,127)	216,607
	2,908,622	1,089,595	(974,686)	3,023,531	$27,979,921	$955,276	$(1,013,846)	$116,347

The High Yield Fund engaged in cross trades with an affiliate during the year ended May 31, 2018 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board of Trustees previously adopted procedures that apply to transactions between the Portfolios pursuant to Rule 17a-7. At its regularly scheduled meetings, the Trustees review such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the High Yield Fund’s procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of the Funds involved. During the year ended May 31, 2018 the High Yield Fund sold securities to another fund for which the Adviser is the investment adviser in the amount of $5,430,548, resulting in a realized loss of $64,361.

8. SHARES OF BENEFICIAL INTEREST

At May 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Transactions in shares of the Institutional Class can be found on the Statements of Changes in Net Assets.

9. BENEFICIAL OWNERSHIP

As of May 31, 2018, IMF Retired Staff Benefits owned beneficially 42.25% of the Stone Harbor High Yield Bond Fund’s outstanding shares, an individual shareholder owned beneficially 58.99% of the Stone Harbor Emerging Markets Debt Allocation Fund’s outstanding shares, the Stone Harbor Strategic Income Fund owned beneficially 99.90% of the Stone Harbor Investment Grade Fund’s outstanding shares, an individual shareholder owned 67.94% of the Stone Harbor Strategic Income Fund’s outstanding shares, one individual shareholder held 34.20% of the Stone Harbor Emerging Markets Corporate Bond Fund’s outstanding shares, and an individual shareholder owned beneficially 99.51% of the Stone Harbor 500 Plus Fund’s outstanding shares.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

11. OTHER

The Funds, along with the Stone Harbor Emerging Markets Total Income Fund and the Stone Harbor Emerging Markets Income Fund (the “Stone Harbor Fund Complex”) pays each Trustee who is not an interested person, of the Investment Adviser or any of its affiliates an aggregate fee of $84,000 per year. The Chair of the Audit Committee of the Board receives additional compensation of $5,000 per year for his service as chair. These fees were allocated over the Stone Harbor Fund Complex based on the average net assets of each fund. Interested Trustees of the Trust are not compensated by the Stone Harbor Fund Complex. All Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend such meetings. Officers of the Funds do not receive compensation for performing the duties of their office.

12. RECENT ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the funds.

Stone Harbor Investment Funds Annual Report | May 31, 2018	101

Stone Harbor Investment Funds	Additional Information

May 31, 2018 (Unaudited)

FUND PORTFOLIO HOLDINGS

The SEC has adopted the requirement that all registered investment companies file a complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. For the Funds, this would be for the fiscal quarters ending August 31 and February 28. The Form N-Q filing must be made within 60 days of the end of the quarter. The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov., or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30 are available without a charge, upon request, by contacting Stone Harbor Investment Funds at 1-866-699-8158 or on the SEC website at http://www.sec.gov.

SHAREHOLDER TAX INFORMATION

Certain tax information regarding the Trust is required to be provided to shareholders based upon each Fund’s income and distributions for the year ended May 31, 2018. The Funds designate the following as a percentage of taxable ordinary income distributions, up to the maximum amount allowable, for the calendar year ended December 31, 2017:

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund	Stone Harbor Emerging Markets Corporate Debt Fund	Stone Harbor Investment Grade Fund	Stone Harbor Strategic Income Fund	Stone Harbor Emerging Markets Debt Allocation Fund
Dividends Received Deduction Percentage	0.00%	0.01%	0.00%	0.00%	0.00%	0.01%	0.00%
Qualified Dividend Income Percentage	0.00%	0.01%	0.00%	0.00%	0.00%	0.01%	0.00%

In early 2018, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2017 via Form 1099. The Funds will notify shareholders in early 2019 of amounts paid to them by the Funds, if any, during the calendar year 2018.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Stone Harbor Investment Grade Fund and the Stone Harbor 500 Plus Fund designated $55,861 and $170,479, respectively, as long term capital gain dividends.

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays U.S. Aggregate Index	The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.
Bloomberg Barclays Global Credit Index (Hedged USD)	Bloomberg Barclays Global Credit Index is a subset of the Global Aggregate Index and is subject to the same quality, liquidity, and maturity requirements and exclusion rules of the latter. Constituents must be rated investment grade by at least two of the three major ratings agencies. Constituents must have a remaining maturity of at least one year. The index does not include convertibles, floating-rate notes, fixed-rate perpetuals, warrants, linked bonds, and structured products.
Citigroup High Yield Market Capped Index	The Citigroup High Yield Market Capped Index represents a modified version of the High Yield Market Index by delaying the entry of “fallen angel” issues and capping the par value of individual issuers at US $15 billion par amount outstanding. The index is a total rate of return index which captures the performance of below investment grade debt issued by corporations domiciled in the United States or Canada.
ICE BofAML US High Yield Constrained Index (HUC0)	The ICE BofAML US High Yield Constrained Index (HUC0) contains all securities in ICE BofAML US High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.
JPMorgan CEMBI Broad Diversified Index	The JPMorgan CEMBI Broad Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries and consists of an investable universe of corporate bonds. The minimum amount outstanding required is $350 mm for the CEMBI Broad Diversified. The CEMBI Broad Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.

102	www.shiplp.com

Stone Harbor Investment Funds	Additional Information

May 31, 2018 (Unaudited)

JPMorgan EMBI Global Diversified Index	The JPMorgan EMBI Global Diversified (EMBI Global Diversified) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.
JPMorgan GBI EM Global Diversified Index	The JPMorgan GBI EM Global Diversified consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index.
S&P 500 Index	The S&P 500 is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

DEFINITIONS

ABS – An asset-backed security (ABS) is a financial security backed by a loan, lease or receivables against assets other than real estate and mortgage-backed securities.

Alpha – A measure of performance on a risk-adjusted basis. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Basis Point – A unit equal to one hundredth of a percentage point.

Beta – A measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Broad–based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed accounts or investment funds. Investments cannot be made directly in a broad-based securities index.

CMBS – Commercial mortgage-backed securities (CMBS) are a type of mortgage-backed security that is secured by mortgages on commercial properties, instead of residential real estate.

Credit Spread – The difference in yield between a U.S. Treasury bond and a debt security with the same maturity.

Derivative – A security with a price that is dependent on or derived from one or more underlying assets.

Duration – A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Floating Rate Bonds – Bond whose interest amount fluctuates in step with the market interest rates, or some other external measure.

High Yield Spread – The percentage difference in current yields of high-yield bonds compared to investment grade corporate bonds.

Investment Grade – Refers to bonds that are considered to have a relatively low risk of default, ranging from highest credit quality to good credit quality. Bonds rated below investment grade are considered to have significant speculative characteristics.

Par Value – The face value of a bond.

RMBS – Residential mortgage-backed securities (RMBS) are a type of mortgage-backed debt obligation whose cash flows come from residential debt, such as mortgages, home-equity loans and subprime mortgages.

S&P Futures – S&P 500 futures are a type of capital asset contract that provides a buyer the right to a predetermined selection of stocks and on a predetermined future date listed on the S&P 500 stock market index.

Sovereign Debt – Refers to bonds issued by a national government in order to finance the issuing country’s growth. Sovereign debt described as external is denominated in U.S. dollar, while sovereign debt described as local is issued in a foreign currency.

Spread – The difference between the bid and ask price of a security or asset.

Standard and Poor’s ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). A security that has not been given a credit rating by Standard and Poor’s is listed as “not rated”. For additional information please go to the Understanding Ratings section at www.standardpoors.com.

Tranche – Portions of debt or structured financing. Each portion (or tranche) is one of several related securities offered at the same time but with a different set of risks, rewards, and maturities.

USD 3-Month LIBOR – The average interest rate at which a selection of banks in London are prepared to lend to one another in American dollars with a maturity of 3 months. The LIBOR interest rates are used by banks as the base rate in setting the level of their savings, mortgage and loan interest rates.

Yield Curve – Yield curve tracks the relationship between interest rates and the maturity of Treasury Securities at a given time.

Yield-To-Maturity – The total return anticipated on a bond if the bond is held until the end of its lifetime. Yield to maturity is considered a long-term bond yield, but is expressed as an annual rate.

Stone Harbor Investment Funds Annual Report | May 31, 2018	103

Stone Harbor Investment Funds	Board Approval of Investment Advisory Agreement

May 31, 2018 (Unaudited)

The investment advisory agreements (each an “Agreement” and, together, the “Agreements”) for each of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund, Stone Harbor Emerging Markets Debt Blend Fund and Stone Harbor 500 Plus Fund (each, a “Fund” and together, the “Funds”) is subject to annual approval by (i) the vote of a majority of the entire Board of Trustees, or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), of the applicable Fund, and (ii) the vote of a majority of the Trustees who are not interested persons of the Funds (the “Independent Trustees”). Each Agreement is terminable with respect to a Fund by Stone Harbor Investment Partners LP, each Fund’s investment adviser (the “Adviser”), a majority of the Trustees, or a vote of a majority of the outstanding voting securities of the applicable Fund, without penalty, by not less than 60 days’ prior written notice. Each Agreement will terminate automatically in the event of its assignment (as defined for purposes of the 1940 Act).

The Board of Trustees, including the Independent Trustees, meets over the course of the year with representatives of the Adviser, including the Funds’ respective portfolio managers, and regularly reviews detailed information regarding the investment program and performance of each Fund. The Board of Trustees also receives periodic updates between meetings. The Trustees, including the Independent Trustees, met on April 18, 2018 to review the Agreements for each Fund and to determine whether to approve the continuation of the Agreements for an additional one-year period. The Trustees considered all information they deemed reasonably necessary to evaluate the terms thereof. In connection with this meeting, the Trustees received materials to assist them with their review. These materials included, among other things, (i) information provided in response to a request for information from the Independent Trustees’ independent legal counsel; (ii) information about the Adviser, including the Adviser’s financial results and financial condition, and services provided by the Adviser; (iii) information on each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff; (iv) information on each Fund’s investment performance and the performance of a group of comparable funds prepared by a third party; (v) information on each Fund’s advisory fees and other expenses, including information about the fees charged to institutional accounts managed by the Adviser and other Funds where the Adviser serves as sub-adviser, comparisons of the Funds’ fees to the fees of a group of similar funds prepared by a third party and information about any applicable expense caps; (vi) information about the profitability of each Agreement to the Adviser; (vii) information regarding arrangements in respect of the distribution of the Funds’ shares; (viii) information regarding the allocation of the Funds’ brokerage; and (ix) information regarding the Adviser’s program for assuring the Funds’ and their service providers’ compliance with applicable laws. Throughout the process, the Independent Trustees were afforded the opportunity to ask questions and request additional information. In addition, the Independent Trustees were assisted by independent legal counsel throughout the process.

In considering whether to approve the continuation of each Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the following:

The nature, extent and quality of the services provided to the Funds under the Agreements.

The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Funds. In this regard, the Trustees took into account the experience of each Fund’s portfolio management team and of the Adviser’s senior management, and the time and attention they devote to the Funds. The Trustees also considered each Fund’s record of compliance with its investment restrictions and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser provided to the Funds, including resources designed to ensure compliance with the investment objectives, policies and restrictions of each Fund. Based on these considerations, the Trustees concluded that the Funds would continue to benefit from the nature, extent and quality of these services as a result of the Adviser’s experience, personnel, operations, and resources.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each Agreement, that the nature, extent and quality of the services provided by the Adviser supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser.

The Trustees reviewed performance information for each Fund, including information prepared by a third party, for various time periods since each Fund’s inception. The review included a comparison of each Fund’s performance to the performance of a group of comparable funds and benchmark selected by a third party. The Trustees also considered the Adviser’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes. The Trustees noted that: (1) although Stone Harbor Emerging Markets Corporate Debt Fund’s performance lagged the third party benchmark and peer group average for the one-year period, the Fund’s performance exceeded that of its peer group average for the three-year period and exceeded the third party benchmark and peer group average for the five-year period; (2) although Stone Harbor Emerging Markets Debt Fund’s performance slightly lagged the third party benchmark and peer group average for the one-year period, the Fund’s performance exceeded that of the third party benchmark and peer group average for all remaining relevant time periods; (3) Stone Harbor High Yield Bond Fund’s performance lagged the performance of the third party benchmark and peer group for all time periods; (4) Stone Harbor Investment Grade Fund’s performance lagged the performance of the third party benchmark and peer group average for the one-year period, exceeded the performance of the peer group average for the three-year period and lagged the performance of the third party benchmark for the three-year period; (5) Stone Harbor Local Markets Fund’s performance exceeded the performance of its peer group average over the one-year period and the three-year period, but lagged the peer group average over the five-year period and lagged the third party benchmark’s performance over the one-year, three-year and five-year periods; (6) Stone Harbor Strategic Income Fund’s performance lagged the performance of the third party benchmark and peer group average for the one-year period, exceeded the performance of the peer group average for the three-year period and equaled the performance of the third party benchmark for the three-year period; (7) Stone Harbor Emerging Markets Debt Allocation Fund’s performance exceeded the performance of the third party benchmark and peer group average for the one-year period and lagged the performance of the third party benchmark and peer group average for the three-year period; and (8) Stone Harbor 500 Plus Fund’s performance exceeded the performance of the third party benchmark and peer group average for the one-year period. With respect to Funds whose performance lagged the third party benchmark or peer group average for certain periods, the Trustees concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector or country allocation) by the Adviser that were consistent with the Fund’s investment objective and strategies, (2) that the Fund’s more recent performance, although lagging in certain periods, had shown improvement when compared to relevant performance benchmarks and categories, (3) any performance issues were attributable in part to market or economic conditions, or (4) that the Fund’s long-term performance was strong when compared to relevant performance benchmarks and/or peer groups. In addition, in cases where a Fund had extended underperformance, the Trustees had further discussions with senior management of the Adviser to consider the factors that contributed to underperformance and the Adviser discussed the steps that it had taken to improve performance and its plans to monitor performance going forward. With respect to Stone Harbor Emerging Markets Debt Blend Fund, the Trustees noted that the Fund was not yet operational and therefore no performance information had been provided for the Fund.

104	www.shiplp.com

Stone Harbor Investment Funds	Board Approval of Investment Advisory Agreement

May 31, 2018 (Unaudited)

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each Agreement, that these factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Funds.

The Trustees considered the fees charged to each Fund for advisory services as well as the total expense level of each Fund. The Adviser furnished information to the Trustees compiled by a third party showing a comparison of each Fund’s advisory fees and total expense levels compared to a group of comparable funds selected by the third party. The Trustees noted that each of the Funds is subject to expense caps (although the total expense ratios for certain Funds are below the cap), and each of the Fund’s advisory fee and total expenses (after application of the expense caps and waivers) align competitively with comparable groups of mutual funds. The Trustees noted that each of the Fund’s total expenses (after application of the expense caps and waivers) was at or below the median total expenses of the comparable funds selected by the third party, other than the Stone Harbor Emerging Markets Corporate Debt Fund, whose total expenses were higher than the median. With respect to the Emerging Markets Corporate Debt Fund, the Trustees noted that the Fund’s advisory fee was below the median advisory fee of the comparable funds (after application of the expense caps and waivers). The Adviser also provided information about the costs to it of providing services to the Funds, including information about how such costs are determined for each Fund, and information about its profitability with respect to its management of each of the Funds, as well as information about the advisory fees it charges with respect to other funds, institutional separate accounts and sub-advised funds with similar strategies, and information about differences in such fees and the reasons for such differences. In this regard, the Trustees noted that the effective management fee rates received by the Adviser from the Funds (after application of expense caps and waivers) are generally comparable to the fees charged to similarly managed institutional accounts. They also noted that the Funds were offered primarily to institutional investors, many of whom were focused on the Funds’ fees and expenses, and that the Funds are relatively small when compared to certain of the Adviser’s institutional accounts and therefore are able to take advantage of resources that the Adviser devotes to institutional accounts. With respect to funds for which the Adviser serves as sub-adviser, the Trustees took into account the additional and different services provided as an adviser and the additional risks faced as an adviser of a fund compared to serving as a sub-adviser of a fund. In this regard, the Trustees took into account that fees charged by the Adviser for advisory services may be different than fees charged by the Adviser for sub-advisory services. The Trustees also considered the demands and complexity of the investment management of the Funds as compared to the complexity of managing (or sub-advising) other funds and separate accounts. The Trustees also considered the Adviser’s description of how profitability is determined and the reasons for differences in profitability between Funds and from year to year.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each Agreement, that the advisory fees for each of the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser in respect of its relationship with the Funds supported the renewal of the Agreements.

Stone Harbor Investment Funds Annual Report | May 31, 2018	105

Stone Harbor Investment Funds	Board Approval of Investment Advisory Agreement

May 31, 2018 (Unaudited)

Economies of Scale.

The Trustees considered to what extent economies of scale would likely be realized as the Funds grow and whether those economies would be shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense caps. The Trustees also considered the investments in personnel and technology, which the Adviser had made over the years, and the extent to which those investments could benefit the Funds. The Trustees noted that the Funds’ expenses are capped, and that the Adviser proposed to maintain the Funds’ fee waiver/expense reimbursement arrangements at current levels until September 30, 2019. They also noted that some of the Funds had expense ratios that were below the cap. The Trustees also considered whether breakpoints in the investment advisory fees would be appropriate and, after discussion, decided not to propose the implementation of breakpoints at this time but indicated that the implementation of breakpoints might be considered in the future.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each Agreement, that the extent to which economies of scale would be shared with the Funds supported the approval of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	So-called “fallout benefits” to the Adviser, such as the benefits from offering its institutional clients the ability to invest in a registered investment company. The Trustees also considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, concluded that the existing investment advisory agreements for Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund, Stone Harbor Emerging Markets Debt Blend Fund and Stone Harbor 500 Plus Fund should be continued through June 20, 2019.

106	www.shiplp.com

Stone Harbor Investment Funds	Trustees & Officers

May 31, 2018 (Unaudited)

The business and affairs of each Fund are managed under the direction of its Board of Trustees. The Board of Trustees approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund’s Adviser and administrator.

The name, year of birth and principal occupations for the past five years of the Trustees and officers of the Funds are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee. Except as otherwise noted, the address of each Trustee and officer is c/o Stone Harbor Investment Partners LP, 31 W. 52nd Street, 16th Floor, New York, New York 10019. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available without a charge, upon request, by calling 1-866-699-8158.

INDEPENDENT TRUSTEES

Name and Year of Birth(1)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Alan Brott 1942	Chairman of the Audit Committee; Trustee	Since 2007	Columbia University - Associate Professor, 2000-Present; Consultant, 1991-Present.	11	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund, Grosvenor Registered Multi- Strategy Fund, Man FRM Alternative Multi- Strategy Fund, Excelsior Private Markets Funds (3 funds), UST Global Private Markets, and NB Crossroads Private Markets Fund (2 funds).
Heath B. McLendon 1933	Trustee	Since 2007	Retired since 2006; formerly Citigroup - Chairman of Equity Research Oversight Committee.	11	Stone Harbor Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund.
Patrick Sheehan 1947	Trustee	Since 2007	Retired since 2002; formerly, Citigroup Asset Management- Managing Director and Fixed Income Portfolio Manager.	11	Stone Harbor Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund.

Stone Harbor Investment Funds Annual Report | May 31, 2018	107

Stone Harbor Investment Funds	Trustees & Officers

May 31, 2018 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name and Year of Birth(1)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Glenn Marchak 1956	Trustee	Since 2015	Consultant and Private Investor.	11	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc.
Bruce Speca 1956	Trustee	Since 2016	Trustee, the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds (November 2011-Present); Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011; Executive Vice President - Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	11	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

INTERESTED TRUSTEE

Name and Year of Birth(1)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Thomas K. Flanagan* 1953	Chairman and Trustee	Since 2012	Since April 2006, Portfolio Manager and other senior management positions at Stone Harbor; prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1991.	11	Stone Harbor Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund.

108	www.shiplp.com

Stone Harbor Investment Funds	Trustees & Officers

May 31, 2018 (Unaudited)

OFFICERS

Name and Year of Birth(1)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Peter J. Wilby 1958	President	Since 2007	Co-portfolio manager of the Fund; since April 2006, Chief Investment Officer of Stone Harbor; prior to April 2006, Chief Investment Officer — North American Fixed Income at Citigroup Asset Management; joined Citigroup or its predecessor firms in 1989.
Jeffrey S. Scott 1959	Chief Compliance Officer	Since 2007	Since April 2006, Chief Compliance Officer of Stone Harbor; from October 2006 to March 2007, Director of Compliance, New York Life Investment Management LLC; from July 1998 to September 2006, Chief Compliance Officer, Salomon Brothers Asset Management Inc.
Thomas M. Reynolds 1960	Principal Financial and Accounting Officer	Since 2014	Since February 2008, Controller of Stone Harbor; from February 2006 to February 2008, Vice President of Portfolio Administration for Goldman Sachs Asset Management; from 1991 to 2006, various positions at Citigroup Asset Management.
Amanda Suss 1969	Treasurer	Since 2014	Since July 2011, Senior Finance Associate of Stone Harbor; from 2000 to July 2006, Director of Business Operations at Citigroup Asset Management; From April 1994 to April 2000, Mutual Fund Accounting Manager at Smith Barney Asset Management.
Adam J. Shapiro 1963	Secretary; Anti-Money Laundering Officer	Since 2007	Since April 2006, General Counsel of Stone Harbor; from April 2004 to March 2006, General Counsel, North American Fixed Income, Salomon Brothers Asset Management Inc.; from August 1999 to March 2004, Director of Product and Business Development, Citigroup Asset Management.
Vilma V. DeVooght 1977	Assistant Secretary	Since 2015	Senior Counsel, ALPS, since 2014; Associate Counsel, First Data Corporation 2012 to 2014; Legal Counsel, Invesco 2009 to 2011.
Erich Rettinger 1985	Assistant Treasurer	Since 2016	Fund Controller, since 2013, and Fund Accountant, 2007 to 2013, ALPS.

*	Mr. Flanagan is an interested person of the Trust (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with the Adviser
(1)	The business address of each Trustee and Officer of the Fund is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.
(2)	Each Trustee serves until retirement, resignation or removal from the Board. Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.
(3)	The term “Fund Complex” as used in this table includes each Fund of the Trust, the Stone Harbor Emerging Markets Income Fund and the Stone Harbor Emerging Markets Total Income Fund, two closed-end funds advised by the Adviser.

Stone Harbor Investment Funds Annual Report | May 31, 2018	109

INVESTMENT ADVISER

Stone Harbor Investment Partners LP

31 W. 52nd Street, 16th Floor
New York, New York 10019

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100

Denver, Colorado 80203

DISTRIBUTOR

ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

TRANSFER AGENT

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

CUSTODIAN

State Street Bank and Trust Company
One Iron Street Boston,
Massachusetts 02210

LEGAL COUNSEL

Ropes & Gray LLP

1211 Avenue of the Americas
New York, New York 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
555 17th Street, Suite 3600
Denver, Colorado 80202

This material must be accompanied or preceded by a prospectus.

SHF000916 exp. 7/30/2019

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 12.A.1. hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Board of Trustees has designated Alan J. Brott as the Registrant’s “audit committee financial expert.” Mr. Brott is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Brott has significant public accounting experience, including significant experience as a partner at a public accounting firm.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended May 31, 2017 and May 31, 2018, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $333,000 and $ 339,000, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended May 31, 2017 and May 31, 2018, there were no fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported in paragraph (a) of this Item 4.

(c)	Tax Fees: For the Registrant’s fiscal years ended May 31, 2017 and May 31, 2018, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $32,600 and $45,760, respectively. The fiscal year 2017 and 2018 tax fees were for services pertaining to federal and state income tax return review, review of year-end dividend distributions and excise tax preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended May 31, 2017 and May 31, 2018, aggregate fees billed to the Registrant by the principal accountant for services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0, respectively. These fees were related to services provided to assist Stone Harbor Investment Funds in Indian tax matters.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s Audit Committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended May 31, 2017 and May 31, 2018 were $0 and $0, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 13.A.1.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	August 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	August 7, 2018

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds
Principal Financial Officer/Principal Accounting Officer

Date:	August 7, 2018